UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09721

PIMCO Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: December 31

Date of reporting period: June 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO MANAGED ACCOUNTS TRUST

Semiannual Report

June 30, 2019

Fixed Income SHares: Series C (“FISH: Series C”)

Fixed Income SHares: Series LD (“FISH: Series LD”)

Fixed Income SHares: Series M (“FISH: Series M”)

Fixed Income SHares: Series R (“FISH: Series R”)

Fixed Income SHares: Series TE (“FISH: Series TE”)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s annual and semi-annual shareholder reports will no longer be sent by mail from your financial intermediary, such as a broker-dealer or bank, which offers the Portfolio unless you specifically request paper copies from your financial intermediary. Instead, the shareholder reports will be made available on a website, and your financial intermediary will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your financial intermediary.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by following the instructions provided by your financial intermediary.

You may elect to receive all future reports in paper free of charge from your financial intermediary. You should contact your financial intermediary if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolios held in your account at the financial intermediary.

Letter from the Chair of the Board & President

Dear Shareholder,

Following this letter is the PIMCO Managed Accounts Trust Semiannual Report, which covers the six-month reporting period ended June 30, 2019. On the subsequent pages you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended June 30, 2019

The U.S. economy continued to expand during the reporting period. Looking back, U.S. gross domestic product (“GDP”) grew at an annual pace of 2.2% during the fourth quarter of 2018. For the first quarter of 2019, GDP growth rose to an annual pace of 3.1%. Finally, the Commerce Department’s initial reading for second quarter 2019 GDP, released after the reporting period ended, showed that the U.S. economy grew at a 2.1% annual pace.

After raising rates four times in 2018, the Federal Reserve (the “Fed”) reversed course and had a “dovish pivot.” With its December 2018 rate hike, the Fed increased the federal funds rate to a range between 2.25% and 2.50%. However, at its meeting in January 2019, the Fed tapered its expectations for the pace of rate hikes in 2019. Then, after the Fed’s meeting in June 2019, Fed Chair Jerome Powell said, “The case for somewhat more accommodative policy has strengthened.” This stance was partially attributed to trade tensions and signs of slowing global growth, including weakening manufacturing data. Finally, at its meeting that concluded on July 31, 2019, after the reporting period ended, the Fed lowered the federal funds rate to a range between 2.00% and 2.25%. This represented the Fed’s first rate cut since 2008.

Growth outside the U.S. continued, but the pace generally moderated. According to the International Monetary Fund (“IMF”), global growth is projected to be 3.3% in 2019, versus 3.6% in 2018. From a regional perspective, the U.S. economy is expected to expand 2.3% in 2019, compared to 2.9% in the prior year. Elsewhere, the IMF anticipates 2019 GDP growth in the eurozone, UK and Japan will be 1.3%, 1.2% and 1.0%, respectively. For comparison purposes, these economies expanded 1.8%, 1.4% and 0.8%, respectively, in 2018.

Against this backdrop, the European Central Bank (the “ECB”) and the Bank of Japan largely maintained their highly accommodative monetary policies. The ECB ended its quantitative easing program in December 2018 and indicated that it does not expect to raise interest rates, “at least through the first half of 2020.” Meanwhile, the Bank of England kept rates on hold for the reporting period.

Both short- and long-term U.S. Treasury yields declined. In our view, falling rates were partially due to signs of moderating global growth, the Fed’s dovish pivot and periods

2	PIMCO MANAGED ACCOUNTS TRUST

of investor risk aversion. The yield on the two-year U.S. Treasury note was 1.75% at the end of the reporting period, compared to 2.48% on December 31, 2018. Meanwhile, the yield on the benchmark 10-year U.S. Treasury note was 2.00% at the end of the reporting period, versus 2.69% on December 31, 2018. The Bloomberg Barclays Global Treasury Index (USD hedged), which tracks fixed-rate, local-currency government debt of investment grade countries, including both developed and emerging markets, returned 5.52%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD hedged), a widely used index of global investment grade credit bonds, returned 8.22%. Riskier fixed income asset classes, including high yield corporate bonds and emerging market debt, also generated positive results. The ICE BofAML Developed Markets High Yield Constrained Index (USD hedged), a widely used index of below investment grade bonds, returned 10.05%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD hedged), returned 10.60%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 8.72%.

Global equities also produced strong results. Despite periods of volatility, U.S. equities moved sharply higher. We believe this rally was driven by a number of factors, including corporate profits that often exceeded expectations and a more accommodative Fed. All told, U.S. equities, as represented by the S&P 500 Index, returned 18.54%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 10.59%, whereas global equities, as represented by the MSCI World Index, returned 16.98%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 7.53%, and European equities, as represented by the MSCI Europe Index (in EUR), returned 16.24%.

Commodity prices fluctuated and largely moved higher. When the reporting period began, Brent crude oil was approximately $54 a barrel, but by the end, it was roughly $67 a barrel. Elsewhere, gold and copper prices also rose.

Finally, there were periods of volatility in the foreign exchange markets, due in part to signs of moderating global growth and changing central bank monetary policies, along with a number of geopolitical events. The U.S. dollar strengthened against a number of other major currencies. For example, the U.S. dollar returned 0.82% and 0.45% versus the euro and British pound, respectively. However, the U.S. dollar fell 1.71% versus the Japanese yen.

SEMIANNUAL REPORT	JUNE 30, 2019	3

Letter from the Chair of the Board & President (Cont.)

Thank you for the assets you have placed with us. We deeply value your trust, and we will continue to work diligently to meet your broad investment needs. We also invite you to visit our website at www.pimco.com/FISH to learn more about our global viewpoints.

Sincerely,

Deborah A. DeCotis	Eric D. Johnson
Chair of the Board of Trustees	President

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO MANAGED ACCOUNTS TRUST

Important Information About the Portfolios

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by a Portfolio are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Portfolio management will anticipate such movement accurately. A Portfolio may lose money as a result of movement in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are at or near historically low levels. Thus, the Portfolios currently face a heightened level of interest rate risk, especially as the Federal Reserve Board ended its quantitative easing program in October 2014 and raised interest rates several times thereafter before lowering them in July 2019. Interest rates may change in the future depending upon the Federal Reserve Board’s view of economic growth, inflation, employment and other market factors. To the extent the Federal Reserve Board raises interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Portfolio’s performance or cause a Portfolio to incur losses. As a result, the Portfolio may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Portfolio.

The Portfolios may be subject to various risks as described in each Portfolio’s prospectus and in the Principal Risks in the Notes to Financial Statements.

With respect to certain securities, the Portfolios may make different asset class, sector or geographical classifications for the purpose of monitoring compliance with investment guidelines than the classifications disclosed in this report.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s decision to leave the European Union may impact Portfolio returns. This decision may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Portfolios may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark

SEMIANNUAL REPORT	JUNE 30, 2019	5

Important Information About the Portfolios (Cont.)

Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Portfolios or on certain instruments in which the Portfolios invest are not known.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each Portfolio Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that all dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on (i) Portfolio distributions or (ii) the redemption of Portfolio shares. Total return for a period of more than one year represents the average annual total return. Performance shown is net of fees and expenses. The figures in the line graph are calculated at net asset value and assume the investment of $10,000 at the end of the month that a Portfolio commenced operations. Each Portfolio measures its performance against a broad-based securities market index (“benchmark index”). Each benchmark index does not take into account fees, expenses or taxes.

The following table discloses the commencement of operations and diversification status of each Portfolio:

Portfolio Name	Commencement of Operations	Diversification Status
Fixed Income SHares: Series C	03/17/00	Diversified
Fixed Income SHares: Series LD	12/20/13	Diversified
Fixed Income SHares: Series M	03/17/00	Diversified
Fixed Income SHares: Series R	04/15/04	Diversified
Fixed Income SHares: Series TE	06/25/12	Diversified

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with PIMCO as the Investment Adviser and Administrator, PIMCO Investments LLC and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Portfolios. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Portfolio’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any press release or shareholder report, any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of the Trust or a Portfolio creates a contract between or among any shareholders of a Portfolio, on the one hand, and the Trust, a Portfolio, a service provider to the Trust or a Portfolio, and/or the Trustees or officers of the Trust, on the other hand.

6	PIMCO MANAGED ACCOUNTS TRUST

The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus, summary prospectus or SAI with respect to a Portfolio or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Portfolio is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Portfolio, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

An investment in a Portfolio is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Portfolios.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Portfolios as the policies and procedures that PIMCO will use when voting proxies on behalf of the Portfolios. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Portfolio, and information about how each Portfolio voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Portfolios at (800) 927-4648, on the Portfolios’ website at www.pimco.com/ FISH, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Each Portfolio files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-PORT. Each Portfolio’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and are available without charge, upon request by calling the Portfolios at (800) 927-4648. Prior to its use of Form N-PORT, each Portfolio filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC adopted a rule that, beginning in 2021, generally will allow shareholder reports to be delivered to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Portfolio’s shareholder reports going forward may be found on the front cover of this report.

The SEC adopted amendments to certain disclosure requirements relating to open-end investment companies’ liquidity risk management programs. Effective December 1, 2019, large fund complexes will be required to include in their shareholder reports a discussion of their liquidity risk management programs’ operations over the past year.

SEMIANNUAL REPORT	JUNE 30, 2019	7

Fixed Income SHares: Series C	FXICX

Cumulative Returns Through June 30, 2019

Allocation Breakdown as of 06/30/2019†§

Corporate Bonds & Notes	31.9%
U.S. Government Agencies	30.1%
U.S. Treasury Obligations	16.5%
Asset-Backed Securities	14.3%
Non-Agency Mortgage-Backed Securities	3.4%
Short-Term Instruments‡	1.6%
Loan Participations and Assignments	1.4%
Other	0.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series C	6.43%	7.83%	3.00%	7.37%	9.20%
Bloomberg Barclays U.S. Intermediate Credit Index	6.65%	8.23%	3.10%	4.76%	5.31%♦

All Portfolio returns are net of fees and expenses.

* Cumulative Return

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.31%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

8	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to financial credits contributed to relative performance, as spreads decreased.

»	Positions in securitized assets, particularly collateralized loan obligations, contributed to performance, as these assets had positive gains.

»	Overweight exposure to U.S. dollar-denominated emerging market external debt contributed to relative performance, as spreads decreased.

»	Underweight exposure to U.S. duration detracted from relative performance, as U.S. interest rates decreased.

»	A strategy of being short French duration and long German duration detracted, as the spread between French and German rates decreased.

»	Short exposure to duration in the U.K. detracted from relative performance, as rates at the intermediate and long parts of the curve decreased.

SEMIANNUAL REPORT	JUNE 30, 2019	9

Fixed Income SHares: Series LD	FXIDX

Cumulative Returns Through June 30, 2019

Allocation Breakdown as of 06/30/2019†§

Corporate Bonds & Notes	76.8%
Asset-Backed Securities	10.7%
Non-Agency Mortgage-Backed Securities	7.3%
Short-Term Instruments‡	1.8%
U.S. Treasury Obligations	1.6%
Other	1.8%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (12/20/13)
Fixed Income SHares: Series LD	2.34%	2.57%	3.16%	—	3.38%
ICE BofAML 1-3 Year U.S. Treasury Index	2.44%	3.96%	1.21%	—	1.17%

All Portfolio returns are net of fees and expenses.

* Cumulative Return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 3.02%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

10	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Holdings of investment grade corporate credit contributed to performance, as the asset class posted positive total returns.

»	Holdings of U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to performance, as the securities delivered positive total return.

»	Overweight exposure to Canadian 2-year rates contributed to performance, as Canadian 2-year rates fell.

»	Underweight exposure to U.S. duration detracted from performance, as U.S. Treasury yields fell.

»	Underweight exposure to high yield corporate credit detracted from performance, as the asset class posted strong total returns.

SEMIANNUAL REPORT	JUNE 30, 2019	11

Fixed Income SHares: Series M	FXIMX

Cumulative Returns Through June 30, 2019

Allocation Breakdown as of 06/30/2019†§

U.S. Government Agencies	33.5%
Asset-Backed Securities	21.9%
Corporate Bonds & Notes	17.7%
Non-Agency Mortgage-Backed Securities	13.7%
U.S. Treasury Obligations	7.2%
Municipal Bonds & Notes	3.2%
Short-Term Instruments‡	2.1%
Other	0.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (03/17/00)
Fixed Income SHares: Series M	5.80%	8.25%	5.49%	7.67%	7.57%
Bloomberg Barclays U.S. MBS Fixed Rate Index	4.17%	6.22%	2.56%	3.26%	4.81%♦

All Portfolio returns are net of fees and expenses.

* Cumulative Return

♦ Average Annual Return since 03/31/00

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.31%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

12	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Overweight exposure to U.S. duration contributed to relative performance, as U.S. interest rates decreased.

»	Positions in investment-grade corporate credit and U.S. dollar-denominated emerging market external debt contributed to relative performance, as spreads decreased.

»	Underweight exposure to agency mortgage-backed securities detracted from relative performance due to the associated carry, as total returns for this sector were positive.

»	Short exposure to duration in the U.K. and in France detracted from relative performance, as rates at the intermediate and long parts of the curve decreased.

SEMIANNUAL REPORT	JUNE 30, 2019	13

Fixed Income SHares: Series R	FXIRX

Cumulative Returns Through June 30, 2019

Allocation Breakdown as of 06/30/2019†§

U.S. Treasury Obligations	58.0%
U.S. Government Agencies	17.7%
Sovereign Issues	12.0%
Corporate Bonds & Notes	5.5%
Asset-Backed Securities	3.8%
Non-Agency Mortgage-Backed Securities	1.6%
Short-Term Instruments	1.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended June 30, 2019

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (04/15/04)
Fixed Income SHares: Series R	8.30%	5.59%	1.73%	5.88%	5.94%
Bloomberg Barclays U.S. TIPS Index	6.15%	4.84%	1.76%	3.64%	4.15%♦

All Portfolio returns are net of fees and expenses.

* Cumulative Return

♦ Average Annual Return since 04/30/04

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 1.29%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

14	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks maximum real return, consistent with preservation of real capital and prudent investment management.

Portfolio Insights

The following affected performance during the reporting period:

»	Exposure to U.S. Treasury Inflation-Protected Securities (“TIPS”) contributed to absolute performance, as U.S. TIPS, as measured by the Bloomberg Barclays U.S. TIPS Index, posted positive returns.

»	Overweight exposure to U.S. real duration contributed to relative performance, as U.S. real yields moved lower.

»	Overweight exposure to German nominal duration contributed to relative performance, as German nominal yields moved lower.

»	Underweight exposure to French nominal duration detracted from relative performance, as French nominal yields moved lower.

»	Underweight exposure to U.S. nominal duration detracted from relative performance, as U.S. nominal yields moved lower.

»	Underweight exposure to Italian nominal duration detracted from relative performance, as Italian nominal yields moved lower.

SEMIANNUAL REPORT	JUNE 30, 2019	15

Fixed Income SHares: Series TE	FXIEX

Cumulative Returns Through June 30, 2019

Allocation Breakdown as of 06/30/20191§

Municipal Bonds & Notes	96.7%
Short-Term Instruments‡	3.3%

[1]	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended June 30, 2019

	6 Month*	1 Year	5 Year	10 Year	Commencement of Operations (06/25/12)
Fixed Income SHares: Series TE	5.60%	6.15%	4.28%	—	3.44%
Bloomberg Barclays 1-Year Municipal Bond Index	1.58%	2.35%	1.05%	—	0.98%

All Portfolio returns are net of fees and expenses.

* Cumulative Return

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Returns presented do not reflect the deduction of taxes that a shareholder would pay on portfolio distribution or the redemption of portfolio shares or the deduction of any fees charged to investors at the “wrap account” level. Returns shown do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Differences in the Portfolio’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Portfolio and the index.

The Portfolio’s total annual operating expense ratio in effect as of period end was 0.08%. Details regarding any changes to the Portfolio’s operating expenses, subsequent to period end, can be found in the Portfolio’s current prospectus, as supplemented.

16	PIMCO MANAGED ACCOUNTS TRUST

Investment Objective

The Portfolio seeks high current income exempt from U.S. federal income tax consistent with prudent investment management. Total return/capital appreciation is a secondary objective.

Portfolio Insights

The following affected performance during the reporting period:

»	Duration positioning contributed to performance, as municipal yields fell.

»	Overweight exposure to the revenue segment contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the industrial revenue sector contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the housing sector detracted from performance, as the sector underperformed the general municipal market.

»	Select exposure within pre-refunded debt detracted from performance.

»	A modest short interest rate position detracted from performance.

SEMIANNUAL REPORT	JUNE 30, 2019	17

Expense Examples

Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Portfolio expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Portfolios is from January 1, 2019 to June 30, 2019 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these rows, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your Portfolio in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Beginning Account Value (01/01/19)	Ending Account Value (06/30/19)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Series C	$1,000.00	$1,064.30	$1.93	$1,000.00	$1,022.78	$1.90	0.38%
Series LD	1,000.00	1,023.40	19.36	1,000.00	1,005.52	19.19	3.88
Series M	1,000.00	1,058.00	0.46	1,000.00	1,024.21	0.45	0.09
Series R	1,000.00	1,083.00	8.22	1,000.00	1,016.77	7.96	1.60
Series TE	1,000.00	1,056.00	0.46	1,000.00	1,024.21	0.45	0.09	(a)

* Expenses Paid During Period are equal to the net annualized expense ratio for the Portfolio, multiplied by the average account value over the period, multiplied by 180/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Net Annualized Expense Ratio reflected in the expense example above includes 0.09% of non-cash interest expense as shown in the Financial Statements. If the example excluded non-cash interest expense, Expenses Paid During Period would have been $0.00 for Actual Performance and $0.00 Hypothetical Performance. The additional non-cash interest expense does not reflect actual expenses paid by the Portfolio, but instead is offset by additional interest income recorded by the Portfolio in Tender Option Bonds (“TOB”) transactions accounted for as secured borrowing Refer to Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for additional information regarding TOBs.

18	PIMCO MANAGED ACCOUNTS TRUST

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays 1-Year Municipal Bond Index	The Bloomberg Barclays 1-Year Municipal Bond Index is the 1 Year (1-2) component of the Municipal Bond Index. The Index is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays U.S. Intermediate Credit Index	The Bloomberg Barclays U.S. Intermediate Credit Index is an unmanaged index of publicly issued U.S. corporate and specified non-U.S. debentures and secured notes with intermediate maturities ranging from 1 to less than 10 years. To qualify, bonds must be SEC-registered. Securities must also meet specific liquidity and quality requirements.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

ICE BofAML 1-3 Year U.S. Treasury Index	The ICE BofAML 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	JUNE 30, 2019	19

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series C

01/01/2019 -06/30/2019+	$9.94	$0.20	$0.43	$0.63	$(0.21)	$0.00	$0.00	$(0.21)

12/31/2018	10.30	0.36	(0.34)	0.02	(0.38)	0.00	0.00	(0.38)

12/31/2017	10.05	0.39	0.25	0.64	(0.29)	0.00	(0.10)	(0.39)

12/31/2016	10.42	0.44	(0.36)	0.08	(0.38)	0.00	(0.07)	(0.45)

11/01/2015 -12/31/2015(e)	11.20	0.09	(0.11)	(0.02)	(0.76)	0.00	0.00	(0.76	)(f)

10/31/2015	12.29	0.53	(0.48)	0.05	(0.56)	(0.58)	0.00	(1.14)

10/31/2014	13.11	0.51	0.05	0.56	(0.55)	(0.83)	0.00	(1.38)

Series LD

01/01/2019 -06/30/2019+	$9.40	$0.17	$0.05	$0.22	$(0.14)	$0.00	$0.00	$(0.14)

12/31/2018	9.73	0.38	(0.28)	0.10	(0.42)	0.00	(0.01)	(0.43)

12/31/2017	9.77	0.37	(0.02)	0.35	(0.39)	0.00	0.00	(0.39)

12/31/2016	9.83	0.37	0.03	0.40	(0.46)	0.00	0.00	(0.46)

11/01/2015 -12/31/2015(e)	10.02	0.06	(0.03)	0.03	(0.10)	(0.12)	0.00	(0.22	)(f)

10/31/2015	10.20	0.31	0.00	0.31	(0.38)	(0.11)	0.00	(0.49)

12/20/2013 - 10/31/2014	10.00	0.19	0.22	0.41	(0.21)	0.00	0.00	(0.21)

Series M

01/01/2019 -06/30/2019+	$10.14	$0.24	$0.34	$0.58	$(0.22)	$0.00	$0.00	$(0.22)

12/31/2018	10.31	0.46	(0.24)	0.22	(0.39)	0.00	0.00	(0.39)

12/31/2017	9.95	0.45	0.49	0.94	(0.49)	(0.09)	0.00	(0.58)

12/31/2016	9.87	0.58	0.27	0.85	(0.49)	(0.28)	0.00	(0.77)

11/01/2015 - 12/31/2015(e)	10.06	0.10	(0.11)	(0.01)	(0.18)	0.00	0.00	(0.18	)(f)

10/31/2015	10.78	0.50	(0.45)	0.05	(0.50)	(0.27)	0.00	(0.77)

10/31/2014	10.86	0.43	0.07	0.50	(0.40)	(0.18)	0.00	(0.58)

Series R

01/01/2019 - 06/30/2019+	$8.68	$0.15	$0.57	$0.72	$(0.14)	$0.00	$0.00	$(0.14)

12/31/2018	9.26	0.37	(0.60)	(0.23)	(0.35)	0.00	0.00	(0.35)

12/31/2017	9.13	0.35	0.11	0.46	(0.17)	0.00	(0.16)	(0.33)

12/31/2016	8.94	0.35	0.16	0.51	(0.13)	0.00	(0.19)	(0.32)

11/01/2015 -12/31/2015(e)	9.46	0.01	(0.18)	(0.17)	(0.33)	0.00	(0.02)	(0.35	)(f)

10/31/2015	10.47	0.19	(0.62)	(0.43)	(0.58)	0.00	0.00	(0.58)

10/31/2014	10.52	0.37	0.01	0.38	(0.18)	(0.25)	0.00	(0.43)

20	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.36	6.43%	$1,331,050	0.38	%*	0.38	%*	0.00	%*	0.00	%*	3.95	%*	247%

9.94	0.21	1,185,003	0.31		0.31		0.00		0.00		3.62		450

10.30	6.43	1,310,388	0.43		0.43		0.00		0.00		3.79		366

10.05	0.84	1,299,845	0.13		0.13		0.00		0.00		4.35		259

10.42	(0.17)	1,429,703	0.11	*	0.11	*	0.00	*	0.00	*	4.54	*	8

11.20	0.43	1,604,425	0.03		0.03		0.00		0.00		4.56		95

12.29	4.72	2,353,773	0.01		0.01		0.00		0.00		4.11		82

$9.48	2.34%	$79,920	3.88	%*	3.88	%*	0.00	%*	0.00	%*	3.73	%*	27%

9.40	1.07	82,684	3.02		3.02		0.00		0.00		3.94		290

9.73	3.64	86,101	1.30		1.30		0.00		0.00		3.76		230

9.77	4.17	31,609	0.69		0.69		0.00		0.00		3.83		1,395

9.83	0.29	31,900	0.32	*	0.32	*	0.00	*	0.00	*	3.48	*	44

10.02	3.11	28,100	0.24		0.24		0.00		0.00		3.10		1,135

10.20	4.08	9,070	0.10	*	0.10	*	0.00	*	0.00	*	2.15	*	8,278

$10.50	5.80%	$1,343,244	0.09	%*	0.09	%*	0.00	%*	0.00	%*	4.70	%*	293%

10.14	2.23	1,241,128	0.31		0.31		0.00		0.00		4.58		495

10.31	9.60	1,331,955	0.24		0.24		0.00		0.00		4.35		556

9.95	8.78	1,324,624	0.16		0.16		0.00		0.00		5.65		582

9.87	(0.07)	1,487,909	0.14	*	0.14	*	0.00	*	0.00	*	5.60	*	68

10.06	0.51	1,622,393	0.06		0.06		0.00		0.00		4.83		473

10.78	4.78	2,332,201	0.04		0.04		0.00		0.00		4.01		587

$9.26	8.30%	$128,284	1.60	%*	1.60	%*	0.00	%*	0.00	%*	3.34	%*	148%

8.68	(2.52)	115,407	1.29		1.29		0.00		0.00		4.16		231

9.26	5.16	142,081	0.62		0.62		0.00		0.00		3.81		225

9.13	5.68	150,112	0.42		0.42		0.00		0.00		3.81		311

8.94	(1.76)	157,218	0.28	*	0.28	*	0.00	*	0.00	*	0.87	*	16

9.46	(4.22)	174,222	0.16		0.16		0.00		0.00		1.89		126

10.47	3.82	215,671	0.07		0.07		0.00		0.00		3.55		88

SEMIANNUAL REPORT	JUNE 30, 2019	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Series TE

01/01/2019 - 06/30/2019+	$9.94	$0.19	$0.36	$0.55	$(0.19)	$0.00	$0.00	$(0.19)

12/31/2018	10.22	0.38	(0.28)	0.10	(0.38)	0.00	0.00	(0.38)

12/31/2017	9.75	0.36	0.47	0.83	(0.36)	0.00	0.00	(0.36)

12/31/2016	10.02	0.32	(0.27)	0.05	(0.32)	0.00	0.00	(0.32)

11/01/2015 - 12/31/2015(e)	9.85	0.06	0.17	0.23	(0.06)	0.00	0.00	(0.06	)(f)

10/31/2015	9.90	0.28	(0.06)	0.22	(0.27)	0.00	0.00	(0.27)

10/31/2014	9.64	0.26	0.24	0.50	(0.24)	0.00	0.00	(0.24)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(c)

The calculation assumes that all income dividends and capital gain distributions, if any, have been reinvested. Total return does not reflect broker commissions or “wrap fee” charges. Total investment return for a period of less than one year is not annualized.

(d)

The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios. The Portfolios are an integral part of “wrap-fee” programs sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios and PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program.

(e)	Fiscal year end changed from October 31st to December 31st.
(f)

Total distributions for the period ended December 31, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended December 31, 2015.

22	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.30	5.60%	$85,628	0.09	%*	0.09	%*	0.00	%*	0.00	%*	3.82	%*	14%

9.94	0.97	82,521	0.08		0.08		0.00		0.00		3.79		57

10.22	8.61	91,086	0.04		0.04		0.00		0.00		3.64		86

9.75	0.40	90,288	0.00		0.00		0.00		0.00		3.14		193

10.02	2.33	92,821	0.00	*	0.00	*	0.00	*	0.00	*	3.43	*	5

9.85	2.25	91,524	0.00		0.00		0.00		0.00		2.91		72

9.90	5.27	95,841	0.00		0.00		0.00		0.00		2.67		8

SEMIANNUAL REPORT	JUNE 30, 2019	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	Series C	Series LD

Assets:

Investments, at value
Investments in securities*	$2,097,401	$150,117
Investments in Affiliates	10,058	354

Financial Derivative Instruments
Exchange-traded or centrally cleared	764	176
Over the counter	2,298	50
Cash	0	22
Deposits with counterparty	18,894	1,802
Foreign currency, at value	2,495	229
Receivable for investments sold	391	0
Receivable for investments sold on a delayed-delivery basis	0	0
Receivable for TBA investments sold	681,943	0
Receivable for Portfolio shares sold	893	454
Interest and/or dividends receivable	12,139	1,191
Dividends receivable from Affiliates	6	0
Other assets	17	1

Total Assets	2,827,299	154,396

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$54,601	$71,243
Payable for sale-buyback transactions	116,254	1,601
Payable for tender option bond floating rate certificates	0	0

Financial Derivative Instruments
Exchange-traded or centrally cleared	353	128
Over the counter	2,126	178
Payable for investments purchased	13,348	851
Payable for investments in Affiliates purchased	6	0
Payable for TBA investments purchased	1,294,300	0
Payable for unfunded loan commitments	1,500	0
Deposits from counterparty	8,530	269
Payable for Portfolio shares redeemed	676	0
Distributions payable	4,555	206
Other liabilities	0	0

Total Liabilities	1,496,249	74,476

Net Assets	$1,331,050	$79,920

Net Assets Consist of:

Shares of beneficial interest of $0.001 par value (unlimited number authorized)	$128	$8
Paid in capital in excess of par	1,498,735	83,148
Distributable earnings (accumulated loss)	(167,813)	(3,236)

Net Assets	$1,331,050	$79,920

Shares Issued and Outstanding	128,434	8,427

Net Asset Value Per Share Outstanding	$10.36	$9.48

Cost of investments in securities	$2,057,102	$148,873
Cost of investments in Affiliates	$10,058	$353
Cost of foreign currency held	$2,504	$227
Cost or premiums of financial derivative instruments, net	$12,203	$(30)

* Includes repurchase agreements of:	$23,262	$519

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

June 30, 2019 (Unaudited)

Series M	Series R	Series TE

$1,943,799	$237,503	$86,114
26,432	0	2,297

138	213	0
865	418	0
0	1	0
3,109	2,229	0
1,786	688	0
9	241	0
0	17,725	0
740,964	56,813	0
1,161	78	14
7,312	831	840
19	0	4
17	30	0

2,725,611	316,770	89,269

$17,845	$0	$0
0	87,410	0
0	0	3,391

366	146	0
2,832	1,021	0
0	1,675	0
19	0	4
1,347,673	95,440	0
1,750	0	0
6,299	1,743	0
681	148	0
4,902	903	237
0	0	9

1,382,367	188,486	3,641

$1,343,244	$128,284	$85,628

$128	$14	$8
1,280,821	162,213	81,901
62,295	(33,943)	3,719

$1,343,244	$128,284	$85,628

127,885	13,848	8,317

$10.50	$9.26	$10.30

$1,882,999	$233,610	$81,055
$26,432	$0	$2,296
$1,782	$687	$0
$1,355	$(124)	$0

$14,912	$3,274	$653

SEMIANNUAL REPORT	JUNE 30, 2019	25

Statements of Operations

Six Months Ended June 30, 2019 (Unaudited)
(Amounts in thousands†)	Series C	Series LD

Investment Income:

Interest	$27,310	$3,064
Dividends from Investments in Affiliates	19	2
Total Income	27,329	3,066

Expenses:

Interest expense	2,378	1,563
Miscellaneous expense	4	1
Total Expenses	2,382	1,564

Net Investment Income (Loss)	24,947	1,502

Net Realized Gain (Loss):

Investments in securities	19,263	656
Investments in Affiliates	1	0
Exchange-traded or centrally cleared financial derivative instruments	10,602	(1,453)
Over the counter financial derivative instruments	6,208	274
Short sales	0	(40)
Foreign currency	(76)	(88)

Net Realized Gain (Loss)	35,998	(651)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	53,219	2,981
Investments in Affiliates	0	1
Exchange-traded or centrally cleared financial derivative instruments	(34,863)	(1,848)
Over the counter financial derivative instruments	641	7
Foreign currency assets and liabilities	31	(4)

Net Change in Unrealized Appreciation (Depreciation)	19,028	1,137

Net Increase (Decrease) in Net Assets Resulting from Operations	$79,973	$1,988

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M	Series R	Series TE

$ 30,683	$3,087	$1,596
28	0	16
30,711	3,087	1,612

586	1,002	36
4	1	0
590	1,003	36

30,121	2,084	1,576

15,235	1,524	240
0	0	1
3,443	(949)	(289)
7,338	1,412	0
0	0	0
(684)	(47)	0

25,332	1,940	(48)

26,585	9,083	2,745
0	0	1
(7,670)	(2,119)	222
(1,107)	(939)	0
18	5	0

17,826	6,030	2,968

$ 73,279	$10,054	$ 4,496

SEMIANNUAL REPORT	JUNE 30, 2019	27

Statements of Changes in Net Assets

	Series C		Series LD
(Amounts in thousands†)	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$24,947	$46,519	$1,502	$3,184
Net realized gain (loss)	35,998	(12,488)	(651)	113
Net change in unrealized appreciation (depreciation)	19,028	(31,552)	1,137	(2,506)

Net Increase (Decrease) in Net Assets Resulting from Operations	79,973	2,479	1,988	791

Distributions to Shareholders:

From net investment income and/or net realized capital gains	(26,998)	(48,344)	(1,191)	(3,596)
Tax basis return of capital	0	0	0	(45)

Total Distributions(a)	(26,998)	(48,344)	(1,191)	(3,641)

Portfolio Share Transactions:

Receipts for shares sold	188,582	263,167	13,006	28,931
Cost of shares redeemed	(95,510)	(342,687)	(16,567)	(29,498)
Net increase (decrease) resulting from Portfolio share transactions	93,072	(79,520)	(3,561)	(567)

Total Increase (Decrease) in Net Assets	146,047	(125,385)	(2,764)	(3,417)

Net Assets:

Beginning of period	1,185,003	1,310,388	82,684	86,101
End of period	$1,331,050	$1,185,003	$79,920	$82,684

Shares of Beneficial Interest:

Shares sold	18,595	26,203	1,375	3,001
Shares redeemed	(9,378)	(34,272)	(1,745)	(3,049)
Net increase (decrease) in shares outstanding	9,217	(8,069)	(370)	(48)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Series M		Series R		Series TE
Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018	Six Months Ended June 30, 2019 (Unaudited)	Year Ended December 31, 2018

$30,121	$59,613	$2,084	$5,744	$1,576	$3,322
25,332	(17,918)	1,940	(2,560)	(48)	264
17,826	(13,841)	6,030	(6,728)	2,968	(2,764)

73,279	27,854	10,054	(3,544)	4,496	822

(28,042)	(50,390)	(1,928)	(5,447)	(1,585)	(3,282)
0	0	0	0	0	0

(28,042)	(50,390)	(1,928)	(5,447)	(1,585)	(3,282)

154,632	219,211	22,182	29,900	5,041	20,898
(97,753)	(287,502)	(17,431)	(47,583)	(4,845)	(27,003)
56,879	(68,291)	4,751	(17,683)	196	(6,105)

102,116	(90,827)	12,877	(26,674)	3,107	(8,565)

1,241,128	1,331,955	115,407	142,081	82,521	91,086
$1,343,244	$1,241,128	$128,284	$115,407	$85,628	$82,521

15,018	21,664	2,492	3,333	497	2,080
(9,474)	(28,487)	(1,934)	(5,387)	(479)	(2,692)
5,544	(6,823)	558	(2,054)	18	(612)

SEMIANNUAL REPORT	JUNE 30, 2019	29

Statements of Cash Flows

Six Months Ended June 30, 2019 (Unaudited) (Amounts in thousands†)	Series LD	Series R

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$1,988	$10,054

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(49,743)	(348,806)
Proceeds from sales of long-term securities	117,306	330,772
(Purchases) Proceeds from sales of short-term portfolio investments, net	(46)	(2,493)
(Increase) decrease in deposits with counterparty	(119)	441
(Increase) decrease in receivable for investments sold	13,932	(56,133)
(Increase) decrease in interest and/or dividends receivable	494	(12)
(Increase) decrease in dividends receivable from Affiliates	1	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(3,587)	(3,309)
Proceeds from (Payments on) over the counter financial derivative instruments	269	1,347
(Increase) decrease in other assets	(1)	0
Increase (decrease) in payable for investments purchased	850	66,434
Increase (decrease) in deposits from counterparty	269	1,052
Proceeds from (Payments on) short sales transactions, net	(40)	0
Proceeds from (Payments on) foreign currency transactions	(92)	(42)
Net Realized (Gain) Loss
Investments in securities	(656)	(1,524)
Exchange-traded or centrally cleared financial derivative instruments	1,453	949
Over the counter financial derivative instruments	(274)	(1,412)
Short sales	40	0
Foreign currency	88	47
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(2,981)	(9,083)
Investments in Affiliates	(1)	0
Exchange-traded or centrally cleared financial derivative instruments	1,848	2,119
Over the counter financial derivative instruments	(7)	939
Foreign currency assets and liabilities	4	(5)
Net amortization (accretion) on investments	198	243
Net Cash Provided by (Used for) Operating Activities	81,193	(8,422)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	12,632	22,496
Payments on shares redeemed	(16,567)	(17,321)
Increase (decrease) in overdraft due to custodian	(2,821)	0
Cash distributions paid	(1,181)	(1,328)
Proceeds from reverse repurchase agreements	446,328	0
Payments on reverse repurchase agreements	(438,214)	0
Proceeds from sale-buyback transactions	3,451,529	582,992
Payments on sale-buyback transactions	(3,532,925)	(578,622)
Net Cash Received from (Used for) Financing Activities	(81,219)	8,217

Net Increase (Decrease) in Cash and Foreign Currency	(26)	(205)

Cash and Foreign Currency:

Beginning of period	277	894
End of period	$251	$689

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$1,556	$1,039

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Portfolio has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Portfolio’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

30	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series C

(Unaudited)

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 157.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.3%

Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		$7,699	$7,839

Pacific Gas & Electric Co.
4.690% (LIBOR03M + 2.250%) due 12/31/2020 «~		4,500	4,497

PG&E Corp.
1.125% due 12/31/2020 «µ		1,500	1,499

State Of Qatar
2.983% (LIBOR03M + 2.183%) due 12/21/2020 «~		6,100	6,085

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		3,900	3,905

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		6,475	6,518

Total Loan Participations and Assignments (Cost $30,057)			30,343

CORPORATE BONDS & NOTES 50.4%

BANKING & FINANCE 37.0%

ABN AMRO Bank NV
4.800% due 04/18/2026		2,400	2,588

Air Lease Corp.
3.000% due 09/15/2023		3,150	3,158

American Tower Corp.
3.500% due 01/31/2023		3,375	3,485
4.700% due 03/15/2022		1,600	1,692

Banco Santander S.A.
6.250% due 09/11/2021 •(b)(c)	EUR	400	479

Bank of America Corp.
3.419% due 12/20/2028 •		$25,728	26,516
4.000% due 04/01/2024		271	289
5.875% due 03/15/2028 •(b)		6,700	6,999

Barclays Bank PLC
7.625% due 11/21/2022 (c)		12,100	13,220

Barclays PLC
4.375% due 01/12/2026		1,500	1,556
6.500% due 09/15/2019 •(b)(c)	EUR	400	460

BNP Paribas S.A.
4.400% due 08/14/2028		$14,700	15,932
4.705% due 01/10/2025 •		8,000	8,602

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BPCE S.A.
5.150% due 07/21/2024		$1,000	$1,082

Charles Schwab Corp.
4.625% due 03/01/2022 •(b)		4,503	4,524
5.000% due 12/01/2027 •(b)		5,000	4,983

CIT Group, Inc.
4.750% due 02/16/2024		5,400	5,744

Cooperatieve Rabobank UA
4.375% due 08/04/2025		6,300	6,725

Credit Agricole S.A.
7.500% due 06/23/2026 •(b)(c)	GBP	100	144

Credit Suisse AG
6.500% due 08/08/2023 (c)		$7,216	7,960

Credit Suisse Group AG
7.500% due 07/17/2023 •(b)(c)		10,000	10,743

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		400	415

Crown Castle International Corp.
4.300% due 02/15/2029		3,000	3,228
5.250% due 01/15/2023		4,000	4,357

Deutsche Bank AG
4.250% due 10/14/2021		16,375	16,596

Discover Financial Services
4.500% due 01/30/2026		7,000	7,519

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		5,306	5,526

FleetBoston Financial Corp.
6.875% due 01/15/2028		2,120	2,626

Ford Motor Credit Co. LLC
5.584% due 03/18/2024		400	429

General Motors Financial Co., Inc.
4.250% due 05/15/2023		23,220	24,014

GLP Capital LP
5.250% due 06/01/2025		2,350	2,524
5.300% due 01/15/2029		3,150	3,407

Goldman Sachs Group, Inc.
3.500% due 01/23/2025		25,000	25,868
4.000% due 03/03/2024		16,700	17,724

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,200	3,238

Harborwalk Funding Trust
5.077% due 02/15/2069 •		4,500	5,155

HSBC Holdings PLC
4.583% due 06/19/2029 •		4,000	4,371
5.875% due 09/28/2026 •(b)(c)	GBP	11,600	15,503
6.375% due 09/17/2024 •(b)(c)		$1,200	1,243

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	31

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ING Groep NV
4.625% due 01/06/2026		$5,000	$5,456

Intesa Sanpaolo SpA
3.375% due 01/12/2023		10,400	10,366

JPMorgan Chase & Co.
3.625% due 05/13/2024		900	948
6.053% (US0003M + 3.470%) due 07/30/2019 ~(b)		22,164	22,149

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	1,402	127

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(b)(c)		$7,100	7,470

MetLife Capital Trust
7.875% due 12/15/2067		600	757

Morgan Stanley
3.591% due 07/22/2028 •		12,000	12,499
3.700% due 10/23/2024		10,000	10,553
4.000% due 07/23/2025		6,900	7,392

Navient Corp.
5.875% due 03/25/2021		5,255	5,469
7.250% due 01/25/2022		12,700	13,748
8.000% due 03/25/2020		1,950	2,023

New York Life Insurance Co.
4.450% due 05/15/2069		7,000	7,717

Oversea-Chinese Banking Corp. Ltd.
2.975% (US0003M + 0.450%) due 05/17/2021 ~		7,700	7,706

Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 •(b)(c)		1,800	1,850
8.625% due 08/15/2021 •(b)(c)		17,400	18,796

Santander UK Group Holdings PLC
2.875% due 08/05/2021		3,100	3,106

SLM Student Loan Trust
1.339% (BP0003M + 0.550%) due 12/15/2039 ~	GBP	7,810	9,471

Springleaf Finance Corp.
6.125% due 05/15/2022		$7,700	8,297

State Street Corp.
5.625% due 12/15/2023 •(b)		14,000	14,206

Synchrony Financial
3.950% due 12/01/2027		1,100	1,099

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	384	623
5.744% due 04/13/2040		1,065	1,770
5.801% due 10/13/2040		6,932	11,645

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
4.750% due 02/12/2026 •(c)	EUR	400	$486
7.625% due 08/17/2022 (c)		$6,000	6,732

Wells Fargo & Co.
3.450% due 02/13/2023		5,400	5,552
4.150% due 01/24/2029		10,000	10,898
6.180% (US0003M + 3.770%) due 09/15/2019 ~(b)		12,417	12,500

			492,035

INDUSTRIALS 11.2%

Bacardi Ltd.
4.450% due 05/15/2025		6,100	6,486

Bayer U.S. Finance LLC
4.375% due 12/15/2028		6,900	7,276

BMW U.S. Capital LLC
3.035% (US0003M + 0.500%) due 08/13/2021 ~		15,300	15,350

Braskem Finance Ltd.
5.750% due 04/15/2021		1,600	1,675

Campbell Soup Co.
3.650% due 03/15/2023		5,800	5,973

Charter Communications Operating LLC
4.908% due 07/23/2025		800	869

CVS Health Corp.
4.100% due 03/25/2025		2,850	3,006
4.300% due 03/25/2028		10,000	10,548

DAE Funding LLC
5.250% due 11/15/2021		6,300	6,560

Ecopetrol S.A.
5.875% due 09/18/2023		3,400	3,774

Equifax, Inc.
3.388% (US0003M + 0.870%) due 08/15/2021 ~		4,050	4,041

General Electric Co.
5.000% due 01/21/2021 •(b)		9,000	8,647

General Mills, Inc.
3.700% due 10/17/2023		4,000	4,195
4.000% due 04/17/2025		4,600	4,893

HCA, Inc.
5.875% due 03/15/2022		3,200	3,497

Huntsman International LLC
4.500% due 05/01/2029		1,700	1,755

Kinder Morgan Energy Partners LP
3.500% due 03/01/2021		300	305
3.950% due 09/01/2022		1,000	1,041
6.850% due 02/15/2020		3,000	3,077

32	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	$2,557	$2,594

Magellan Health, Inc.
4.900% due 09/22/2024	8,500	8,428

Marvell Technology Group Ltd.
4.875% due 06/22/2028	6,050	6,416

Northwest Airlines Pass-Through Trust
7.041% due 10/01/2023	938	1,024
7.150% due 04/01/2021	3,065	3,032

Ooredoo International Finance Ltd.
5.000% due 10/19/2025	11,800	13,014

Rockies Express Pipeline LLC
5.625% due 04/15/2020	100	102

Sands China Ltd.
4.600% due 08/08/2023	15,400	16,210

Syngenta Finance NV
4.441% due 04/24/2023	2,500	2,600

Wabtec Corp.
4.950% due 09/15/2028	1,400	1,502

WestJet Airlines Ltd.
3.500% due 06/16/2021	1,800	1,810

		149,700

UTILITIES 2.2%

AT&T, Inc.
3.616% (US0003M + 1.180%) due 06/12/2024 ~	5,500	5,573

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	1,565	1,557

Verizon Communications, Inc.
4.500% due 08/10/2033	12,000	13,521
4.672% due 03/15/2055	4,164	4,717

Vodafone Group PLC
3.750% due 01/16/2024	4,150	4,348

		29,716

Total Corporate Bonds & Notes (Cost $644,075)		671,451

MUNICIPAL BONDS & NOTES 0.6%

ILLINOIS 0.2%

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	135	138

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	114	129

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago, Illinois General Obligation Notes, Series 2015
5.633% due 01/01/2020	$200	$202

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	1,095	1,292

		1,761

TEXAS 0.4%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	5,720	5,748

Total Municipal Bonds & Notes (Cost $7,324)		7,509

U.S. GOVERNMENT AGENCIES 47.6%

Fannie Mae UMBS
4.500% due 08/01/2039 - 11/01/2041	225	240

Fannie Mae UMBS, TBA
3.000% due 08/01/2034	37,000	37,708
3.500% due 08/01/2034 - 09/01/2049	349,400	357,554
4.000% due 08/01/2049	182,200	188,225

Freddie Mac
6.500% due 01/01/2038 - 10/01/2038	49	55

Ginnie Mae
3.237% due 02/20/2066 •	1,457	1,460
4.000% (H15T1Y + 1.500%) due 01/20/2022 ~	2	2

Ginnie Mae, TBA
5.000% due 07/01/2049 - 08/01/2049	33,000	34,498

Tennessee Valley Authority
7.125% due 05/01/2030	10,000	14,431

Total U.S. Government Agencies (Cost $632,462)		634,173

U.S. TREASURY OBLIGATIONS 26.1%

U.S. Treasury Bonds
3.000% due 02/15/2049 (e)	40,200	44,096

U.S. Treasury Inflation Protected Securities
0.625% due 04/15/2023 (a)(e)(i)	123,436	124,917

U.S. Treasury Notes
2.875% due 05/15/2049	12,400	13,284
1.875% due 01/31/2022 (e)(g)(i)	164,900	165,454

Total U.S. Treasury Obligations (Cost $340,693)		347,751

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	33

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 5.4%

Banc of America Funding Trust
4.648% due 01/20/2047 ^~		$54	$53

Bear Stearns Adjustable Rate Mortgage Trust
3.443% due 05/25/2034 ~		23	21
4.607% due 10/25/2033 ~		24	25

Bear Stearns ALT-A Trust
4.109% due 02/25/2036 ^~		541	473

Cascade Funding Mortgage Trust
4.000% due 10/25/2068		2,785	2,847

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 «~		8,890	8,888

Citigroup Mortgage Loan Trust, Inc.
4.550% due 09/25/2035 •		81	84
4.680% due 09/25/2035 •		106	109

Civic Mortgage LLC
3.892% due 06/25/2022 Þ		772	771
4.349% due 11/25/2022 Þ		3,536	3,534

Countrywide Alternative Loan Trust
2.604% due 05/25/2036 •		53	47
6.000% due 08/25/2034		6,840	7,365

Countrywide Home Loan Mortgage Pass-Through Trust
3.044% due 03/25/2035 •		98	91
3.927% due 08/25/2034 ^~		14	13

Credit Suisse First Boston Mortgage-Backed Pass-through Certificates
4.201% due 07/25/2033 ~		3	3

Credit Suisse Mortgage Capital Certificates
3.830% due 08/26/2058		5,347	5,411

Downey Savings & Loan Association Mortgage Loan Trust
2.650% due 08/19/2045 •		704	687
4.498% due 07/19/2044 ~		437	453

Eurosail PLC
1.739% due 06/13/2045 •	GBP	2,175	2,746

GreenPoint Mortgage Funding Trust
2.864% due 06/25/2045 •		$1,683	1,576

GreenPoint Mortgage Funding Trust Pass-Through Certificates
5.213% due 10/25/2033 ~		2	2

GSR Mortgage Loan Trust
4.300% due 03/25/2033 •		20	20
4.500% due 09/25/2035 ~		129	133
4.898% due 09/25/2035 ~		250	255

HarborView Mortgage Loan Trust
2.580% due 01/19/2038 •		143	137
2.723% due 06/20/2035 •		230	230

HomeBanc Mortgage Trust
2.664% due 01/25/2036 •		852	855
3.864% due 04/25/2037 ^~		55	53

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Trust
4.323% due 11/25/2033 ~		$23	$24
4.441% due 07/25/2035 ~		163	165
4.697% due 07/25/2035 ~		290	304
4.724% due 02/25/2035 ~		19	20

LMREC, Inc.
3.408% due 02/22/2032		2,468	2,463
4.181% due 11/24/2031		12,183	12,211

Morgan Stanley Mortgage Loan Trust
4.408% due 08/25/2034 ~		1,657	1,699

RBSSP Resecuritization Trust
2.928% due 04/26/2037 •		777	774

Residential Accredit Loans, Inc. Trust
2.614% due 04/25/2046 •		868	402

Structured Adjustable Rate Mortgage Loan Trust
4.566% due 02/25/2034 ~		39	39

Structured Asset Mortgage Investments Trust
3.024% due 09/25/2045 •		559	544

Uropa Securities PLC
0.986% due 06/10/2059 •	GBP	7,233	8,787
1.136% due 06/10/2059 •		1,763	2,107
1.336% due 06/10/2059 •		1,379	1,649
1.536% due 06/10/2059 •		1,469	1,749

WaMu Mortgage Pass-Through Certificates Trust
2.714% due 01/25/2045 •		$77	77
3.144% due 11/25/2034 •		791	798
3.504% due 02/25/2046 •		534	546

Wells Fargo Mortgage-Backed Securities Trust
4.990% due 03/25/2036 ~		144	144

Total Non-Agency Mortgage-Backed Securities (Cost $69,645)			71,384

ASSET-BACKED SECURITIES 22.7%

Ally Master Owner Trust
3.290% due 05/15/2023		5,000	5,111

Ameriquest Mortgage Securities Trust
2.794% due 03/25/2036 •		90	90

Arbor Realty Commercial Real Estate Notes Ltd.
3.694% due 04/15/2027 •		11,900	11,930

Atrium Corp.
3.422% due 04/22/2027 •		5,650	5,635

Bayview Koitere Fund Trust
3.967% due 07/28/2033 Þ		3,200	3,227

Bayview Opportunity Master Fund Trust
3.967% due 03/28/2034 Þ		1,419	1,433

Bear Stearns Asset-Backed Securities Trust
2.690% due 12/25/2036		760	761
2.814% due 12/25/2035 •		4	5
3.404% due 10/25/2037 •		218	219

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
3.334% due 05/25/2035 •		3,499	3,508

34	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Conseco Finance Corp.
6.220% due 03/01/2030		$49	$51
6.530% due 02/01/2031 ~		1,900	1,852

Crown Point CLO Ltd.
3.762% due 10/20/2028 •		9,260	9,242

Denali Capital CLO LLC
3.636% due 10/26/2027 •		22,470	22,447

Dryden Senior Loan Fund
3.497% due 10/15/2027 •		8,300	8,290

ECAF Ltd.
3.473% due 06/15/2040		399	401
4.947% due 06/15/2040		456	470

ECMC Group Student Loan Trust
3.240% due 02/27/2068		7,622	7,582

First Franklin Mortgage Loan Trust
3.139% due 09/25/2035 •		311	313

First NLC Trust
3.109% due 12/25/2035 •		440	445

Gallatin CLO Ltd.
3.647% (US0003M + 1.050%) due 07/15/2027 ~		13,600	13,592

Greystone Commercial Real Estate Ltd.
3.944% due 03/15/2027 •		17,900	17,959

Harvest CLO DAC
0.630% due 11/18/2029 •	EUR	2,150	2,445

Home Equity Asset Trust
3.604% due 10/25/2033 •		$473	476

ICG U.S. CLO Ltd.
3.451% due 01/16/2028 •		5,600	5,575

Jamestown CLO Ltd.
3.808% due 01/17/2027 •		11,364	11,378

Jubilee CLO BV
0.482% due 12/15/2029 •	EUR	12,850	14,576

Loomis Sayles CLO Ltd.
3.497% due 04/15/2028 •		$14,000	13,930

M360 Advisors LLC
4.395% due 07/24/2028		5,000	5,012

Merrill Lynch Mortgage Investors Trust
2.524% due 02/25/2037 •		169	74

METAL LLC
4.581% due 10/15/2042		2,890	2,922

Morgan Stanley ABS Capital, Inc. Trust
3.049% due 09/25/2035 •		342	343
3.654% due 07/25/2037 •		7,000	6,661

Morgan Stanley Mortgage Loan Trust
2.764% due 04/25/2037 •		119	57

Mountain View CLO Ltd.
3.397% due 10/15/2026 •		6,437	6,414

Navient Student Loan Trust
3.454% due 12/27/2066 •		15,324	15,422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
3.289% due 09/25/2035 •		$1,000	$1,009

OCP CLO Ltd.
3.397% due 07/15/2027 •		3,300	3,294

OFSI Fund Ltd.
3.247% due 03/20/2025 •		1,074	1,075

Prosper Marketplace Issuance Trust
3.350% due 10/15/2024		2,823	2,833

Residential Asset Securities Corp. Trust
3.044% due 08/25/2035 •		6,189	6,180

RMAT LP
4.090% due 05/25/2048 Þ		2,944	2,971

S-Jets Ltd.
3.967% due 08/15/2042		5,477	5,594

SLM Student Loan Trust
1.339% due 03/15/2038 •	GBP	20,496	25,067

Structured Asset Investment Loan Trust
3.094% due 06/25/2035 •		$129	130
3.109% due 03/25/2034 •		3,158	3,156

Structured Asset Securities Corp. Mortgage Loan Trust
2.744% due 02/25/2036 •		602	604
3.079% due 11/25/2035 •		1,047	1,051

Symphony CLO Ltd.
3.477% due 04/15/2028 •		9,600	9,554

Telos CLO Ltd.
3.538% due 04/17/2028 •		2,950	2,944

TICP CLO Ltd.
3.432% due 04/20/2028 •		12,450	12,402

Venture CLO Ltd.
3.667% due 04/15/2027		23,000	22,944

Wells Fargo Home Equity Asset-Backed Securities Trust
3.289% due 11/25/2035 •		1,197	1,203
3.454% due 10/25/2034 •		220	218

Total Asset-Backed Securities (Cost $300,632)			302,077

SOVEREIGN ISSUES 0.7%

Qatar Government International Bond
3.875% due 04/23/2023		9,000	9,451

Total Sovereign Issues (Cost $8,952)			9,451

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	35

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.7%

REPURCHASE AGREEMENTS (d) 1.7%
		$23,262

Total Short-Term Instruments (Cost $23,262)		23,262

Total Investments in Securities (Cost $2,057,102)		2,097,401

	SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%

PIMCO Short-Term Floating NAV Portfolio III	1,016,801	10,058

Total Short-Term Instruments (Cost $10,058)		10,058

Total Investments in Affiliates (Cost $10,058)		10,058

Total Investments 158.3% (Cost $2,067,160)		$2,107,459

Financial Derivative Instruments (f)(h) 0.0% (Cost or Premiums, net $12,203)		583

Other Assets and Liabilities, net (58.3)%		(776,992)

Net Assets 100.0%		$1,331,050

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Contingent convertible security.

36	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$6,062	U.S. Treasury Notes 2.250% due 03/31/2021	$(6,185)	$6,062	$6,063
NOM	2.380	06/28/2019	07/01/2019	17,200	U.S. Treasury Bonds 2.875% due 08/15/2045	(17,569)	17,200	17,203

Total Repurchase Agreements						$(23,754)	$23,262	$23,266

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOS	2.450%	06/10/2019	07/10/2019	$(4,241)	$(4,247)
BSN	2.540	04/04/2019	07/02/2019	(7,158)	(7,202)
	2.560	04/11/2019	07/11/2019	(3,900)	(3,922)
DEU	2.470	05/29/2019	07/10/2019	(30,459)	(30,529)
GRE	2.560	05/17/2019	07/17/2019	(5,387)	(5,404)
JPS	2.450	06/10/2019	07/10/2019	(3,292)	(3,297)

Total Reverse Repurchase Agreements					$(54,601)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
UBS	2.600%	04/17/2019	07/17/2019	$(39,422)	$(39,635)
	2.600	04/17/2019	07/17/2019	(49,525)	(49,793)
	2.600	04/23/2019	07/24/2019	(14,078)	(14,149)
	2.600	04/26/2019	07/30/2019	(12,617)	(12,677)

Total Sale-Buyback Transactions					$(116,254)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	37

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$(4,247)	$0	$(4,247)	$4,278	$31
BSN	0	(11,124)	0	(11,124)	11,243	119
DEU	0	(30,529)	0	(30,529)	30,182	(347)
FICC	6,063	0	0	6,063	(6,185)	(122)
GRE	0	(5,404)	0	(5,404)	5,388	(16)
JPS	0	(3,297)	0	(3,297)	3,291	(6)
NOM	17,203	0	0	17,203	(17,569)	(366)

Master Securities Forward Transaction Agreement
UBS	0	0	(116,254)	(116,254)	115,542	(712)

Total Borrowings and Other Financing Transactions	$23,266	$(54,601)	$(116,254)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(54,601)	$0	$0	$(54,601)

Total	$0	$(54,601)	$0	$0	$(54,601)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(116,254)	0	0	(116,254)

Total	$0	$(116,254)	$0	$0	$(116,254)

Total Borrowings	$0	$(170,855)	$0	$0	$(170,855)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(170,855)

(e)	Securities with an aggregate market value of $172,583 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(167,810) at a weighted average interest rate of 2.573%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(153) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

38	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	$108.000	08/23/2019	1,034	$1,034	$9	$1

Total Purchased Options					$9	$1

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2019 Futures	$126.000	07/26/2019	8	$8	$(1)	$(1)
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	129.000	07/26/2019	8	8	(2)	(2)

Total Written Options					$(3)	$(3)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
90-Day Eurodollar September Futures	09/2019	2,872	$	703,604	$679	$0	$(72)
Euro-Bund 10-Year Bond September Futures	09/2019	520		102,140	1,279	142	0
U.S. Treasury 5-Year Note September Futures	09/2019	1,402		165,655	2,436	0	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	121		21,485	(14)	0	(22)

					$4,380	$142	$(94)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-OAT France Government 10-Year Bond September Futures	09/2019	757	$	(141,918)	$(3,209)	$0	$(207)

Total Futures Contracts					$1,171	$142	$(301)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	39

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
Ally Financial, Inc.	5.000%	Quarterly	06/20/2022	0.632%	$30,500	$3,769	$145	$3,914	$0	$(2)
Ford Motor Co.	5.000	Quarterly	12/20/2023	1.805	10,600	1,925	(494)	1,431	10	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.809	5,800	(201)	250	49	0	(2)
General Electric Co.	1.000	Quarterly	06/20/2024	0.928	5,400	(12)	32	20	4	0
Kinder Morgan, Inc.	1.000	Quarterly	06/20/2021	0.164	8,900	(182)	331	149	1	0
Kinder Morgan, Inc.	1.000	Quarterly	12/20/2021	0.255	1,100	(37)	57	20	0	(1)

						$5,262	$321	$5,583	$15	$(5)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin(5)
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023	$	78,400	$3,026	$(3,797)	$(771)	$71	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		193,100	3,428	(1,765)	1,663	258	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		172,800	1,906	(17,694)	(15,788)	277	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	6,290,000	(80)	(1,600)	(1,680)	0	(36)

							$8,280	$(24,856)	$(16,576)	$606	$(36)

Total Swap Agreements							$13,542	$(24,535)	$(10,993)	$621	$(41)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability(5)
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements		Total
Total Exchange-Traded or Centrally Cleared	$1	$142	$621	$764		$(3)	$(301)		$(49)	$(353)

(g)

Securities with an aggregate market value of $21,207 and cash of $18,894 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

40	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Unsettled variation margin liability of $(8) for closed swap agreements is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	$	11,498	AUD	16,464	$61	$0
	08/2019	AUD	16,464	$	11,510	0	(62)
	11/2019	TWD	263,720		8,409	0	(146)
BPS	07/2019	EUR	912		1,026	0	(11)
	07/2019	TRY	30,438		5,261	8	0
	07/2019	$	68,528	GBP	54,029	86	0
	07/2019		5,261	TRY	30,609	0	(7)
	08/2019	GBP	54,029	$	68,633	0	(88)
	09/2019	KRW	3,199,711		2,699	0	(79)
BRC	07/2019	$	1,253	GBP	989	3	0
CBK	07/2019	AUD	16,464	$	11,398	0	(161)
	07/2019	$	11,841	COP	40,006,120	591	0
	07/2019		20,437	EUR	17,982	11	0
	07/2019		1,920	JPY	209,178	20	0
	07/2019		216	ZAR	3,135	6	0
	08/2019	EUR	17,982	$	20,489	0	(11)
GLM	07/2019	COP	40,006,120		12,557	125	0
	07/2019	EUR	16,750		18,692	0	(354)
	07/2019	GBP	657		834	0	(1)
	08/2019	$	5,518	RUB	363,325	179	0
	10/2019		12,499	COP	40,006,120	0	(127)
HUS	11/2019	TWD	847,391	$	27,068	0	(420)
JPM	07/2019	EUR	320		362	0	(2)
	07/2019	JPY	64,000		590	0	(4)
	07/2019	$	425	PLN	1,602	4	0
	08/2019		10,838	MXN	213,378	201	0
	09/2019		13,387	INR	945,743	182	0
	11/2019	TWD	339,592	$	10,855	0	(161)
SCX	07/2019	GBP	54,361		68,804	0	(231)
	07/2019	$	6,761	TRY	40,149	169	0
	09/2019		16,883	IDR	247,371,644	474	0
UAG	07/2019	JPY	145,178	$	1,349	2	0
	08/2019	$	1,352	JPY	145,178	0	(2)

Total Forward Foreign Currency Contracts						$2,122	$(1,867)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	41

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049	$70.000	07/08/2019	265,000	$10	$0

Total Purchased Options					$10	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850%	08/21/2019	13,400	$(11)	$(3)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	20,500	(35)	0

Total Written Options						$(46)	$(3)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)		Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
GST	UBS AG	(1.000)%	Quarterly	09/20/2022	0.430%	$	2,800	$(16)	$(35)	$0	$(51)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BPS	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	0.981%	$9,250	$(644)	$652	$8	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.002	13,500	(220)	223	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	6,400	(104)	73	0	(31)
BRC	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	1.026	800	66	27	93	0
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.496	3,000	(100)	32	0	(68)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	1,200	(20)	14	0	(6)

42	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
GST	Brazil Government International Bond	1.000%	Quarterly	06/20/2024	1.496%	$2,800	$(90)	$26	$0	$(64)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.866	2,300	(21)	34	13	0
	Springleaf Finance Corp.	5.000	Quarterly	06/20/2022	1.026	500	43	15	58	0
HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.002	5,300	(85)	86	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	7,200	(116)	81	0	(35)
JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	100	(2)	1	0	(1)

							$(1,293)	$1,264	$176	$(205)

Total Swap Agreements							$(1,309)	$1,229	$176	$(256)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$61	$0	$0	$61	$(208)	$0	$0	$(208)	$(147)	$0	$(147)
BPS	94	0	11	105	(185)	(3)	(31)	(219)	(114)	0	(114)
BRC	3	0	93	96	0	0	0	0	96	0	96
CBK	628	0	0	628	(172)	0	(74)	(246)	382	(570)	(188)
GLM	304	0	0	304	(482)	0	0	(482)	(178)	0	(178)
GST	0	0	71	71	0	0	(115)	(115)	(44)	170	126
HUS	0	0	1	1	(420)	0	(35)	(455)	(454)	547	93
JPM	387	0	0	387	(167)	0	(1)	(168)	219	0	219
SCX	643	0	0	643	(231)	0	0	(231)	412	(340)	72
UAG	2	0	0	2	(2)	0	0	(2)	0	0	0

Total Over the Counter	$2,122	$0	$176	$2,298	$(1,867)	$(3)	$(256)	$(2,126)

(i)

Securities with an aggregate market value of $717 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	43

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

(3)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	142	142
Swap Agreements	0	15	0	0	606	621

	$0	$15	$0	$0	$749	$764

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,122	$0	$2,122
Swap Agreements	0	176	0	0	0	176

	$0	$176	$0	$2,122	$0	$2,298

	$0	$191	$0	$2,122	$749	$3,062

44	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$3	$3
Futures	0	0	0	0	301	301
Swap Agreements	0	4	0	0	45	49

	$0	$4	$0	$0	$349	$353

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,867	$0	$1,867
Written Options	0	3	0	0	0	3
Swap Agreements	0	256	0	0	0	256

	$0	$259	$0	$1,867	$0	$2,126

	$0	$263	$0	$1,867	$349	$2,479

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(31)	$(31)
Futures	0	0	0	0	7,678	7,678
Swap Agreements	0	1,360	0	0	1,595	2,955

	$0	$1,360	$0	$0	$9,242	$10,602

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,135	$0	$5,135
Purchased Options	0	0	0	0	(31)	(31)
Written Options	0	60	0	0	0	60
Swap Agreements	0	1,044	0	0	0	1,044

	$0	$1,104	$0	$5,135	$(31)	$6,208

	$0	$2,464	$0	$5,135	$9,211	$16,810

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$6	$6
Futures	0	0	0	0	(4,427)	(4,427)
Swap Agreements	0	1,174	0	0	(31,616)	(30,442)

	$0	$1,174	$0	$0	$(36,037)	$(34,863)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$30	$0	$30
Written Options	0	47	0	0	0	47
Swap Agreements	0	564	0	0	0	564

	$0	$611	$0	$30	$0	$641

	$0	$1,785	$0	$30	$(36,037)	$(34,222)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	45

Schedule of Investments PIMCO Fixed Income SHares: Series C (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$14,357	$15,986	$30,343
Corporate Bonds & Notes
Banking & Finance	0	491,908	127	492,035
Industrials	0	149,700	0	149,700
Utilities	0	29,716	0	29,716
Municipal Bonds & Notes
Illinois	0	1,761	0	1,761
Texas	0	5,748	0	5,748
U.S. Government Agencies	0	634,173	0	634,173
U.S. Treasury Obligations	0	347,751	0	347,751
Non-Agency Mortgage-Backed Securities	0	62,496	8,888	71,384
Asset-Backed Securities	0	302,077	0	302,077
Sovereign Issues	0	9,451	0	9,451
Short-Term Instruments
Repurchase Agreements	0	23,262	0	23,262
	$0	$2,072,400	$25,001	$2,097,401

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,058	$0	$0	$10,058
Total Investments	$10,058	$2,072,400	$25,001	$2,107,459

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	142	622	0	764
Over the counter	0	2,298	0	2,298
	$142	$2,920	$0	$3,062

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(301)	(44)	0	(345)
Over the counter	0	(2,126)	0	(2,126)
	$(301)	$(2,170)	$0	$(2,471)
Total Financial Derivative Instruments	$(159)	$750	$0	$591
Totals	$9,899	$2,073,150	$25,001	$2,108,050

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2019:

Category and Subcategory	Beginning Balance at 12/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$3,766	$12,073	$0	$4	$0	$143	$0	$0	$15,986	$143
Corporate Bonds & Notes
Banking & Finance	83	0	0	0	0	44	0	0	127	44
Industrials	6,058	0	(3,036)	(14)	(40)	63	0	(3,031)	0	0
Non-Agency Mortgage-Backed Securities	22,700	8,890	(7,717)	0	1	72	0	(15,058)	8,888	(2)

Totals	$32,607	$20,963	$(10,753)	$(10)	$(39)	$322	$0	$(18,089)	$25,001	$185

46	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$3,905	Proxy Pricing		Base Price	99.550
	12,081	Third Party Vendor		Broker Quote	99.750-99.938
Corporate Bonds & Notes
Banking & Finance	127	Other Valuation Techniques(2)		—	—
Non-Agency Mortgage-Backed Securities	8,888	Proxy Pricing		Base Price	100.000

Total	$25,001

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Portfolio.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	47

Schedule of Investments PIMCO Fixed Income SHares: Series LD

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 187.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

Las Vegas Sands LLC
4.152% (LIBOR03M + 1.750% ) due 03/27/2025 ~	$243	$242

Qatar National Bank SAQ
3.420% (LIBOR03M + 0.900%) due 12/22/2020 «~	1,000	998

Total Loan Participations and Assignments (Cost $1,239)		1,240

CORPORATE BONDS & NOTES 144.7%

BANKING & FINANCE 67.4%

AerCap Ireland Capital DAC
4.250% due 07/01/2020 (d)	500	507
4.625% due 10/30/2020 (d)	500	513

Air Lease Corp.
2.750% due 01/15/2023 (d)	1,300	1,299
4.750% due 03/01/2020 (d)	500	507

Aircastle Ltd.
5.500% due 02/15/2022 (d)	1,500	1,590

Ally Financial, Inc.
4.125% due 03/30/2020	300	304
4.250% due 04/15/2021	200	205
8.000% due 03/15/2020	200	207

American Tower Corp.
3.300% due 02/15/2021	400	405
3.375% due 05/15/2024 (d)	1,200	1,235

Aozora Bank Ltd.
2.750% due 03/09/2020 (d)	1,000	1,001

Assurant, Inc.
3.583% (US0003M + 1.250%) due 03/26/2021 ~	400	400

Athene Global Funding
3.826% (US0003M + 1.230%) due 07/01/2022 ~(d)	1,400	1,413

Aviation Capital Group LLC
2.875% due 01/20/2022 (d)	1,100	1,108
4.125% due 08/01/2025 (d)	400	417
6.750% due 04/06/2021	250	267

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023	400	427

Barclays PLC
3.948% (US0003M + 1.430%) due 02/15/2023 ~(d)	1,700	1,692

BGC Partners, Inc.
5.125% due 05/27/2021 (d)	300	311

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BOC Aviation Ltd.
2.375% due 09/15/2021 (d)	$400	$396
3.000% due 03/30/2020 (d)	850	852
3.000% due 05/23/2022	1,300	1,304

Cantor Fitzgerald LP
6.500% due 06/17/2022 (d)	200	215
7.875% due 10/15/2019 (d)	1,500	1,519

Citigroup, Inc.
3.531% (US0003M + 0.950%) due 07/24/2023 ~(d)	1,500	1,505

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022 (d)	850	881

Danske Bank A/S
3.496% (US0003M + 1.060%) due 09/12/2023 ~(d)	1,500	1,458

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024	95	99

Five Corners Funding Trust
4.419% due 11/15/2023	500	536

Ford Motor Credit Co. LLC
2.681% due 01/09/2020 (d)	2,000	1,999
5.750% due 02/01/2021	500	521

General Motors Financial Co., Inc.
3.550% due 07/08/2022 (d)	2,000	2,036

Goldman Sachs Group, Inc.
3.363% (US0003M + 0.780%) due 10/31/2022 ~(d)	1,700	1,701

Goodman HK Finance
4.375% due 06/19/2024	1,100	1,155

ICICI Bank Ltd.
3.125% due 08/12/2020	300	301
3.500% due 03/18/2020	400	402

International Lease Finance Corp.
8.250% due 12/15/2020 (d)	250	270

JPMorgan Chase & Co.
6.053% (US0003M + 3.470%) due 07/30/2019 ~(b)	646	646

Mitsubishi UFJ Financial Group, Inc.
3.446% (US0003M + 0.860%) due 07/26/2023 ~(d)	2,000	2,004

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021	1,000	994
2.750% due 10/21/2020	300	301

Mizuho Financial Group, Inc.
3.461% (US0003M + 0.940%) due 02/28/2022 ~(d)	1,400	1,412

Morgan Stanley
3.772% (US0003M + 1.180%) due 01/20/2022 ~(d)	300	303

Nationwide Building Society
3.622% due 04/26/2023 •	500	509

48	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Navient Corp.
5.875% due 03/25/2021	$100	$104
8.000% due 03/25/2020	1,000	1,037

Nissan Motor Acceptance Corp.
2.150% due 09/28/2020 (d)	1,300	1,293
2.930% due (US0003M + 0.520% ) 03/15/2021 ~(d)	900	898
3.016% due (US0003M + 0.630% ) 09/21/2021 ~(d)	500	500

ORIX Corp.
2.900% due 07/18/2022 (d)	1,200	1,218

Qatari Diar Finance Co.
5.000% due 07/21/2020	600	615

QNB Finance Ltd.
3.985% (US0003M + 1.450%) due 08/11/2021 ~	600	602

Royal Bank of Scotland Group PLC
3.498% due 05/15/2023 •	600	607
3.899% (US0003M + 1.550% ) due 06/25/2024 ~(d)	500	499
3.988% (US0003M + 1.470%) due 05/15/2023 ~(d)	700	698

Santander UK Group Holdings PLC
2.875% due 10/16/2020 (d)	1,000	1,003

Santander UK PLC
3.400% due 06/01/2021 (d)	1,100	1,119

SBA Tower Trust
3.156% due 10/10/2045 (d)	1,800	1,804

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021	600	600
2.650% due 07/15/2021 (d)	1,200	1,200
3.000% due 07/15/2022 (d)	300	304
3.550% due 04/15/2024	300	309

Springleaf Finance Corp.
6.125% due 05/15/2022	400	431
7.750% due 10/01/2021	600	658
8.250% due 12/15/2020	200	215

State Bank of India
3.539% (US0003M + 0.950%) due 04/06/2020 ~	600	601

Swedbank AB
3.128% (US0003M + 0.700%) due 03/14/2022 ~	400	397

		53,839

INDUSTRIALS 62.3%

Allergan Sales LLC
5.000% due 12/15/2021 (d)	400	418

Andeavor Logistics LP
5.500% due 10/15/2019	1,800	1,808

Arrow Electronics, Inc.
3.500% due 04/01/2022 (d)	600	610

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bacardi Ltd.
4.500% due 01/15/2021	$1,400	$1,433

BAT Capital Corp.
3.398% (US0003M + 0.880%) due 08/15/2022 ~(d)	1,500	1,505

Bayer U.S. Finance LLC
2.750% due 07/15/2021	100	100

Boral Finance Pty. Ltd.
3.000% due 11/01/2022 (d)	600	600

Boston Scientific Corp.
3.450% due 03/01/2024	500	523

Broadcom Corp.
3.000% due 01/15/2022	800	803

Broadcom, Inc.
4.250% due 04/15/2026 (d)	1,100	1,115

Central Nippon Expressway Co. Ltd.
3.278% (US0003M + 0.850%) due 09/14/2021 ~(d)	1,400	1,411

Charter Communications Operating LLC
3.579% due 07/23/2020	500	505
4.229% (US0003M + 1.650%) due 02/01/2024 ~	300	302
4.464% due 07/23/2022	1,200	1,261

Crown Castle Towers LLC
3.222% due 05/15/2042 (d)	300	304

CVS Health Corp.
3.350% due 03/09/2021 (d)	900	913

D.R. Horton, Inc.
4.000% due 02/15/2020 (d)	300	302
4.375% due 09/15/2022 (d)	1,000	1,041

Daimler Finance North America LLC
2.965% (US0003M + 0.430%) due 02/12/2021 ~(d)	800	799

Dell International LLC
4.420% due 06/15/2021	400	412
5.450% due 06/15/2023 (d)	400	431

Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021 (d)	98	100

Delta Air Lines, Inc.
3.625% due 03/15/2022	1,400	1,424

DISH DBS Corp.
7.875% due 09/01/2019	300	302

GATX Corp.
3.285% (US0003M + 0.720%) due 11/05/2021 ~(d)	200	199

General Electric Co.
5.000% due 01/21/2021 •(b)	600	577

General Mills, Inc.
6.610% due 10/15/2022	500	527

Georgia-Pacific LLC
3.734% due 07/15/2023 (d)	200	209

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	49

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HCA, Inc.
6.500% due 02/15/2020	$2,000	$2,046

Imperial Brands Finance PLC
2.950% due 07/21/2020 (d)	650	652
3.750% due 07/21/2022	800	824

Kansas City Southern
3.000% due 05/15/2023 (d)	1,500	1,523

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	162	165

Lear Corp.
5.250% due 01/15/2025 (d)	1,500	1,556

Masco Corp.
5.950% due 03/15/2022	76	82
7.125% due 03/15/2020	52	54

McCormick & Co., Inc.
3.150% due 08/15/2024 (d)	1,400	1,430

MGM Resorts International
6.750% due 10/01/2020	300	314

Mylan NV
3.150% due 06/15/2021 (d)	1,400	1,400

NXP BV
4.125% due 06/01/2021	500	513
4.625% due 06/15/2022 (d)	1,200	1,260

Pacific National Finance Pty. Ltd.
4.625% due 09/23/2020 (d)	700	714
6.000% due 04/07/2023 (d)	1,000	1,091

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022 (d)	1,300	1,376

Penske Truck Leasing Co. LP
3.375% due 02/01/2022 (d)	1,000	1,020

Pioneer Natural Resources Co.
3.450% due 01/15/2021 (d)	300	304

QUALCOMM, Inc.
2.600% due 01/30/2023 (d)	1,700	1,704

Reynolds American, Inc.
4.000% due 06/12/2022 (d)	600	622

Ryder System, Inc.
2.875% due 06/01/2022 (d)	1,200	1,214

Sabine Pass Liquefaction LLC
5.625% due 02/01/2021 (d)	1,400	1,454
6.250% due 03/15/2022 (d)	300	326

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021	100	100

Sky Ltd.
3.125% due 11/26/2022 (d)	1,000	1,025

Smithfield Foods, Inc.
2.700% due 01/31/2020	1,500	1,497

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	450	451

Syngenta Finance NV
3.933% due 04/23/2021	200	204

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tencent Holdings Ltd.
3.491% (US0003M + 0.910%) due 04/11/2024 ~	$300	$300

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021	400	387

Teva Pharmaceutical Finance Netherlands BV
1.700% due 07/19/2019 (d)	500	499
2.200% due 07/21/2021	1,000	953

WestJet Airlines Ltd.
3.500% due 06/16/2021 (d)	1,100	1,106

ZF North America Capital, Inc.
4.000% due 04/29/2020	1,700	1,709

		49,809

UTILITIES 15.0%

AT&T, Inc.
3.418% (US0003M + 0.890%) due 02/15/2023 ~(d)	1,100	1,089
3.616% (US0003M + 1.180%) due 06/12/2024 ~(d)	700	709

Chugoku Electric Power Co., Inc.
2.701% due 03/16/2020	200	200

Duquesne Light Holdings, Inc.
5.900% due 12/01/2021 (d)	300	320

Edison International
2.125% due 04/15/2020 (d)	1,800	1,792

Enel Finance International NV
4.250% due 09/14/2023	200	210

FirstEnergy Corp.
2.850% due 07/15/2022 (d)	700	709

NextEra Energy Capital Holdings, Inc.
3.071% (US0003M + 0.550%) due 08/28/2021 ~(d)	1,800	1,800

Plains All American Pipeline LP
2.600% due 12/15/2019	500	500

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.298% due 09/30/2020	267	272

Southern Power Co.
2.937% (US0003M + 0.550%) due 12/20/2020 ~	65	65

Sprint Communications, Inc.
6.000% due 11/15/2022	100	105

Sprint Corp.
7.250% due 09/15/2021	1,100	1,172

Telstra Corp. Ltd.
3.125% due 04/07/2025	100	102

Verizon Communications, Inc.
3.618% (US0003M + 1.100%) due 05/15/2025 ~(d)	1,100	1,115

50	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vodafone Group PLC
3.591% (US0003M + 0.990%) due 01/16/2024 ~(d)	$1,800	$1,806

		11,966

Total Corporate Bonds & Notes (Cost $114,619)		115,614

MUNICIPAL BONDS & NOTES 1.3%

PENNSYLVANIA 1.3%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2006
2.710% (US0003M + 0.130%) due 10/25/2036 ~	1,033	1,026

Total Municipal Bonds & Notes (Cost $1,015)		1,026

U.S. GOVERNMENT AGENCIES 0.3%

Fannie Mae
1.950% due 09/25/2022 •	14	14

Freddie Mac
6.394% due 01/15/2022 •	9	9

Ginnie Mae
2.833% due 10/20/2037 •	42	42
3.147% due 08/20/2061 •	19	19
3.309% due 05/20/2066	170	172

Total U.S. Government Agencies (Cost $256)		256

U.S. TREASURY OBLIGATIONS 3.1%

U.S. Treasury Inflation Protected Securities (a)
0.875% due 01/15/2029 (d)	1,518	1,598

U.S. Treasury Notes
2.625% due 02/15/2029	800	844

Total U.S. Treasury Obligations (Cost $2,408)		2,442

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.7%

Banc of America Funding Trust
2.683% due 02/20/2035 •	8	8
4.746% due 09/20/2034 ~	63	65

Bear Stearns Adjustable Rate Mortgage Trust
4.401% due 04/25/2033 ~	32	32
4.677% due 11/25/2034 ~	54	53
4.886% due 01/25/2034 ~	8	8

Citigroup Mortgage Loan Trust
4.820% due 10/25/2035 •	6	6

CLNS Trust
3.212% due 06/11/2032 •	1,500	1,502

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
2.564% due 07/25/2036 •	$113	$110

Credit Suisse First Boston Mortgage Securities Corp.
4.252% due 06/25/2033 ~	15	15
6.500% due 04/25/2033	59	62

GSR Mortgage Loan Trust
4.328% due 08/25/2033 •	68	70
4.500% due 09/25/2035 ~	5	5

Holmes Master Issuer PLC
3.017% due 10/15/2054 •	1,500	1,499

Impac CMB Trust
3.044% due 03/25/2035 •	352	350
3.404% due 07/25/2033 •	248	241

JPMorgan Mortgage Trust
4.423% due 09/25/2034 ~	8	8
4.494% due 06/25/2035 ~	17	17
4.724% due 02/25/2035 ~	4	4
4.760% due 04/25/2035 ~	134	139
4.764% due 02/25/2034 ~	37	38

Lanark Master Issuer PLC
3.295% due 12/22/2069	1,500	1,504

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
2.874% due 06/15/2030 •	18	18
3.141% due 10/20/2029 •	13	13

Merrill Lynch Mortgage Investors Trust
2.864% due 04/25/2029 •	6	6
3.044% due 10/25/2028 •	5	5
4.453% due 02/25/2035 ~	117	119

Morgan Stanley Mortgage Loan Trust
4.594% due 11/25/2034 ~	8	8

Motel 6 Trust
3.314% due 08/15/2034 •	793	794

Prime Mortgage Trust
2.804% due 02/25/2034 •	8	8

Sequoia Mortgage Trust
3.090% due 10/19/2026 •	65	66
3.143% due 10/20/2027 •	11	11

Structured Asset Mortgage Investments Trust
2.970% due 07/19/2034 •	36	36
3.050% due 09/19/2032 •	10	10
6.666% due 06/25/2029 ~	5	5

Structured Asset Securities Corp. Mortgage Loan Trust
3.004% due 10/25/2027 •	8	8

Thornburg Mortgage Securities Trust
3.044% due 09/25/2043 •	7	7
4.616% due 04/25/2045 ~	24	25

VMC Finance LLC
3.314% due 10/15/2035 •	783	785

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	51

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WaMu Mortgage Pass-Through Certificates Trust
2.674% due 12/25/2045 •	$192	$195
2.694% due 10/25/2045 •	33	33
2.804% due 06/25/2044 •	27	27
3.144% due 11/25/2034 •	64	65
3.904% due 06/25/2042 •	7	7

Wells Fargo Commercial Mortgage Trust
3.261% due 12/13/2031 •	1,000	997

Wells Fargo Mortgage-Backed Securities Trust
4.703% due 10/25/2033 ~	36	37
4.839% due 12/25/2034 ~	87	91

Wells Fargo-RBS Commercial Mortgage Trust
3.844% due 06/15/2044 •	1,771	1,794

Total Non-Agency Mortgage-Backed Securities (Cost $10,825)		10,906

ASSET-BACKED SECURITIES 20.1%

Allegro CLO Ltd.
3.803% due 01/30/2026 •	179	179

Amortizing Residential Collateral Trust
3.404% due 10/25/2034 •	269	272

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
3.444% due 04/25/2034 •	101	102

Bayview Opportunity Master Fund Trust
4.213% due 10/29/2033 Þ	298	302

Bear Stearns Asset-Backed Securities Trust
3.154% due 03/25/2035 •	1,000	986
3.204% due 10/27/2032 •	39	38
3.604% due 01/25/2045 •	554	556

Chase Funding Trust
3.144% due 10/25/2032 •	67	68

Colony American Finance Ltd.
2.544% due 06/15/2048	77	77

Delta Funding Home Equity Loan Trust
3.214% due 09/15/2029 •	6	6

First Franklin Mortgage Loan Trust
2.564% due 04/25/2036 •	1,586	1,552

GSAA Home Equity Trust
3.044% due 12/25/2034 •	6	6

GSAMP Trust
2.664% due 06/25/2036 •	800	777

Halcyon Loan Advisors Funding Ltd.
3.512% due 04/20/2027 •	999	997
3.731% due 04/18/2026 •	446	446

LCM LP
3.632% due 10/20/2027 •	250	250

Monarch Grove CLO
3.460% due 01/25/2028 •	1,500	1,494

New Century Home Equity Loan Trust
3.334% due 11/25/2034 •	851	855

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NovaStar Mortgage Funding Trust
3.064% due 01/25/2036 •	$1,500	$1,500

RAAC Trust
2.954% due 01/25/2046 •	1,000	998

Renaissance Home Equity Loan Trust
3.404% due 12/25/2033 •	5	5

Residential Mortgage Loan Trust
3.904% due 09/25/2029 •	4	4

Securitized Asset-Backed Receivables LLC Trust
3.079% due 01/25/2035 •	901	895

SLM Student Loan Trust
2.960% due 12/15/2025 •	392	392
3.330% due 04/25/2023 •	737	734
4.080% due 04/25/2023 •	491	496
4.280% due 07/25/2023 •	400	405

SMB Private Education Loan Trust
3.394% due 06/15/2027 •	229	230

SoFi Professional Loan Program LLC
3.020% due 02/25/2040	253	256

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Þ	888	892

Zais CLO Ltd.
3.747% due 04/15/2028 •	300	301

Total Asset-Backed Securities (Cost $15,949)		16,071

SOVEREIGN ISSUES 0.3%

Export-Import Bank of India
3.522% (US0003M + 1.000%) due 08/21/2022 ~	250	250

Total Sovereign Issues (Cost $249)		250

SHORT-TERM INSTRUMENTS 2.8%

COMMERCIAL PAPER 2.2%

Ford Motor Credit Co. LLC
3.350% due 01/21/2020	300	294

Syngenta Wilmington, Inc.
3.280% due 07/08/2019	1,500	1,499

		1,793

REPURCHASE AGREEMENTS (c) 0.6%
		519

Total Short-Term Instruments (Cost $2,313)		2,312

Total Investments in Securities (Cost $148,873)		150,117

52	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.4%

SHORT-TERM INSTRUMENTS 0.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.4%

PIMCO Short-Term Floating NAV Portfolio III	35,740	$354

Total Short-Term Instruments (Cost $353)		354

Total Investments in Affiliates (Cost $353)		354

Total Investments 188.3% (Cost $149,226)		$150,471

Financial Derivative Instruments (e)(f) (0.1)% (Cost or Premiums, net $(30))		(80)

Other Assets and Liabilities, net (88.2)%		(70,471)

Net Assets 100.0%		$79,920

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$519	U.S. Treasury Notes 2.250% due 03/31/2021	$(532)	$519	$519

Total Repurchase Agreements						$(532)	$519	$519

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	53

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BPS	2.650%	06/11/2019	07/11/2019	$(1,552)	$(1,554)
	2.650	06/12/2019	07/12/2019	(1,116)	(1,118)
	2.650	06/19/2019	07/19/2019	(3,169)	(3,172)
	2.650	06/25/2019	07/25/2019	(1,208)	(1,209)
	2.660	06/11/2019	07/11/2019	(1,058)	(1,060)
CIW	2.730	06/07/2019	07/05/2019	(10,568)	(10,587)
FOB	2.700	06/13/2019	07/12/2019	(4,554)	(4,560)
	2.710	06/14/2019	07/12/2019	(1,411)	(1,413)
	2.710	06/17/2019	07/03/2019	(10,064)	(10,075)
	2.720	06/21/2019	07/23/2019	(5,609)	(5,613)
	2.730	06/17/2019	07/03/2019	(110)	(110)
RDR	2.640	06/11/2019	07/11/2019	(1,146)	(1,148)
	2.650	06/10/2019	07/10/2019	(5,491)	(5,499)
	2.650	06/17/2019	07/17/2019	(1,843)	(1,845)
UBS	2.700	06/17/2019	07/17/2019	(20,344)	(20,365)
	2.700	06/21/2019	07/22/2019	(1,914)	(1,915)

Total Reverse Repurchase Agreements					$(71,243)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions
BOS	2.850%	06/27/2019	07/05/2019	$(1,600)	$(1,601)

Total Sale-Buyback Transactions					$(1,601)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(8,113)	$0	$(8,113)	$8,464	$351
CIW	0	(10,587)	0	(10,587)	11,055	468
FICC	519	0	0	519	(532)	(13)
FOB	0	(21,771)	0	(21,771)	23,079	1,308
RDR	0	(8,492)	0	(8,492)	8,896	404
UBS	0	(22,280)	0	(22,280)	23,331	1,051

Master Securities Forward Transaction Agreement
BOS	0	0	(1,601)	(1,601)	1,599	(2)

Total Borrowings and Other Financing Transactions	$519	$(71,243)	$(1,601)

54	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(71,243)	$0	$0	$(71,243)

Total	$0	$(71,243)	$0	$0	$(71,243)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(1,601)	0	0	(1,601)

Total	$0	$(1,601)	$0	$0	$(1,601)

Total Borrowings	$0	$(72,844)	$0	$0	$(72,844)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(72,844)

(d)	Securities with an aggregate market value of $76,693 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(118,133) at a weighted average interest rate of 2.646%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - CBOT U.S. Treasury 2-Year Note September 2019 Futures	$104.000	08/23/2019	225	$450	$2	$1
Put - CBOT U.S. Treasury 2-Year Note September 2019 Futures	104.125	08/23/2019	114	228	1	0
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	107.250	08/23/2019	32	32	1	0
Call - CBOT U.S. Treasury 5-Year Note September 2019 Futures	128.250	08/23/2019	32	32	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	141.500	08/23/2019	11	11	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	142.500	08/23/2019	1	1	0	0
Call - CBOT U.S. Treasury 10-Year Note September 2019 Futures	160.000	08/23/2019	22	22	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	225.000	08/23/2019	14	14	0	0

Total Purchased Options					$4	$1

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	55

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2019	310	66,706	$270	$0	$(12)
U.S. Treasury 5-Year Note September Futures	09/2019	32	3,781	15	0	0

				$285	$0	$(12)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2020	226	(55,621)	$(462)	$14	$0
90-Day Eurodollar September Futures	09/2020	17	(4,184)	(45)	1	0
U.S. Treasury 10-Year Note September Futures	09/2019	12	(1,536)	(39)	0	0
U.S. Treasury 10-Year Ultra September Futures	09/2019	22	(3,039)	(101)	0	(1)

				$(647)	$15	$(1)

Total Futures Contracts				$(362)	$15	$(13)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-31 5-Year Index	(5.000)%	Quarterly	12/20/2023	$8,633	$ (324)	$(395)	$(719)	$0	$(8)
CDX.HY-32 5-Year Index	(5.000)	Quarterly	06/20/2024	3,400	(258)	(2)	(260)	0	(3)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023	11,200	(205)	(49)	(254)	0	(5)
CDX.IG-32 5-Year Index	(1.000)	Quarterly	06/20/2024	5,300	(99)	(16)	(115)	0	(2)

					$ (886)	$(462)	$(1,348)	$0	$(18)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(4)	1-Day USD-Federal Funds Rate Compounded-OIS	2.336%	Annual	03/18/2020	$	153,100	$(2)	$273	$271	$0	$(8)
Pay(4)	1-Day USD-Federal Funds Rate Compounded-OIS	3.000	Annual	11/15/2020		100,000	734	739	1,473	0	(31)
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.300	Annual	03/01/2022		103,700	(104)	(1,991)	(2,095)	60	0
Pay	3-Month CAD-Bank Bill	2.250	Semi-Annual	06/19/2021	CAD	36,700	204	53	257	0	(7)
Pay	3-Month USD-LIBOR	2.386	Quarterly	06/21/2020	$	61,000	2	(4)	(2)	8	0

56	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2023	$	62,000	$(91)	$2,748	$2,657	$0	$(49)
Receive(4)	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2024		62,000	117	(3,084)	(2,967)	62	0
Receive	3-Month USD-LIBOR	3.030	Semi-Annual	02/13/2029		3,300	(9)	(330)	(339)	5	0
Pay	6-Month EUR-EURIBOR	0.000	Annual	06/19/2021	EUR	23,900	103	103	206	9	0
Receive(4)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	5,900	(82)	(239)	(321)	6	0

							$872	$(1,732)	$(860)	$150	$(95)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.139%	Quarterly	05/10/2021	$26,180	$0	$(14)	$(14)	$0	$(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.136%	Quarterly	05/11/2021	13,100	0	(6)	(6)	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.139%	Quarterly	05/14/2021	16,220	0	(9)	(9)	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.095%	Quarterly	05/21/2022	44,300	0	22	22	10	0

					$0	$(7)	$(7)	$10	$(2)

Total Swap Agreements					$(14)	$(2,201)	$(2,215)	$160	$(115)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$1	$15	$160	$176	$0	$(13)	$(115)	$(128)

Cash of $1,802 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	57

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	GBP	231	$	293	$0	$(1)
	07/2019	$	2,967	AUD	4,248	16	0
	07/2019		4,760	EUR	4,189	3	0
	08/2019	AUD	4,248	$	2,970	0	(16)
	08/2019	EUR	4,189		4,773	0	(3)
BPS	07/2019	$	81	EUR	72	1	0
	08/2019		133	MXN	2,597	2	0
BRC	08/2019		255	GBP	201	1	0
	10/2019	MXN	2,043	$	104	0	0
GLM	07/2019	EUR	4,815		5,373	0	(102)
	07/2019	JPY	132,600		1,227	0	(3)
	07/2019	$	621	EUR	554	9	0
	10/2019	MXN	2,043	$	104	0	0
	10/2019	$	209	MXN	4,086	0	0
JPM	07/2019		1,229	JPY	134,000	13	0
	08/2019	MXN	2,618	$	133	0	(2)
SCX	07/2019	AUD	5,159		3,577	0	(45)
	07/2019	GBP	72		91	0	0
SSB	07/2019	$	634	AUD	911	5	0

Total Forward Foreign Currency Contracts						$50	$(172)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FBF	Put - OTC CDX.IG-32 5-Year Index	Buy	1.800%	09/18/2019	1,200	$ 0	$0

58	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC AUD versus USD	$ 0.770	07/12/2019	2,600	$0	$ 0
	Call - OTC AUD versus USD	0.780	08/23/2019	1,600	0	0
	Call - OTC EUR versus USD	1.220	08/01/2019	4,800	1	0
	Call - OTC USD versus JPY	JPY 122.000	08/07/2019	2,900	0	0

					$1	$ 0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 09/01/2049	$69.000	09/05/2019	1,000	$0	$ 0

Total Purchased Options					$1	$0

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000%	09/18/2019	1,200	$ (1)	$0

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050%	07/18/2019	25,000	$(17)	$(3)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 09/01/2049	$99.641	09/05/2019	1,000	$(3)	$(3)

Total Written Options					$(21)	$(6)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	59

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$19	$0	$0	$19	$(20)	$0	$0	$(20)	$(1)	$0	$(1)
BPS	3	0	0	3	0	0	0	0	3	0	3
BRC	1	0	0	1	0	0	0	0	1	0	1
GLM	9	0	0	9	(105)	0	0	(105)	(96)	0	(96)
JPM	13	0	0	13	(2)	(3)	0	(5)	8	0	8
MYC	0	0	0	0	0	(3)	0	(3)	(3)	0	(3)
SCX	0	0	0	0	(45)	0	0	(45)	(45)	0	(45)
SSB	5	0	0	5	0	0	0	0	5	0	5

Total Over the Counter	$50	$0	$0	$50	$(172)	$(6)	$0	$(178)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	15	15
Swap Agreements	0	0	0	0	160	160

	$0	$0	$0	$0	$176	$176

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$50	$0	$50

	$0	$0	$0	$50	$176	$226

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	18	0	0	97	115

	$0	$18	$0	$0	$110	$128

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$172	$0	$172
Written Options	0	0	0	0	6	6

	$0	$0	$0	$172	$6	$178

	$0	$18	$0	$172	$116	$306

60	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(16)	$(16)
Futures	0	0	0	0	(1,737)	(1,737)
Swap Agreements	0	(182)	0	0	482	300

	$0	$(182)	$0	$0	$(1,271)	$(1,453)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$291	$0	$291
Purchased Options	0	(3)	0	(4)	0	(7)
Written Options	0	35	0	0	(45)	(10)

	$0	$32	$0	$287	$(45)	$274

	$0	$(150)	$0	$287	$(1,316)	$(1,179)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(3)	$(3)
Futures	0	0	0	0	752	752
Swap Agreements	0	(955)	0	0	(1,642)	(2,597)

	$0	$(955)	$0	$0	$(893)	$(1,848)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(18)	$0	$(18)
Purchased Options	0	1	0	(1)	(189)	(189)
Written Options	0	16	0	0	198	214

	$0	$17	$0	$(19)	$9	$7

	$0	$(938)	$0	$(19)	$(884)	$(1,841)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$242	$998	$1,240
Corporate Bonds & Notes
Banking & Finance	0	53,839	0	53,839
Industrials	0	49,809	0	49,809
Utilities	0	11,966	0	11,966
Municipal Bonds & Notes
Pennsylvania	0	1,026	0	1,026
U.S. Government Agencies	0	256	0	256
U.S. Treasury Obligations	0	2,442	0	2,442
Non-Agency Mortgage-Backed Securities	0	10,906	0	10,906
Asset-Backed Securities	0	16,071	0	16,071
Sovereign Issues	0	250	0	250
Short-Term Instruments
Commercial Paper	0	1,793	0	1,793
Repurchase Agreements	0	519	0	519
	$0	$149,119	$998	$150,117

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	61

Schedule of Investments PIMCO Fixed Income SHares: Series LD (Cont.)

(Unaudited)

June 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$354	$0	$0	$354
Total Investments	$354	$149,119	$998	$150,471

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	15	161	0	176
Over the counter	0	50	0	50
	$15	$211	$0	$226

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(13)	(115)	0	(128)
Over the counter	0	(178)	0	(178)
	$(13)	$(293)	$0	$(306)
Total Financial Derivative Instruments	$2	$(82)	$0	$(80)
Totals	$356	$149,037	$998	$150,391

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio during the period ended June 30, 2019:

Category and Subcategory	Beginning Balance at 12/31/2018	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2019	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2019(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$0	$0	$0	$0	$998	$0	$998	$0

Totals	$0	$0	$0	$0	$0	$0	$998	$0	$998	$0

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2019	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$998	Third Party Vendor	Broker Quote	99.850

Total	$998

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2019 may be due to an investment no longer held or categorized as Level 3 at period end.

62	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

Schedule of Investments PIMCO Fixed Income SHares: Series M

(Unaudited)

June 30, 2019

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 144.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

Pacific Gas & Electric Co.
4.690% (LIBOR03M + 2.250%) due 12/31/2020 «~		$5,250	$5,247

PG&E Corp.
1.125% due 12/31/2020 «µ		1,750	1,749

Total Loan Participations and Assignments (Cost $7,000)			6,996

CORPORATE BONDS & NOTES 25.9%

BANKING & FINANCE 18.1%

AerCap Ireland Capital DAC
5.000% due 10/01/2021		15,800	16,572

Air Lease Corp.
3.625% due 12/01/2027		3,300	3,320

Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 •(e)(f)	EUR	2,000	2,341

Banco Santander Mexico S.A.
4.125% due 11/09/2022		$26,100	26,844

Bank of America Corp.
3.269% due 03/05/2024 ~		635	636

Barclays Bank PLC
7.625% due 11/21/2022 (f)		5,500	6,009

Barclays PLC
4.375% due 01/12/2026		6,500	6,741
4.972% due 05/16/2029 •		3,100	3,307
8.000% due 06/15/2024 •(e)(f)		5,600	5,877

BGC Partners, Inc.
5.375% due 07/24/2023		10,200	10,689

BPCE S.A.
4.625% due 07/11/2024		14,300	15,108

Charles Schwab Corp.
5.000% due 12/01/2027 •(e)		4,200	4,185

Credit Suisse AG
6.500% due 08/08/2023 (f)		15,500	17,098

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		500	519
4.550% due 04/17/2026		1,000	1,088

Crown Castle International Corp.
4.450% due 02/15/2026		8,000	8,633

Deutsche Bank AG
0.180% due 12/07/2020 ~	EUR	3,800	4,272
4.250% due 10/14/2021		$800	811

Discover Financial Services
4.500% due 01/30/2026		4,500	4,834

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equinix, Inc.
2.875% due 03/15/2024	EUR	10,000	$11,914

Ford Motor Credit Co. LLC
3.157% due 08/04/2020		$1,000	1,004

General Motors Financial Co., Inc.
3.200% due 07/13/2020		300	301
4.250% due 05/15/2023		9,630	9,959

Goldman Sachs Group, Inc.
4.125% (US0003M + 1.600%) due 11/29/2023 ~		4,200	4,316

Harborwalk Funding Trust
5.077% due 02/15/2069 •		4,500	5,155

Hospitality Properties Trust
5.000% due 08/15/2022		8,500	8,914

HSBC Holdings PLC
4.583% due 06/19/2029 •		3,400	3,716

ING Groep NV
4.625% due 01/06/2026		5,200	5,674

Intesa Sanpaolo SpA
6.500% due 02/24/2021		2,300	2,421

JPMorgan Chase & Co.
3.482% due 07/23/2024 ~		4,000	4,015
3.811% (US0003M + 1.230%) due 10/24/2023 ~		1,200	1,219

Lloyds Banking Group PLC
2.907% due 11/07/2023 •		6,400	6,397
7.500% due 09/27/2025 •(e)(f)		6,000	6,313

Oversea-Chinese Banking Corp. Ltd.
2.975% due 05/17/2021 ~		7,200	7,205

Royal Bank of Scotland Group PLC
3.899% due 06/25/2024 ~		1,900	1,897

Santander Holdings USA, Inc.
3.700% due 03/28/2022		2,000	2,049

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •		1,000	1,010

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	98	161
5.744% due 04/13/2040		581	966
5.801% due 10/13/2040		683	1,148

UBS AG
7.625% due 08/17/2022 (f)		$14,000	15,707

Washington Prime Group LP
3.850% due 04/01/2020		1,900	1,889

Wells Fargo & Co.
4.100% due 06/03/2026		400	424

			242,658

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	63

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 7.6%

American Airlines Pass-Through Trust
4.950% due 07/15/2024		$2,553	$2,680

Citrix Systems, Inc.
4.500% due 12/01/2027		2,500	2,588

CVS Pass-Through Trust
7.507% due 01/10/2032		5,919	7,151

DAE Funding LLC
5.250% due 11/15/2021		6,200	6,456

DP World PLC
2.375% due 09/25/2026	EUR	8,200	9,780

General Electric Co.
5.000% due 01/21/2021 •(e)		$5,000	4,804
5.875% due 01/14/2038		508	576

Georgia-Pacific LLC
8.000% due 01/15/2024		4,200	5,190

HCA Healthcare, Inc.
6.250% due 02/15/2021		800	840

HCA, Inc.
6.500% due 02/15/2020		10,300	10,537

Imperial Brands Finance PLC
2.950% due 07/21/2020		2,700	2,708

Kinder Morgan, Inc.
5.625% due 11/15/2023		1,150	1,274
7.750% due 01/15/2032		2,200	3,014

Marvell Technology Group Ltd.
4.875% due 06/22/2028		7,000	7,424

Odebrecht Oil & Gas Finance Ltd.
0.000% due 07/29/2019 (b)(e)		46	1

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		1,700	1,737

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		800	809
5.250% due 08/15/2022		6,100	6,454

Petroleos Mexicanos
5.500% due 02/24/2025	EUR	13,000	15,888

QVC, Inc.
5.125% due 07/02/2022		$900	937

Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	1,125	1,143
1.700% due 07/19/2019		$3,100	3,091
3.250% due 04/15/2022	EUR	4,250	4,780

Wabtec Corp.
4.400% due 03/15/2024		$2,000	2,118

			101,980

UTILITIES 0.2%

AT&T, Inc.
4.550% due 03/09/2049		1,036	1,062

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021	$35	$34

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 (a)	89	56

Verizon Communications, Inc.
4.400% due 11/01/2034	2,000	2,219

		3,371

Total Corporate Bonds & Notes (Cost $340,015)		348,009

MUNICIPAL BONDS & NOTES 4.6%

CALIFORNIA 0.4%

Newport Beach, California Certificates of Participation Bonds, (BABs), Series 2010
7.168% due 07/01/2040	3,500	5,076

ILLINOIS 0.2%

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	1,100	1,362

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	2,005	2,113

		3,475

OHIO 0.1%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.734% due 02/15/2033	900	1,300

PENNSYLVANIA 0.8%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	600	819

State Public School Building Authority, Pennsylvania Revenue Bonds, Series 2011
5.426% due 09/15/2026	8,500	9,802

		10,621

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	890	894

VIRGINIA 1.3%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	18,540	17,531

64	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 1.7%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$22,955	$23,181

Total Municipal Bonds & Notes (Cost $51,783)		62,078

U.S. GOVERNMENT AGENCIES 49.2%

Fannie Mae
4.418% due 10/01/2032 •	10	10
4.465% due 09/01/2032 •	7	7
4.468% due 05/01/2028 •	5	5
4.470% due 09/01/2027 •	33	34
4.474% due 11/01/2032 •	11	12
4.598% due 05/25/2042 ~	11	12
4.637% due 01/01/2033 •	26	27
4.660% due 05/01/2033 •	49	52
4.675% due 10/01/2034 •	41	41
4.703% due 12/01/2034 •	42	44
4.731% due 03/25/2041 ~	11	11
6.500% due 07/18/2027	20	21

Fannie Mae UMBS
3.000% due 01/01/2046	282	286
3.500% due 05/01/2047 - 03/01/2049	16,702	17,100
4.000% due 12/01/2044 - 11/01/2048	28,272	29,237
6.000% due 09/01/2022 - 12/01/2023	36	37
6.500% due 12/01/2028	1	1
7.000% due 11/01/2038	18	18
7.010% due 08/01/2022	8	8

Fannie Mae UMBS, TBA
3.000% due 08/01/2049 - 09/01/2049	73,410	147,069
3.500% due 08/01/2034 - 09/01/2049	58,000	120,618
4.000% due 08/01/2049	132,845	137,238
4.500% due 08/01/2049	127,000	132,678

Freddie Mac
2.844% due 08/15/2029 - 12/15/2031 •	25	25
2.894% due 09/15/2030 •	4	4
2.944% due 03/15/2032 •	4	4
3.044% due 02/15/2024 •	223	227
3.544% due 09/15/2022 •	10	10
3.744% due 08/15/2023 •	3	3
4.330% due 08/01/2032 •	20	20
4.375% due 08/01/2029 •	12	12
4.625% due 10/01/2032 •	15	16
4.643% due 07/01/2032 •	3	3
4.744% due 02/01/2029 •	29	30
4.750% due 01/01/2032 •	20	21
4.774% due 02/01/2033 •	33	34

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.875% due 10/01/2032 •	$49	$50
6.000% due 12/15/2028	167	184
6.500% due 12/15/2023	2	2
7.000% due 04/01/2029 - 03/01/2030	12	13
7.500% due 08/15/2030	26	30

Ginnie Mae
2.733% due 06/20/2032 •	8	8
3.625% (H15T1Y + 1.500%) due 06/20/2021 - 06/20/2026 ~	49	51
3.625% due 04/20/2027 - 06/20/2032 •	38	40
3.750% (H15T1Y + 1.500%) due 07/20/2021 - 08/20/2026 ~	10	9
3.750% due 07/20/2027 - 07/20/2029 •	36	36
4.000% (H15T1Y + 1.500%) due 01/20/2022 - 01/20/2026 ~	71	71
4.000% due 01/20/2027 - 03/20/2032 •	95	99
4.125% (H15T1Y + 1.500%) due 06/20/2022 - 10/20/2026 ~	38	39
4.125% due 10/20/2027 •	6	6
6.500% due 05/15/2023 - 12/15/2023	1	1

Ginnie Mae, TBA
4.000% due 08/01/2049	71,700	74,307

NCUA Guaranteed Notes
2.869% due 10/07/2020 •	815	816

Vendee Mortgage Trust
6.500% due 09/15/2024	251	273

Total U.S. Government Agencies (Cost $658,479)		661,010

U.S. TREASURY OBLIGATIONS 10.6%

U.S. Treasury Inflation Protected Securities (d)
0.625% due 04/15/2023 (h)(j)(l)	123,436	124,917

U.S. Treasury Notes
2.375% due 04/30/2026 (l)	16,900	17,445

Total U.S. Treasury Obligations (Cost $139,178)		142,362

NON-AGENCY MORTGAGE-BACKED SECURITIES 20.1%

Adjustable Rate Mortgage Trust
3.863% due 01/25/2036 ^~	51	49
4.160% due 11/25/2035 ^~	136	124
4.345% due 02/25/2036 ^~	121	109
4.734% due 11/25/2035 ^~	66	62

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	65

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Home Mortgage Assets Trust
2.594% due 09/25/2046 ^•	$653	$624
2.614% due 10/25/2046 •	581	411
3.424% due 11/25/2046 •	590	299

Banc of America Alternative Loan Trust
6.000% due 07/25/2046 ^	151	148
11.650% due 09/25/2035 ^•	125	154

Banc of America Funding Trust
2.570% due 08/27/2036 ~	7,624	6,740
2.573% due 10/20/2036 •	156	141
2.614% due 04/25/2037 ^•	118	100
2.683% due 05/20/2047 •	63	61
2.804% due 05/25/2037 ^•	116	101
4.287% due 09/20/2047 ^~	135	121
4.523% due 09/20/2046 ^~	101	93
4.731% due 04/20/2035 ^~	122	113
4.753% due 02/20/2036 ~	283	283
5.500% due 03/25/2036 ^	20	19

Banc of America Mortgage Trust
4.310% due 07/25/2035 ^~	23	22
4.554% due 05/25/2035 ^~	814	827
4.817% due 02/25/2034 ~	208	212
5.500% due 09/25/2035 ^	390	382
5.500% due 05/25/2037 ^	132	117

BCAP LLC Trust
2.554% due 05/25/2047 ^•	71	67
2.624% due 05/25/2047 ^•	460	436
2.637% due 07/26/2036 ~	104	102
2.930% due 05/26/2035 •	34	34
3.054% due 09/25/2047 •	106	100
3.297% due 11/26/2046 •	169	170
3.483% due 07/26/2036 ~	250	243
3.604% due 10/25/2047 •	16,368	15,468
4.003% due 07/26/2036 ~	36	33
4.121% due 03/27/2037 ~	369	317
4.170% due 03/26/2037 ~	122	109
4.410% due 01/26/2034 ~	20	20
4.987% due 06/26/2035 ~	53	53
6.000% due 10/26/2036 ~	319	320

Bear Stearns Adjustable Rate Mortgage Trust
3.958% due 05/25/2034 ~	36	36
4.190% due 06/25/2035 ^~	20	20
4.236% due 11/25/2034 ~	66	65
4.238% due 01/25/2035 ~	14	14
4.260% due 02/25/2036 ^~	114	109
4.275% due 08/25/2035 ~	47	42
4.376% due 03/25/2035 ~	58	59
4.392% due 05/25/2047 ^~	226	214
4.562% due 02/25/2034 ~	68	69
4.730% due 10/25/2035 •	527	542
4.761% due 01/25/2034 ~	71	73
4.792% due 12/25/2046 ^•	902	839
4.795% due 10/25/2035 ~	85	87

Bear Stearns ALT-A Trust
2.844% due 04/25/2036 ^•	150	175
3.999% due 11/25/2036 ^~	122	112

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.055% due 02/25/2036 ^~	$40	$38
4.109% due 02/25/2036 ^~	387	338
4.224% due 01/25/2036 ~	5,356	5,029
4.254% due 08/25/2036 ^~	301	254
4.388% due 05/25/2036 ^~	536	387
4.420% due 06/25/2034 ~	2,449	2,246
4.528% due 07/25/2035 ^~	575	475
4.625% due 05/25/2035 ~	95	97

Bear Stearns Mortgage Funding Trust
2.594% due 01/25/2037 •	117	115

Bear Stearns Mortgage Securities, Inc.
6.285% due 03/25/2031 ~	4	4

Bear Stearns Structured Products, Inc. Trust
4.284% due 01/26/2036 ^~	787	700

Cascade Funding Mortgage Trust
2.900% due 06/25/2069 «	4,000	3,997

Chase Mortgage Finance Trust
4.131% due 09/25/2036 ^~	1,439	1,355
4.162% due 03/25/2037 ^~	47	46
4.239% due 03/25/2037 ^~	86	86
6.000% due 05/25/2037 ^	135	103

ChaseFlex Trust
2.704% due 07/25/2037 •	217	195
4.215% due 08/25/2037 ^Þ	42	42
5.000% due 07/25/2037 ^	112	92

Chevy Chase Funding LLC Mortgage-Backed Certificates
2.634% due 10/25/2035 •	1,584	1,589

Citigroup Mortgage Loan Trust
2.624% due 01/25/2037 •	4,163	3,791
3.648% due 10/25/2046 ^~	194	178
4.131% due 09/25/2037 ~	112	112
4.170% due 03/25/2037 ^~	84	78
4.291% due 09/25/2037 ^~	560	546
4.509% due 07/25/2037 ^~	1,096	1,097
4.552% due 08/25/2035 ~	25	25
4.820% due 10/25/2035 •	111	114
4.990% due 11/25/2035 •	61	62
5.500% due 12/25/2035	198	162
6.250% due 11/25/2037 ~	126	93

Citigroup Mortgage Loan Trust, Inc.
4.108% due 12/25/2035 ^~	109	80
4.481% due 08/25/2035 ~	1,005	1,038

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^	154	159

Community Program Loan Trust
4.500% due 04/01/2029	95	95

Countrywide Alternative Loan Resecuritization Trust
4.484% due 03/25/2047 ~	17	17
6.000% due 08/25/2037 ^~	146	108

Countrywide Alternative Loan Trust
2.544% due 08/25/2037 •	689	642
2.563% due 02/20/2047 ^•	1,551	1,232

66	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.564% due 12/25/2046 ^•	$4	$4
2.574% due 11/25/2036 •	402	391
2.574% due 01/25/2037 ^•	212	207
2.579% due 11/25/2036 •	7,622	6,967
2.584% due 11/25/2036 •	103	98
2.584% due 05/25/2047 •	1,243	1,207
2.593% due 07/20/2046 ^•	48	38
2.594% due 07/25/2046 ^•	92	85
2.594% due 09/25/2046 ^•	463	426
2.624% due 05/25/2035 •	2,054	1,925
2.714% due 08/25/2035 ^•	178	159
2.904% due 05/25/2035 ^•	3,044	2,807
2.904% due 06/25/2035 •	116	114
2.924% due 07/25/2035 •	133	131
2.924% due 12/25/2035 •	988	986
3.024% due 10/25/2035 •	97	81
3.504% due 02/25/2036 •	494	466
3.506% due 05/25/2036 ~	38	31
3.797% due 08/25/2035 ~	212	204
3.884% due 11/25/2047 ^•	3,098	2,770
3.988% due 06/25/2037 ^~	163	155
4.082% due 11/25/2035 ^~	113	106
4.364% due 11/25/2035 •	1,161	1,187
5.500% due 11/25/2035	114	90
5.500% due 02/25/2036 ^	80	71
5.750% due 03/25/2037 ^•	138	119
5.750% due 07/25/2037 ^	22	19
5.750% due 04/25/2047 ^	146	128
6.000% due 12/25/2034	86	85
6.000% due 03/25/2036 ^	224	174
6.000% due 08/25/2036 ^•	77	68
6.000% due 08/25/2036 ^	747	666
6.000% due 02/25/2037 ^	528	371
6.000% due 04/25/2037 ^	94	79
6.000% due 04/25/2037	14,293	14,416
6.000% due 05/25/2037 ^	441	318
6.000% due 08/25/2037 ^•	490	400
6.250% due 11/25/2036 ^	101	91
6.500% due 05/25/2036 ^	1,729	1,365
6.500% due 12/25/2036 ^	79	56
6.500% due 08/25/2037 ^	410	298
13.188% due 07/25/2035 •	49	61

Countrywide Asset-Backed Certificates
2.904% due 03/25/2036 •	6,039	5,770

Countrywide Home Loan Mortgage Pass-Through Trust
2.704% due 04/25/2046 ^•	24	1
2.744% due 03/25/2036 •	303	122
2.862% due 04/25/2035 ^~	76	9
2.864% due 05/25/2035 •	86	80
2.944% due 02/25/2035 •	15	15
3.024% due 03/25/2035 •	307	294
3.144% due 02/25/2035 •	365	350
3.184% due 02/25/2035 •	310	297
3.526% due 02/20/2036 ~	243	208
3.675% due 05/20/2036 ^~	144	138

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.895% due 10/20/2035 ~		$55	$50
3.932% due 05/20/2036 ~		59	58
4.040% due 11/25/2037 ~		220	198
4.075% due 01/25/2036 ^~		97	91
4.280% due 11/25/2034 ~		91	91
4.300% due 08/25/2034 ~		5,810	5,787
4.547% due 08/25/2034 ^~		62	59
4.592% due 02/20/2036 ^•		35	31
4.628% due 06/25/2034 ~		808	846
5.500% due 07/25/2037 ^		370	294
5.750% due 12/25/2035 ^		110	96
6.000% due 02/25/2037 ^		419	373
6.000% due 03/25/2037 ^		151	128
6.000% due 07/25/2037		227	170
6.500% due 11/25/2036 ^		974	683

Countrywide Home Loan Reperforming REMIC Trust
6.000% due 03/25/2035 ^		71	72

Credit Suisse First Boston Mortgage Securities Corp.
3.133% due 03/25/2032 ~		14	14
3.554% due 09/25/2034 ^•		70	72

Credit Suisse Mortgage Capital Certificates
3.090% due 12/27/2035 •		140	140
3.500% due 04/26/2038 ~		809	815
3.830% due 08/26/2058		5,248	5,310
4.230% due 08/28/2036 ~		11	11
4.300% due 04/28/2037 ~		408	414

Credit Suisse Mortgage Capital Trust
2.670% due 05/27/2037 •		41	42

Deutsche ALT-A Securities, Inc.
2.704% due 04/25/2037 •		375	240

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.564% due 01/25/2047 •		61	60
2.594% due 08/25/2047 •		393	379

Deutsche Mortgage & Asset Receiving Corp.
2.548% due 11/27/2036 •		288	283

Downey Savings & Loan Association Mortgage Loan Trust
2.710% due 07/19/2045 ^•		10	1

Eurosail PLC
1.739% due 06/13/2045 •	GBP	4,553	5,746

First Horizon Alternative Mortgage Securities Trust
4.022% due 01/25/2036 ^~		$273	212
4.273% due 04/25/2036 ^~		159	151

First Horizon Mortgage Pass-Through Trust
4.422% due 11/25/2037 ^~		57	56

GMAC Mortgage Corp. Loan Trust
4.073% due 11/19/2035 ^~		131	127

GreenPoint Mortgage Funding Trust
2.604% due 12/25/2046 ^•		343	323

GS Mortgage Securities Trust
3.722% due 10/10/2049 ~		5,000	5,048

GSC Capital Corp. Mortgage Trust
2.584% due 05/25/2036 ^•		135	127

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	67

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSR Mortgage Loan Trust
4.462% due 04/25/2035 ~	$60	$62
4.500% due 09/25/2035 ~	207	213
4.528% due 09/25/2035 ~	93	95
4.576% due 11/25/2035 ~	138	112
4.674% due 09/25/2034 ~	68	71
4.757% due 04/25/2035 ~	35	36

HarborView Mortgage Loan Trust
2.580% due 01/19/2038 •	48	46
2.630% due 12/19/2036 ^•	5,554	5,248
2.640% due 01/19/2038 ^•	44	33
2.830% due 05/19/2035 •	2,711	2,635
2.869% due 07/19/2045 •	48	47
2.890% due 01/19/2036 •	130	104
3.070% due 01/19/2035 •	47	46
3.960% due 06/19/2036 ^~	206	137
3.990% due 12/19/2035 ^~	124	94
4.908% due 12/19/2035 ^~	71	71

HomeBanc Mortgage Trust
2.584% due 12/25/2036 •	77	76

Impac Secured Assets Trust
2.554% due 11/25/2036 •	864	817
2.574% due 01/25/2037 •	56	55

IndyMac Mortgage Loan Trust
2.584% due 07/25/2047 •	362	309
2.594% due 09/25/2046 •	139	133
2.704% due 11/25/2035 ^•	200	155
2.964% due 03/25/2035 •	193	189
3.432% due 06/25/2037 ^~	106	99
3.660% due 06/25/2036 ~	5,319	4,650
3.736% due 06/25/2036 ~	1,309	1,275
3.761% due 10/25/2035 ~	745	675
3.910% due 11/25/2035 ^~	143	135
3.925% due 08/25/2036 ~	2,630	2,603
3.926% due 08/25/2035 ~	982	895
3.994% due 09/25/2035 ^~	95	89
4.386% due 06/25/2035 ^~	63	60

JPMorgan Alternative Loan Trust
2.554% due 03/25/2037 •	8	12
2.564% due 10/25/2036 •	6,131	6,049
2.930% due 06/27/2037 •	3,540	3,097
3.906% due 12/25/2036 ~	18	18

JPMorgan Mortgage Trust
3.970% due 06/25/2037 ^~	157	139
4.222% due 11/25/2035 ^~	67	65
4.313% due 11/25/2035 ^~	102	96
4.335% due 01/25/2037 ^~	20	19
4.451% due 04/25/2035 ~	30	31
4.491% due 07/25/2035 ~	283	293
4.697% due 07/25/2035 ~	359	377
4.760% due 04/25/2035 ~	19	20
4.815% due 09/25/2034 ~	195	199
6.000% due 01/25/2036 ^	139	111

Lavender Trust
6.250% due 10/26/2036	309	247

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lehman Mortgage Trust
5.192% due 01/25/2036 ^~	$153	$154
5.320% due 12/25/2035 ~	244	133
6.000% due 07/25/2036 ^	86	66

Lehman XS Trust
2.594% due 11/25/2046 •	15,192	14,562
2.604% due 08/25/2046 ^•	72	68
2.634% due 04/25/2046 ^•	48	47
2.644% due 11/25/2046 ^•	15	1
2.674% due 02/25/2036 •	7,268	7,041

Luminent Mortgage Trust
2.574% due 12/25/2036 •	758	734
2.604% due 10/25/2046 •	225	221

MASTR Adjustable Rate Mortgages Trust
2.644% due 05/25/2037 •	126	79

MASTR Reperforming Loan Trust
7.000% due 05/25/2035	1,037	1,013
8.000% due 07/25/2035	978	1,036

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
3.141% due 10/20/2029 •	43	43

Merrill Lynch Alternative Note Asset Trust
2.564% due 01/25/2037 •	137	66
2.584% due 04/25/2037 •	44	44
2.704% due 03/25/2037 •	950	408
6.000% due 05/25/2037 ^	192	188

Merrill Lynch Mortgage Investors Trust
2.864% due 04/25/2029 •	40	40
3.064% due 09/25/2029 •	37	37
3.064% due 11/25/2029 •	58	57
3.220% due 07/25/2029 •	38	38
4.364% due 02/25/2036 ~	38	38
4.691% due 11/25/2035 •	79	82
6.250% due 10/25/2036	2,348	2,035

Morgan Stanley Dean Witter Capital, Inc. Trust
4.082% due 03/25/2033 ~	57	57

Morgan Stanley Mortgage Loan Trust
2.684% due 11/25/2035 •	16	16
2.724% due 01/25/2035 •	35	35
3.682% due 07/25/2035 ~	2,630	2,473
4.526% due 06/25/2036 ~	90	93
6.000% due 10/25/2037 ^	82	68

Morgan Stanley Re-REMIC Trust
3.246% due 02/26/2037 •	205	184
3.333% due 03/26/2037 Þ	110	101
5.500% due 10/26/2035 ~	10,441	9,157

Morgan Stanley Resecuritization Trust
3.050% due 01/26/2051 •	195	196

NAAC Reperforming Loan REMIC Trust
7.500% due 03/25/2034 ^	457	470

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.064% due 02/25/2036 ^~	735	658

68	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Resecuritization Trust
6.500% due 10/26/2037	$7,706	$6,080

RBSSP Resecuritization Trust
2.680% due 02/26/2037 •	951	947
4.714% due 10/26/2035 ~	590	597

Residential Accredit Loans, Inc. Trust
2.574% due 12/25/2036 •	372	326
2.604% due 05/25/2047 •	142	139
2.614% due 06/25/2037 •	120	107
2.654% due 08/25/2037 •	350	334
2.704% due 08/25/2035 •	161	145
3.204% due 10/25/2045 •	112	102
4.378% due 02/25/2035 ^~	248	217
5.485% due 02/25/2036 ^~	126	113
8.000% due 04/25/2036 ^•	141	141

Residential Asset Securitization Trust
6.000% due 06/25/2036	197	138
6.000% due 11/25/2036 ^	138	87
6.000% due 03/25/2037 ^	116	69
6.250% due 11/25/2036 ^	94	62
6.500% due 04/25/2037 ^	1,230	603

Residential Funding Mortgage Securities, Inc. Trust
4.990% due 03/25/2035 ^~	1,242	968
6.000% due 09/25/2036 ^	246	237

Structured Adjustable Rate Mortgage Loan Trust
2.724% due 10/25/2035 •	1,336	1,294
3.139% due 06/25/2034 •	502	475
3.867% due 09/25/2036 ^~	3,748	2,936
3.904% due 05/25/2035 ^•	431	379
3.942% due 07/25/2037 ^~	6	5
4.033% due 06/25/2036 ^~	9	9
4.099% due 10/25/2036 ^~	139	113
4.195% due 02/25/2036 ^~	297	278
4.435% due 10/25/2034 ~	58	59

Structured Asset Mortgage Investments Trust
2.584% due 09/25/2047 •	84	81
2.594% due 06/25/2036 •	9,352	9,413
2.594% due 07/25/2046 ^•	531	460
2.594% due 09/25/2047 •	961	944
2.604% due 05/25/2036 •	904	870
2.614% due 09/25/2047 ^•	1,402	1,437
2.624% due 05/25/2046 •	1,019	583
2.664% due 03/25/2037 •	157	114
2.664% due 05/25/2046 ^•	28	44
3.090% due 03/19/2034 •	312	309
3.090% due 02/19/2035 •	126	126
3.130% due 12/19/2033 •	311	309
3.732% due 02/25/2036 ^•	634	631

Structured Asset Securities Corp. Trust
2.754% due 02/25/2035 •	22	21

SunTrust Adjustable Rate Mortgage Loan Trust
4.757% due 02/25/2037 ^~	341	331

SunTrust Alternative Loan Trust
6.000% due 12/25/2035	515	520

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TBW Mortgage-Backed Trust
5.965% due 07/25/2037 ~	$4,007	$2,162

Thornburg Mortgage Securities Trust
3.044% due 09/25/2043 •	242	245
3.144% due 09/25/2044 •	39	39
4.131% due 09/25/2037 ~	77	77

Wachovia Mortgage Loan Trust LLC
4.671% due 10/20/2035 ~	49	47

WaMu Mortgage Pass-Through Certificates Trust
2.595% due 11/25/2046 •	265	267
2.674% due 12/25/2045 •	7	7
2.814% due 11/25/2045 •	233	231
3.044% due 01/25/2045 •	238	239
3.144% due 11/25/2034 •	198	199
3.184% due 10/25/2044 •	1,065	1,063
3.254% due 06/25/2047 ^•	76	30
3.314% due 07/25/2047 •	16,141	14,807
3.384% due 11/25/2034 •	545	552
3.504% due 08/25/2046 •	1,537	1,440
3.700% due 12/25/2036 ^~	150	144
3.704% due 11/25/2042 •	26	26
3.824% due 12/25/2036 ^~	1,316	1,316
3.905% due 08/25/2036 ^~	119	116
4.264% due 08/25/2033 ~	279	289

Washington Mutual Mortgage Pass-Through Certificates Trust
2.854% due 05/25/2035 ^•	413	348
3.204% due 04/25/2047 •	422	357
3.274% due 04/25/2047 •	616	471
4.313% due 09/25/2036 ^Þ	156	75

Wells Fargo Alternative Loan Trust
4.891% due 07/25/2037 ^~	56	54

Wells Fargo Mortgage-Backed Securities Trust
2.904% due 07/25/2037 ^•	84	75
4.699% due 08/25/2034 ~	82	87
4.754% due 10/25/2036 ^~	445	446
4.760% due 10/25/2036 ^~	40	40
4.843% due 06/25/2035 ~	1,404	1,443
4.952% due 01/25/2035 ~	249	256
4.991% due 03/25/2036 ~	500	516
5.008% due 07/25/2036 ^~	1,185	1,209
5.085% due 03/25/2035 ~	989	1,021
5.221% due 03/25/2036 ^~	70	71
6.000% due 06/25/2037 ^	93	96

Total Non-Agency Mortgage-Backed Securities (Cost $255,508)		270,150

ASSET-BACKED SECURITIES 32.1%

Aames Mortgage Investment Trust
3.184% due 10/25/2035 •	200	200
3.604% due 06/25/2035 •	1,170	1,146

AASET Trust
3.967% due 05/16/2042	1,805	1,826

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	69

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AASET U.S. Ltd.
3.844% due 01/16/2038	$3,808	$3,823

Accredited Mortgage Loan Trust
2.534% due 02/25/2037 •	242	242
2.664% due 09/25/2036 •	11,561	11,374
2.945% due 09/25/2035 •	200	195

ACE Securities Corp. Home Equity Loan Trust
2.514% due 12/25/2036 •	343	125
2.544% due 07/25/2036 •	170	136
2.559% due 08/25/2036 •	636	624
2.704% due 02/25/2036 •	125	125
3.019% due 12/25/2035 •	2,000	1,913
3.024% due 02/25/2036 ^•	138	132
3.064% due 11/25/2035 •	173	174
3.304% due 12/25/2034 •	158	157
3.379% due 06/25/2034 •	139	141
3.379% due 07/25/2035 •	100	101

Aegis Asset-Backed Securities Trust
2.834% due 12/25/2035 •	200	197
2.884% due 06/25/2035 •	200	183
3.104% due 03/25/2035 •	300	289
3.404% due 03/25/2035 ^•	106	103

Ameriquest Mortgage Securities Trust
2.794% due 03/25/2036 •	361	361

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.854% due 01/25/2036 •	227	228
2.874% due 11/25/2035 •	200	199
2.924% due 09/25/2035 •	10,000	10,087
3.079% due 07/25/2035 •	676	680
3.514% due 03/25/2035 •	200	202

Amortizing Residential Collateral Trust
3.404% due 10/25/2034 •	183	184

Argent Securities Trust
2.554% due 09/25/2036 •	884	362
2.594% due 03/25/2036 •	345	220

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.634% due 01/25/2036 •	104	99
2.724% due 01/25/2036 •	4,233	3,975
3.244% due 04/25/2034 •	1,483	1,489

Asset-Backed Funding Certificates Trust
2.514% due 01/25/2037 •	473	309
2.544% due 11/25/2036 •	11,400	8,536
2.564% due 01/25/2037 •	298	196
2.624% due 01/25/2037 •	179	119
3.024% due 04/25/2034 •	142	142
3.079% due 06/25/2035 •	130	130
3.404% due 06/25/2037 •	220	192

Asset-Backed Securities Corp. Home Equity Loan Trust
2.854% due 11/25/2035 •	298	300
3.304% due 06/25/2035 •	200	201
4.172% due 08/15/2033 •	28	28
4.279% due 09/25/2034 •	1,433	1,485

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Avery Point CLO Ltd.
3.680% due 04/25/2026 •		$3,224	$3,226

Babson Euro CLO BV
0.509% due 10/25/2029 •	EUR	2,250	2,548

Basic Asset-Backed Securities Trust
2.714% due 04/25/2036 •		$119	120

Bayview Opportunity Master Fund Trust
4.066% due 09/28/2033 Þ		431	436
4.090% due 02/28/2034 Þ		4,591	4,682

Bear Stearns Asset-Backed Securities Trust
2.514% due 04/25/2031 •		62	91
2.554% due 06/25/2036 •		127	127
2.584% due 06/25/2047 •		22	22
2.594% due 05/25/2037 •		48	48
2.634% due 02/25/2037 •		11,188	10,209
2.674% due 06/25/2036 •		200	200
2.690% due 12/25/2036		259	259
2.744% due 05/25/2036 ^•		106	91
2.804% due 09/25/2046 •		158	154
2.834% due 12/25/2035 •		500	502
2.854% due 08/25/2036 •		315	311
2.904% due 12/25/2035 •		124	124
2.954% due 06/25/2036 •		300	299
3.104% due 11/25/2035 ^•		161	151
3.364% due 04/25/2035 •		82	83
3.454% due 08/25/2037 •		7,688	6,795
3.566% due 10/25/2036 ~		49	34
3.584% due 06/25/2043 •		1,026	1,034
3.654% due 08/25/2037 •		106	107
4.366% due 07/25/2036 ~		289	291
15.593% due 03/25/2036 ^•		191	188

Business Jet Securities LLC
4.447% due 06/15/2033		6,538	6,638

Carrington Mortgage Loan Trust
2.624% due 01/25/2037 •		1,200	966
2.664% due 02/25/2037 •		1,400	1,320
3.454% due 05/25/2035 •		300	300

Catamaran CLO Ltd.
3.932% due 01/27/2028 •		400	394

Cendant Mortgage Corp.
6.000% due 07/25/2043 ~		19	21

Cent CLO Ltd.
3.912% due 10/29/2025 •		6,070	6,074

Citigroup Mortgage Loan Trust
2.544% due 12/25/2036 •		436	435
2.574% due 05/25/2037 •		17,341	15,489
2.804% due 11/25/2046 •		221	218
2.854% due 11/25/2045 •		194	193
3.024% due 12/25/2035 •		98	98
6.351% due 05/25/2036 ^Þ		167	96

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
3.334% due 05/25/2035 •		200	201

70	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
2.664% due 01/25/2037 •	$300	$299
2.814% due 10/25/2035 •	845	848
3.124% due 09/25/2035 ^•	58	58
3.139% due 09/25/2035 ^•	500	505

Conseco Finance Corp.
6.810% due 12/01/2028 ~	151	154
6.870% due 04/01/2030 ~	165	173
7.060% due 02/01/2031 ~	595	591

Countrywide Asset-Backed Certificates
2.544% due 06/25/2035 •	1,405	1,288
2.544% due 07/25/2037 ^•	3,442	3,063
2.554% due 07/25/2036 ^•	58	58
2.554% due 01/25/2037 •	4,737	4,627
2.554% due 05/25/2037 •	373	371
2.564% due 01/25/2034 •	40	40
2.564% due 05/25/2036 •	426	394
2.564% due 03/25/2037 •	146	146
2.574% due 03/25/2037 •	187	177
2.574% due 05/25/2037 •	108	108
2.574% due 06/25/2047 •	131	130
2.584% due 06/25/2047 •	318	317
2.604% due 09/25/2037 •	4,866	4,058
2.624% due 09/25/2037 ^•	184	154
2.624% due 09/25/2047 ^•	1,582	1,411
2.634% due 10/25/2047 •	356	344
2.654% due 01/25/2046 ^•	4,344	4,178
2.654% due 06/25/2047 •	243	231
2.704% due 07/25/2036 •	150	150
2.754% due 04/25/2036 •	32	32
2.804% due 06/25/2036 •	300	298
2.854% due 03/25/2036 •	1,100	1,090
2.854% due 03/25/2047 ^•	88	67
2.894% due 02/25/2036 •	200	200
3.064% due 12/25/2035 •	300	303
3.454% due 08/25/2035 •	91	92
3.904% due 02/25/2035 •	300	307
4.651% due 10/25/2046 ^~	14,615	13,925

Countrywide Asset-Backed Certificates Trust
2.534% due 04/25/2046 •	5,724	5,447
2.544% due 02/25/2037 •	10,038	9,546
2.554% due 09/25/2046 •	4,535	4,491
2.554% due 03/25/2047 ^•	164	161
2.594% due 06/25/2047 •	167	166
2.864% due 05/25/2036 •	597	596
2.934% due 02/25/2036 •	200	200
3.134% due 07/25/2035 •	400	403
3.204% due 08/25/2047 •	650	650
3.754% due 04/25/2035 •	200	203

Countrywide Asset-Backed Certificates Trust, Inc.
3.124% due 07/25/2034 •	132	132
3.304% due 10/25/2034 •	66	66

Countrywide Asset-Backed Certificates, Inc.
3.379% due 02/25/2034 •	67	67

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit-Based Asset Servicing & Securitization LLC
2.524% due 07/25/2037 •	$13	$9
2.624% due 07/25/2037 •	276	188
3.349% due 04/25/2036 •	70	71
3.544% due 07/25/2036 •	56	56
3.649% due 06/25/2035 ^Þ	2	2

CVP Cascade CLO Ltd.
3.751% due 01/16/2026 •	7,406	7,402

Delta Funding Home Equity Loan Trust
3.034% due 08/15/2030 •	56	54

ECMC Group Student Loan Trust
3.240% due 02/27/2068	7,622	7,582

EMC Mortgage Loan Trust
3.144% due 05/25/2040 •	11	11

First Franklin Mortgage Loan Trust
2.544% due 12/25/2036 •	295	173
2.554% due 07/25/2036 •	41	41
2.564% due 04/25/2036 •	205	200
2.644% due 04/25/2036 •	400	377
2.644% due 08/25/2036 •	291	266
2.764% due 10/25/2035 •	103	103
2.764% due 11/25/2035 •	185	180
2.854% due 06/25/2036 •	140	141
3.139% due 09/25/2035 •	62	63
3.214% due 04/25/2035 •	230	232
3.274% due 09/25/2034 •	215	216
3.349% due 03/25/2035 •	100	100
3.604% due 01/25/2035 •	122	123
3.829% due 10/25/2034 •	722	721

First NLC Trust
1.029% due 05/25/2035 •	898	883
2.474% due 08/25/2037 •	58	37

FIRSTPLUS Home Loan Owner Trust
7.320% due 11/10/2023 ^	6	1

Fremont Home Loan Trust
2.554% due 01/25/2037 •	267	157
2.574% due 02/25/2036 •	61	59
2.574% due 02/25/2037 •	918	472
2.590% due 08/25/2036 •	222	98
2.674% due 02/25/2036 •	300	254
2.674% due 04/25/2036 •	3,000	1,885
3.139% due 07/25/2035 •	2,900	2,913
3.194% due 12/25/2029 •	7	7

Gallatin CLO Ltd.
3.647% due 07/15/2027 ~	7,600	7,595

GE-WMC Asset-Backed Pass-Through Certificates
2.654% due 12/25/2035 •	1,666	1,665

GSAA Home Equity Trust
2.524% due 04/25/2047 •	204	195

GSAMP Trust
2.494% due 01/25/2037 •	3,010	2,064
2.524% due 12/25/2036 •	1,023	606
2.554% due 06/25/2036 •	144	143

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	71

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.554% due 09/25/2036 •	$360	$174
2.554% due 12/25/2046 •	629	398
2.564% due 05/25/2046 •	28	28
2.604% due 11/25/2036 •	190	116
2.634% due 12/25/2046 •	189	121
2.644% due 12/25/2035 •	62	62
2.644% due 06/25/2036 •	278	189
2.674% due 04/25/2036 •	354	269
4.054% due 10/25/2034 •	44	42

Home Equity Asset Trust
3.499% due 05/25/2035 •	200	201

Home Equity Loan Trust
2.634% due 04/25/2037 •	800	734
2.744% due 04/25/2037 •	500	425

Home Equity Mortgage Loan Asset-Backed Trust
2.544% due 11/25/2036 •	453	434
2.564% due 11/25/2036 •	367	302
2.724% due 04/25/2037 •	332	303

HSI Asset Securitization Corp. Trust
2.514% due 12/25/2036 •	234	95
2.574% due 12/25/2036 •	1,065	432
2.624% due 12/25/2036 •	710	291
2.794% due 11/25/2035 •	298	294

IXIS Real Estate Capital Trust
3.034% due 02/25/2036 •	270	272

JPMorgan Mortgage Acquisition Trust
2.564% due 01/25/2036 •	70	69
2.564% due 06/25/2036 •	29	29
2.564% due 01/25/2037 •	15	15
2.574% due 04/25/2036 •	142	142
2.664% due 03/25/2037 •	300	298
2.664% due 06/25/2037 •	300	296
2.674% due 04/25/2036 •	220	219
2.674% due 05/25/2036 •	673	669
2.674% due 07/25/2036 •	200	194
2.684% due 01/25/2037 •	200	196
6.337% due 08/25/2036 ^Þ	124	92

Lehman ABS Mortgage Loan Trust
2.494% due 06/25/2037 •	243	178
2.604% due 06/25/2037 •	196	146

Lehman XS Trust
2.554% due 04/25/2037 ^•	217	209
2.574% due 12/25/2036 •	2,026	1,963
2.574% due 02/25/2037 ^•	1,686	1,405

LoanCore Issuer Ltd.
3.524% due 05/15/2028 •	10,700	10,706

Long Beach Mortgage Loan Trust
2.964% due 07/25/2031 •	133	135
3.049% due 11/25/2035 •	379	378
3.164% due 08/25/2045 •	95	96
3.454% due 06/25/2035 •	500	502
3.679% due 02/25/2035 •	12,750	12,859
3.829% due 03/25/2032 •	245	246

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Loomis Sayles CLO Ltd.
3.997% due 04/15/2028 •	$550	$541

M360 Advisors LLC
4.395% due 07/24/2028	5,800	5,814

MAPS Ltd.
4.212% due 05/15/2043	4,187	4,294

MASTR Asset-Backed Securities Trust
2.514% due 08/25/2036 •	181	95
2.554% due 08/25/2036 •	298	158
2.584% due 02/25/2036 •	393	206
2.644% due 06/25/2036 •	176	103
2.644% due 08/25/2036 •	179	96
2.904% due 10/25/2035 ^•	295	282
2.904% due 11/25/2035 •	10,550	7,562
2.974% due 01/25/2036 •	300	297
3.004% due 01/25/2036 •	87	88
3.154% due 12/25/2034 ^•	30	30

Meritage Mortgage Loan Trust
3.154% due 11/25/2035 •	49	50

Merrill Lynch Mortgage Investors Trust
2.644% due 08/25/2037 •	943	621
2.714% due 08/25/2036 •	225	226
2.854% due 02/25/2047 •	1,151	846
3.124% due 05/25/2036 •	223	221

MESA Trust
3.204% due 12/25/2031 •	488	485

METAL LLC
4.581% due 10/15/2042	4,954	5,009

Mid-State Capital Corp. Trust
6.005% due 08/15/2037	568	617

Morgan Stanley ABS Capital, Inc. Trust
2.474% due 10/25/2036 •	95	58
2.514% due 10/25/2036 •	789	496
2.544% due 10/25/2036 •	142	88
2.544% due 11/25/2036 •	254	158
2.554% due 06/25/2036 •	272	186
2.554% due 09/25/2036 •	396	197
2.554% due 10/25/2036 •	231	146
2.554% due 11/25/2036 •	1,336	963
2.584% due 03/25/2037 •	416	228
2.604% due 02/25/2037 •	143	87
2.624% due 11/25/2036 •	1,522	960
2.654% due 03/25/2037 •	416	230
2.714% due 12/25/2035 •	342	341
3.304% due 05/25/2034 •	101	101
3.334% due 03/25/2035 •	166	167
3.394% due 06/25/2035 •	400	401
3.454% due 04/25/2035 •	200	196
3.654% due 07/25/2037 •	400	381
4.054% due 03/25/2034 •	335	336

Morgan Stanley Capital, Inc. Trust
2.694% due 01/25/2036 •	1,178	1,167

Morgan Stanley Dean Witter Capital, Inc. Trust
3.754% due 02/25/2033 •	601	605

72	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Home Equity Loan Trust
2.564% due 04/25/2036 •	$121	$97
2.574% due 04/25/2037 •	639	433
2.634% due 04/25/2037 •	213	145

Morgan Stanley Mortgage Loan Trust
2.634% due 02/25/2037 •	143	67
2.764% due 04/25/2037 •	278	132
3.794% due 11/25/2036 ^•	270	133
5.965% due 09/25/2046 ^Þ	379	216

Mountain View CLO Ltd.
3.397% due 10/15/2026 •	644	641

Nelnet Student Loan Trust
4.171% due 11/25/2024 •	7,675	7,680

New Century Home Equity Loan Trust
3.079% due 06/25/2035 •	291	292

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.814% due 02/25/2036 •	124	125
6.032% due 10/25/2036 ^Þ	168	66

NovaStar Mortgage Funding Trust
2.704% due 06/25/2036 •	130	111
3.109% due 01/25/2036 •	7,500	7,495

OHA Credit Partners Ltd.
3.771% due 10/20/2025	2,140	2,141

OneMain Financial Issuance Trust
2.370% due 09/14/2032	7,300	7,287

Option One Mortgage Loan Trust
2.544% due 01/25/2037 •	71	47
2.574% due 05/25/2037 •	178	110
2.624% due 01/25/2037 •	282	189
2.734% due 04/25/2037 •	129	87
2.764% due 01/25/2036 •	300	277
3.169% due 08/25/2035 •	400	393

Option One Mortgage Loan Trust Asset-Backed Certificates
2.844% due 11/25/2035 •	190	191
2.864% due 11/25/2035 •	3,100	3,033

Ownit Mortgage Loan Trust
3.004% due 10/25/2036 ^•	212	191

Park Place Securities, Inc.
2.894% due 09/25/2035 •	200	194

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.894% due 08/25/2035 •	200	197
2.894% due 09/25/2035 •	500	500
3.199% due 07/25/2035 •	400	403
3.229% due 07/25/2035 •	950	924
3.349% due 06/25/2035 •	200	201
3.454% due 10/25/2034 •	500	509
3.529% due 03/25/2035 •	400	401
3.649% due 01/25/2036 •	300	302
4.204% due 12/25/2034 •	676	704

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

People’s Choice Home Loan Securities Trust
3.124% due 05/25/2035 ^•	$82	$81

People’s Financial Realty Mortgage Securities Trust
2.544% due 09/25/2036 •	406	158

Popular ABS Mortgage Pass-Through Trust
2.664% due 11/25/2036 •	173	171
2.794% due 02/25/2036 •	366	365

RAAC Trust
2.704% due 06/25/2044 •	60	55
2.754% due 11/25/2046 •	584	562
2.804% due 09/25/2045 •	3,448	3,448
2.804% due 06/25/2047 •	48	48
3.604% due 10/25/2045 •	250	253
3.904% due 09/25/2047 •	600	625

Renaissance Home Equity Loan Trust
5.812% due 11/25/2036 Þ	535	300
6.254% due 08/25/2036 Þ	9,519	5,852
7.238% due 09/25/2037 ^Þ	249	144

Residential Asset Mortgage Products Trust
2.564% due 12/25/2036 •	44	44
2.564% due 02/25/2037 •	127	127
2.624% due 10/25/2034 •	5	5
2.684% due 09/25/2036 •	182	176
2.704% due 05/25/2036 ^•	1,148	1,100
2.724% due 01/25/2036 •	770	703
2.884% due 09/25/2035 •	267	270
3.049% due 11/25/2035 •	185	186
3.064% due 10/25/2035 •	128	129
3.094% due 10/25/2035 •	100	100
3.304% due 08/25/2034 •	79	80

Residential Asset Securities Corp. Trust
2.534% due 11/25/2036 •	538	458
2.564% due 11/25/2036 ^•	354	342
2.574% due 11/25/2036 •	658	577
2.644% due 09/25/2036 •	524	522
2.654% due 04/25/2037 •	172	171
2.674% due 05/25/2037 •	128	128
2.684% due 06/25/2036 •	1,000	994
2.744% due 04/25/2037 •	1,600	1,561
2.784% due 02/25/2036 •	229	230
2.814% due 01/25/2036 •	101	101
2.824% due 10/25/2035 •	291	292
2.824% due 12/25/2035 •	400	401
2.844% due 11/25/2035 •	300	301
3.049% due 03/25/2035 •	651	654
3.064% due 12/25/2035 •	206	173
3.094% due 11/25/2035 •	300	299
3.169% due 03/25/2034 •	65	65
3.244% due 12/25/2034 •	28	28

Salomon Mortgage Loan Trust
3.304% due 11/25/2033 •	150	150

Saxon Asset Securities Trust
3.574% due 07/25/2031 •	25	25

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	73

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
2.494% due 07/25/2036 •	$244	$125
2.544% due 05/25/2036 •	522	334
2.564% due 07/25/2036 •	239	124
2.644% due 07/25/2036 •	204	109
2.654% due 05/25/2036 •	1,158	758
2.674% due 03/25/2036 •	196	184
3.064% due 08/25/2035 ^•	210	143
3.079% due 01/25/2035 •	59	58
3.359% due 01/25/2036 ^Þ	63	55
3.364% due 01/25/2036 ^•	82	65

Seneca Park CLO Ltd.
3.708% due 07/17/2026 •	4,464	4,469

SG Mortgage Securities Trust
2.564% due 07/25/2036 •	30,979	9,719
2.854% due 10/25/2035 •	1,000	1,003

SLM Student Loan Trust
4.080% due 04/25/2023 •	4,507	4,559

Soundview Home Loan Trust
2.484% due 06/25/2037 •	58	41
2.514% due 02/25/2037 •	322	122
2.564% due 11/25/2036 •	260	258
2.584% due 02/25/2037 •	450	174
2.584% due 07/25/2037 •	2,416	2,232
2.654% due 06/25/2036 •	8,440	8,254
2.754% due 03/25/2036 •	400	392
3.229% due 06/25/2035 •	77	77
3.354% due 10/25/2037 •	341	290

South Carolina Student Loan Corp.
3.520% due 09/03/2024 •	358	360

Specialty Underwriting & Residential Finance Trust
2.554% due 09/25/2037 •	131	81
2.554% due 11/25/2037 •	903	659
2.674% due 04/25/2037 •	229	144
3.004% due 12/25/2036 •	3,242	3,200
3.379% due 12/25/2035 •	297	298

Staniford Street CLO Ltd.
3.590% due 06/15/2025 •	7,134	7,146

Structured Asset Investment Loan Trust
2.554% due 09/25/2036 •	193	186
2.594% due 03/25/2036 •	522	498
3.004% due 01/25/2036 •	313	314
3.304% due 05/25/2035 •	600	606
3.334% due 09/25/2034 •	757	755
3.529% due 07/25/2033 •	58	58
3.679% due 12/25/2034 •	1,138	1,158

Structured Asset Securities Corp. Mortgage Loan Trust
2.539% due 07/25/2036 •	7,628	7,493
2.544% due 09/25/2036 •	68	68
2.554% due 09/25/2036 •	126	123
2.574% due 12/25/2036 •	180	176
2.614% due 02/25/2037 •	640	634
2.634% due 01/25/2037 •	2,519	1,814

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.654% due 09/25/2036 •	$200	$198
3.304% due 08/25/2037 •	198	200
3.404% due 08/25/2037 •	543	547

Structured Asset Securities Corp. Trust
2.864% due 09/25/2035 •	700	679

THL Credit Wind River CLO Ltd.
3.467% due 10/15/2027 •	300	299
4.047% due 01/15/2026 •	10,474	10,478

WaMu Asset-Backed Certificates WaMu Trust
2.629% due 05/25/2037 •	10,863	10,474

Wells Fargo Home Equity Asset-Backed Securities Trust
2.734% due 05/25/2036 •	300	299
3.349% due 03/25/2035 •	1,000	1,009
3.349% due 11/25/2035 •	200	201
3.979% due 02/25/2035 •	200	201

Total Asset-Backed Securities (Cost $409,018)		430,791

SOVEREIGN ISSUES 0.6%

Corp. Financiera de Desarrollo S.A.
4.750% due 02/08/2022	7,000	7,359

Total Sovereign Issues (Cost $6,974)		7,359

SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (g) 1.1%
		14,912

U.S. TREASURY BILLS 0.0%
2.182% due 08/06/2019 (b)(c)(l)	132	132

Total Short-Term Instruments (Cost $15,044)		15,044

Total Investments in Securities (Cost $1,882,999)		1,943,799

74	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.0%

SHORT-TERM INSTRUMENTS 2.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.0%

PIMCO Short-Term Floating NAV Portfolio III	2,672,050	$26,432

Total Short-Term Instruments (Cost $26,432)		26,432

Total Investments in Affiliates (Cost $26,432)		26,432

Total Investments 146.7% (Cost $1,909,431)		$1,970,231

Financial Derivative Instruments (i)(k) (0.2)% (Cost or Premiums, net $1,355)		(2,195)

Other Assets and Liabilities, net (46.5)%		(624,792)

Net Assets 100.0%		$1,343,244

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	75

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$6,212	U.S. Treasury Notes 2.250% due 03/31/2021	$(6,337)	$6,212	$6,213
NOM	2.380	06/28/2019	07/01/2019	8,700	U.S. Treasury Bonds 2.875% due 08/15/2045	(8,887)	8,700	8,702

Total Repurchase Agreements						$(15,224)	$14,912	$14,915

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
BOM	2.590%	04/16/2019	07/16/2019	$(17,748)	$(17,845)

Total Reverse Repurchase Agreements					$(17,845)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOM	$0	$(17,845)	$0	$(17,845)	$17,844	$(1)
FICC	6,213	0	0	6,213	(6,337)	(124)
NOM	8,702	0	0	8,702	(8,887)	(185)

Total Borrowings and Other Financing Transactions	$14,915	$(17,845)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(17,845)	$0	$0	$(17,845)

Total Borrowings	$0	$(17,845)	$0	$0	$(17,845)

Payable for reverse repurchase agreements					$(17,845)

(h)	Securities with an aggregate market value of $18,113 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.

76	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(40,132) at a weighted average interest rate of 2.586%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note August 2019 Futures	$126.500	07/26/2019	600	$600	$(121)	$(85)
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	129.000	07/26/2019	600	600	(130)	(159)

Total Written Options					$(251)	$(244)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note September Futures	09/2019	1,433	$	169,318	$2,483	$0	$0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	225		39,952	(22)	0	(42)

					$2,461	$0	$(42)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-OAT France Government 10-Year Bond September Futures	09/2019	198	$	(37,120)	$(757)	$0	$(54)

Total Futures Contracts					$1,704	$0	$(96)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin(5)
									Asset	Liability
Ford Motor Credit Co. LLC	5.000%	Quarterly	06/20/2023	1.628%	$1,000	$167	$(39)	$128	$1	$0
General Electric Co.	1.000	Quarterly	12/20/2023	0.809	2,650	(19)	41	22	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2024	0.928	2,450	(5)	14	9	2	0

						$143	$16	$159	$3	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	77

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin(5)
								Asset	Liability
CDX.EM-29 5-Year Index	1.000%	Quarterly	06/20/2023	$3,300	$(153)	$85	$(68)	$0	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	24,600	(1,145)	446	(699)	3	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	800	(27)	3	(24)	0	0

					$(1,325)	$534	$(791)	$3	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	06/20/2023	$	88,200	$3,405	$(4,273)	$(868)	$81	$0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2028		31,800	(137)	(2,768)	(2,905)	51	0

							$3,268	$(7,041)	$(3,773)	$132	$0

Total Swap Agreements							$2,086	$(6,491)	$(4,405)	$138	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability(5)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$138	$138	$(244)	$(96)	$(26)	$(366)

(j)

Securities with an aggregate market value of $9,240 and cash of $3,109 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

78	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

(3)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	Unsettled variation margin liability of $(25) for closed swap agreements is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	09/2019		ILS	1,840	$		515	$0	$(3)
BPS	07/2019		EUR	437			490	0	(7)
	07/2019	$		23,519		GBP	18,543	29	0
	08/2019		GBP	18,543	$		23,555	0	(30)
	08/2019	$		9,972		ARS	445,048	0	(68)
	09/2019		KRW	25,119,481	$		21,187	0	(620)
CBK	07/2019	$		54,636		EUR	48,074	29	0
	08/2019		EUR	48,074	$		54,776	0	(30)
	08/2019	$		1,070		CAD	1,433	26	0
GLM	07/2019		EUR	47,637	$		53,165	0	(1,003)
	07/2019	$		5,890		ARS	277,132	552	0
	08/2019			5,454		RUB	359,106	177	0
HUS	07/2019		ARS	277,132	$		5,720	0	(722)
JPM	07/2019		GBP	782			993	0	0
	08/2019	$		2,734		MXN	53,822	51	0
MYI	08/2019		AUD	10,192	$		7,125	0	(41)
SCX	07/2019		GBP	17,761			22,480	0	(75)

Total Forward Foreign Currency Contracts								$864	$(2,599)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC Fannie Mae UMBS, TBA 4.000% due 07/01/2049	$	72.500	07/08/2019	62,000	$2	$0
JPM	Put - OTC Fannie Mae UMBS, TBA 3.000% due 07/01/2049		69.000	07/08/2019	100,000	4	0
	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049		70.000	07/08/2019	50,000	2	0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 07/01/2049		71.000	07/08/2019	100,000	4	0

Total Purchased Options						$12	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	79

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850%	08/21/2019	15,600	$(13)	$(4)
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	20,400	(35)	0

Total Written Options						$(48)	$(4)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	06/20/2024	1.110%	$100	$(2)	$1	$0	$(1)
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.496	2,900	(97)	31	0	(66)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	300	(5)	4	0	(1)
FBF	Brazil Government International Bond	1.000	Quarterly	06/20/2022	0.981	1,200	(80)	81	1	0
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.496	3,700	(120)	36	0	(84)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.359	300	(10)	6	0	(4)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	1.496	2,800	(82)	18	0	(64)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	1.002	1,300	(20)	20	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	1,600	(26)	18	0	(8)
JPM	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.110	100	(2)	1	0	(1)

Total Swap Agreements							$(444)	$216	$1	$(229)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$0	$0	$(3)	$0	$0	$(3)	$(3)	$0	$(3)
BPS	29	0	0	29	(725)	(4)	(1)	(730)	(701)	520	(181)
CBK	55	0	0	55	(30)	0	(67)	(97)	(42)	0	(42)
FBF	0	0	1	1	0	0	0	0	1	0	1
GLM	729	0	0	729	(1,003)	0	0	(1,003)	(274)	407	133
GST	0	0	0	0	0	0	(84)	(84)	(84)	301	217
HUS	0	0	0	0	(722)	0	(76)	(798)	(798)	(310)	(1,108)
JPM	51	0	0	51	0	0	(1)	(1)	50	0	50
MYI	0	0	0	0	(41)	0	0	(41)	(41)	0	(41)
SCX	0	0	0	0	(75)	0	0	(75)	(75)	0	(75)

Total Over the Counter	$864	$0	$1	$865	$(2,599)	$(4)	$(229)	$(2,832)

80	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

(l)

Securities with an aggregate market value of $1,228 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$6	$0	$0	$132	$138

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$864	$0	$864
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$864	$0	$865

	$0	$7	$0	$864	$132	$1,003

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	81

Schedule of Investments PIMCO Fixed Income SHares: Series M (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$244	$244
Futures	0	0	0	0	96	96
Swap Agreements	0	26	0	0	0	26

	$0	$26	$0	$0	$340	$366

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,599	$0	$2,599
Written Options	0	4	0	0	0	4
Swap Agreements	0	229	0	0	0	229

	$0	$233	$0	$2,599	$0	$2,832

	$0	$259	$0	$2,599	$340	$3,198

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(40)	$(40)
Written Options	0	0	0	0	2	2
Futures	0	0	0	0	6,075	6,075
Swap Agreements	0	263	0	0	(2,857)	(2,594)

	$0	$263	$0	$0	$3,180	$3,443

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,424	$0	$6,424
Purchased Options	0	0	0	0	(37)	(37)
Written Options	0	459	0	0	0	459
Swap Agreements	0	492	0	0	0	492

	$0	$951	$0	$6,424	$(37)	$7,338

	$0	$1,214	$0	$6,424	$3,143	$10,781

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$15	$15
Written Options	0	0	0	0	7	7
Futures	0	0	0	0	(4,087)	(4,087)
Swap Agreements	0	758	0	0	(4,363)	(3,605)

	$0	$758	$0	$0	$(8,428)	$(7,670)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,333)	$0	$(1,333)
Written Options	0	176	0	0	0	176
Swap Agreements	0	50	0	0	0	50

	$0	$226	$0	$(1,333)	$0	$(1,107)

	$0	$984	$0	$(1,333)	$(8,428)	$(8,777)

82	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$6,996	$6,996
Corporate Bonds & Notes
Banking & Finance	0	242,658	0	242,658
Industrials	0	101,980	0	101,980
Utilities	0	3,371	0	3,371
Municipal Bonds & Notes
California	0	5,076	0	5,076
Illinois	0	3,475	0	3,475
Ohio	0	1,300	0	1,300
Pennsylvania	0	10,621	0	10,621
Texas	0	894	0	894
Virginia	0	17,531	0	17,531
West Virginia	0	23,181	0	23,181
U.S. Government Agencies	0	661,010	0	661,010
U.S. Treasury Obligations	0	142,362	0	142,362
Non-Agency Mortgage-Backed Securities	0	266,153	3,997	270,150
Asset-Backed Securities	0	430,791	0	430,791
Sovereign Issues	0	7,359	0	7,359
Short-Term Instruments
Repurchase Agreements	0	14,912	0	14,912
U.S. Treasury Bills	0	132	0	132
	$0	$1,932,806	$10,993	$1,943,799

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$26,432	$0	$0	$26,432
Total Investments	$26,432	$1,932,806	$10,993	$1,970,231

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$138	$0	$138
Over the counter	0	865	0	865
	$0	$1,003	$0	$1,003

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(96)	(245)	0	(341)
Over the counter	0	(2,832)	0	(2,832)
	$(96)	$(3,077)	$0	$(3,173)
Total Financial Derivative Instruments	$(96)	$(2,074)	$0	$(2,170)
Totals	$26,336	$1,930,732	$10,993	$1,968,061

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	83

Schedule of Investments PIMCO Fixed Income SHares: Series R

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 185.1%

CORPORATE BONDS & NOTES 10.2%

BANKING & FINANCE 7.2%

AerCap Ireland Capital DAC
4.625% due 10/30/2020		$100	$103

Deutsche Bank AG
4.250% due 10/14/2021		1,400	1,419

Goldman Sachs Group, Inc.
3.610% (US0003M + 1.200%) due 09/15/2020 ~		1,400	1,414

ING Bank NV
2.625% due 12/05/2022		400	408

International Lease Finance Corp.
8.250% due 12/15/2020		100	108

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	3,300	496

Lloyds Banking Group PLC
3.186% (US0003M + 0.800%) due 06/21/2021 ~		$200	200

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	3,300	496
2.500% due 10/01/2047		1	0

Nykredit Realkredit A/S
1.000% due 10/01/2050		7,800	1,173
2.500% due 10/01/2047		127	20

Realkredit Danmark A/S
2.500% due 07/01/2047		94	15

Royal Bank of Scotland Group PLC
3.899% (US0003M + 1.550%) due 06/25/2024 ~		$300	300
4.519% due 06/25/2024 •		200	208

UBS AG
3.031% (US0003M + 0.580%) due 06/08/2020 •		1,000	1,006

UniCredit SpA
7.830% due 12/04/2023		1,700	1,943

			9,309

INDUSTRIALS 0.9%

BAT Capital Corp.
3.118% due 08/14/2020 •		300	301

Dominion Energy Gas Holdings LLC
3.010% (US0003M + 0.600%) due 06/15/2021 ~		200	201

eBay, Inc.
2.750% due 01/30/2023		300	302

Enbridge, Inc.
2.984% (US0003M + 0.400%) due 01/10/2020 ~		300	300

			1,104

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 2.1%

AT&T, Inc.
3.547% (US0003M + 0.950%) due 07/15/2021 ~	$300	$303
5.150% due 02/15/2050	300	331
5.300% due 08/15/2058	100	112

National Rural Utilities Cooperative Finance Corp.
2.694% (US0003M + 0.375%) due 06/30/2021 ~	100	100

NextEra Energy Capital Holdings, Inc.
2.835% (US0003M + 0.315%) due 09/03/2019 ~	570	570

Petrobras Global Finance BV
5.999% due 01/27/2028	490	521
6.125% due 01/17/2022	68	73
7.375% due 01/17/2027	500	575

Sempra Energy
2.860% (US0003M + 0.450%) due 03/15/2021 ~	100	100

		2,685

Total Corporate Bonds & Notes (Cost $12,684)		13,098

U.S. GOVERNMENT AGENCIES 32.7%

Fannie Mae
2.849% due 02/25/2037 •	29	29
3.682% due 10/01/2044 •	4	4

Fannie Mae UMBS
3.500% due 12/01/2045 - 01/01/2048	784	807

Fannie Mae UMBS, TBA
3.000% due 08/01/2049	300	302
3.500% due 08/01/2049 - 09/01/2049	29,300	29,938
4.000% due 08/01/2049	8,400	8,678

Freddie Mac
4.245% due 09/01/2036 •	36	38
4.536% due 07/01/2036 •	39	40

Ginnie Mae
2.783% due 02/20/2049 •	1,579	1,577
3.030% due 08/20/2068 •	603	592

Total U.S. Government Agencies (Cost $41,855)		42,005

U.S. TREASURY OBLIGATIONS 107.3%

U.S. Treasury Inflation Protected Securities (c)
0.125% due 01/15/2022 (g)(i)	497	494
0.125% due 04/15/2022 (e)	9,501	9,428
0.125% due 01/15/2023	5,072	5,045
0.125% due 07/15/2024 (e)	31	31
0.125% due 07/15/2026	2,601	2,584
0.250% due 01/15/2025 (e)	2,805	2,809

84	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.375% due 07/15/2025		$5,077	$5,135
0.375% due 01/15/2027 (e)		10,069	10,143
0.375% due 07/15/2027		4,335	4,377
0.500% due 01/15/2028 (e)		4,278	4,350
0.625% due 07/15/2021		340	342
0.625% due 01/15/2024		280	285
0.625% due 01/15/2026 (e)		18,904	19,365
0.625% due 02/15/2043 (i)		2,778	2,696
0.750% due 07/15/2028		2,148	2,239
0.750% due 02/15/2042		1,685	1,693
0.750% due 02/15/2045		3,635	3,601
0.875% due 01/15/2029		1,589	1,673
0.875% due 02/15/2047		1,053	1,075
1.000% due 02/15/2046		4,615	4,843
1.000% due 02/15/2048		1,125	1,185
1.000% due 02/15/2049		1,523	1,613
1.375% due 02/15/2044 (e)		8,343	9,481
1.750% due 01/15/2028 (e)		17,629	19,775
2.000% due 01/15/2026		1,948	2,168
2.125% due 02/15/2040		296	379
2.125% due 02/15/2041		2,567	3,309
2.375% due 01/15/2025		3,958	4,424
2.500% due 01/15/2029 (e)		8,044	9,682
3.375% due 04/15/2032		597	819
3.625% due 04/15/2028		2,069	2,658

Total U.S. Treasury Obligations (Cost $134,266)			137,701

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.1%

Banc of America Funding Trust
4.225% due 01/20/2047 ~		731	711

Citigroup Mortgage Loan Trust
2.630% due 06/25/2047 •		395	398

Countrywide Alternative Loan Trust
2.578% due 12/20/2046 ^•		1,035	937

Grifonas Finance PLC
0.050% due 08/28/2039 •	EUR	146	155

GSR Mortgage Loan Trust
4.500% due 09/25/2035 ~		$21	21

HarborView Mortgage Loan Trust
2.983% due 06/20/2035 •		474	473

IndyMac Mortgage Loan Trust
3.244% due 05/25/2034 •		1,040	1,020

MortgageIT Trust
3.409% due 12/25/2034 •		21	21

Residential Accredit Loans, Inc. Trust
2.584% due 06/25/2046 •		241	97

Swan Trust
2.505% due 04/25/2041 •	AUD	189	133

Total Non-Agency Mortgage-Backed Securities (Cost $3,646)			3,966

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 7.0%

Asset-Backed Funding Certificates Trust
3.004% due 10/25/2034 •		$22	$22

CIT Mortgage Loan Trust
3.780% due 10/25/2037 •		538	546

Citigroup Mortgage Loan Trust
2.484% due 01/25/2037 •		202	146
2.549% due 09/25/2036 •		607	591

Citigroup Mortgage Loan Trust, Inc.
2.864% due 10/25/2035 ^•		500	476

Countrywide Asset-Backed Certificates Trust
2.934% due 02/25/2036 •		500	501

Dryden Senior Loan Fund
3.497% due 10/15/2027 •		700	699

Evans Grove CLO Ltd.
3.441% due 05/28/2028 •		1,600	1,591

First Franklin Mortgage Loan Trust
3.229% due 01/25/2035 •		15	15

Home Equity Asset Trust
3.259% due 08/25/2034 •		81	81

LoanCore Issuer Ltd.
3.524% due 05/09/2036 •		500	502

Massachusetts Educational Financing Authority
3.530% due 04/25/2038 •		49	50

Morgan Stanley ABS Capital, Inc. Trust
3.064% due 01/25/2035 •		268	266

Mountain View CLO Ltd.
3.417% due 10/13/2027 •		200	199

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
2.914% due 05/25/2035 •		1,300	1,260

RAAC Trust
2.744% due 08/25/2036 •		79	80

Saxon Asset Securities Trust
2.709% due 05/25/2035 •		42	40

Structured Asset Securities Corp. Mortgage Loan Trust
3.404% due 08/25/2037 •		41	41

Venture CLO Ltd.
3.321% due 02/28/2026 •		1,586	1,581

Vericrest Opportunity Loan Transferee LLC
3.125% due 09/25/2047 Þ		296	298

Total Asset-Backed Securities (Cost $8,770)			8,985

SOVEREIGN ISSUES 22.2%

Argentina Government International Bond
40.244% (BADLARPP) due 10/04/2022 ~	ARS	100	3

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	85

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
52.006% (BADLARPP + 2.000%) due 04/03/2022 ~(a)	ARS	1,656	$34
63.705% (ARLLMONP) due 06/21/2020 ~(a)		27,269	627

Australia Government International Bond
1.250% due 02/21/2022 (c)	AUD	871	635
3.000% due 09/20/2025 (c)		1,914	1,605

Brazil Letras do Tesouro Nacional
0.000% due 01/01/2020 (b)	BRL	1,290	326

Canadian Government Real Return Bond
4.250% due 12/01/2026 (c)	CAD	929	928

France Government International Bond
1.850% due 07/25/2027 (c)	EUR	336	477
2.100% due 07/25/2023 (c)		342	444
2.250% due 07/25/2020 (c)		2,809	3,312

Japan Government International Bond
0.100% due 03/10/2028 (c)	JPY	201,986	1,957
0.100% due 03/10/2029 (c)		50,148	486

Mexico Government International Bond
7.750% due 05/29/2031	MXN	8,021	423

New Zealand Government International Bond
2.000% due 09/20/2025 (c)	NZD	433	318
2.500% due 09/20/2035 (c)		423	360
3.000% due 09/20/2030 (c)		1,288	1,091

Peru Government International Bond
5.940% due 02/12/2029	PEN	900	298

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
3.875% due 04/23/2023		$300	$315

United Kingdom Gilt
0.125% due 03/22/2026 (c)	GBP	223	338
0.125% due 08/10/2028 (c)		1,702	2,732
1.250% due 11/22/2027 (c)		3,919	6,732
1.875% due 11/22/2022 (c)		3,404	5,033

Total Sovereign Issues (Cost $29,115)			28,474

SHORT-TERM INSTRUMENTS 2.6%

REPURCHASE AGREEMENTS (d) 2.6%
			3,274

Total Short-Term Instruments (Cost $3,274)			3,274

Total Investments in Securities (Cost $233,610)			237,503

Total Investments 185.1% (Cost $233,610)			$237,503

Financial Derivative Instruments (f)(h) (0.4)% (Cost or Premiums, net $(124))			(536)

Other Assets and Liabilities, net (84.7)%			(108,683)

Net Assets 100.0%			$128,284

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Interest only security.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

86	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	2.550%	06/28/2019	07/01/2019	$2,800	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2026	$(2,863)	$2,800	$2,801
FICC	2.000	06/28/2019	07/01/2019	474	U.S. Treasury Notes 2.250% due 03/31/2021	(486)	474	474

Total Repurchase Agreements						$(3,349)	$3,274	$3,275

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	2.710%	06/20/2019	07/11/2019	$(4,442)	$(4,445)
BPG	2.560	05/16/2019	07/16/2019	(8,934)	(8,963)
	2.580	06/13/2019	07/25/2019	(7,950)	(7,960)
	2.590	04/15/2019	07/15/2019	(1,780)	(1,790)
	2.610	04/23/2019	07/23/2019	(19,175)	(19,272)
	2.610	04/23/2019	07/23/2019	(1,668)	(1,676)
	2.610	04/23/2019	07/23/2019	(9,642)	(9,690)
	2.610	04/25/2019	07/16/2019	(25,482)	(25,606)
TDM	2.550	04/03/2019	07/03/2019	(2,732)	(2,749)
	2.550	04/10/2019	07/10/2019	(1,122)	(1,129)
	2.640	06/04/2019	07/16/2019	(4,121)	(4,130)

Total Sale-Buyback Transactions					$(87,410)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$2,801	$0	$0	$2,801	$(2,863)	$(62)
FICC	474	0	0	474	(486)	(12)

Master Securities Forward Transaction Agreement
BCY	0	0	(4,445)	(4,445)	4,424	(21)
BPG	0	0	(74,957)	(74,957)	76,416	1,459
BPS	0	0	0	0	(1,700)	(1,700)
TDM	0	0	(8,008)	(8,008)	8,059	51

Total Borrowings and Other Financing Transactions	$3,275	$0	$(87,410)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	87

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(87,410)	$0	$0	$(87,410)

Total Borrowings	$0	$(87,410)	$0	$ 0	$(87,410)

Payable for sale-buyback financing transactions					$(87,410)

(e)	Securities with an aggregate market value of $88,919 have been pledged as collateral under the terms of the above master agreements as of June 30, 2019.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2019 was $(76,002) at a weighted average interest rate of 2.618%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $(110) of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CBOT U.S. Treasury 2-Year Note September 2019 Futures	$109.750	08/23/2019	9	$18	$0	$0
Put - CBOT U.S. Treasury 5-Year Note September 2019 Futures	108.250	08/23/2019	26	26	0	0
Call - CBOT U.S. Treasury 5-Year Note September 2019 Futures	128.250	08/23/2019	30	30	1	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	111.500	08/23/2019	3	3	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	112.000	08/23/2019	17	17	0	0
Put - CBOT U.S. Treasury 10-Year Note September 2019 Futures	114.000	08/23/2019	45	45	1	0
Call - CBOT U.S. Treasury 30-Year Bond September 2019 Futures	193.000	08/23/2019	13	13	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2019 Futures	195.000	08/23/2019	7	7	0	0
Call - CBOT U.S. Treasury 30-Year Bond September 2019 Futures	200.000	08/23/2019	1	1	0	0
Put - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	112.000	08/23/2019	3	3	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	225.000	08/23/2019	5	5	0	0
Call - CBOT U.S. Treasury Ultra Long-Term Bond September 2019 Futures	230.000	08/23/2019	11	11	0	0

Total Purchased Options					$2	$0

88	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Call - CBOT U.S. Treasury 10-Year Note August 2019 Futures	$129.000	07/26/2019	16	$16	$(4)	$(4)

Total Written Options					$(4)	$(4)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 153.000 on Euro-BTP 10-Year Bond September 2019 Futures(1)	08/2019	45	$1	$0	$0	$0
Call Options Strike @ EUR 178.000 on Euro-OAT France Government 10-Year Bond September 2019 Futures(1)	08/2019	106	1	0	0	0
Call Options Strike @ EUR 113.800 on Euro-Schatz Bond September 2019 Futures(1)	08/2019	413	2	0	2	(2)
Call Options Strike @ EUR 114.000 on Euro-Schatz Bond September 2019 Futures(1)	08/2019	239	1	0	2	(2)
Call Options Strike @ EUR 139.000 on Euro-Bobl September 2019 Futures(1)	08/2019	26	0	0	0	0
Call Options Strike @ EUR 139.250 on Euro-Bobl September 2019 Futures(1)	08/2019	13	0	0	0	0
Call Options Strike @ EUR 150.000 on Euro-BTP 10-Year Bond September 2019 Futures(1)	08/2019	3	0	0	0	0
Euro-Bobl September Futures	09/2019	5	764	4	1	0
Euro-Bund 10-Year Bond September Futures	09/2019	222	43,606	386	64	0
Put Options Strike @ EUR 129.500 on Euro-Bobl September 2019 Futures(1)	08/2019	40	0	0	0	0
Put Options Strike @ EUR 129.750 on Euro-Bobl September 2019 Futures(1)	08/2019	4	0	0	0	0
Put Options Strike @ EUR 154.000 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	133	2	0	0	0
Put Options Strike @ EUR 154.500 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	33	0	0	0	0
Put Options Strike @ EUR 155.000 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	11	0	0	0	0
Put Options Strike @ EUR 155.500 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	18	0	0	0	0
Put Options Strike @ EUR 156.000 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	14	0	0	0	0
Put Options Strike @ EUR 159.000 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	72	1	0	0	0
Put Options Strike @ EUR 160.500 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	12	0	0	0	0
Put Options Strike @ EUR 161.500 on Euro-Bund 10-Year Bond September 2019 Futures(1)	08/2019	34	0	0	0	0
U.S. Treasury 5-Year Note September Futures	09/2019	26	3,072	19	0	0
U.S. Treasury 10-Year Note September Futures	09/2019	65	8,318	57	2	0

				$466	$71	$(4)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	89

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Note September Futures	09/2019	10	$(807)	$(2)	$1	$0
Australia Government 10-Year Bond September Futures	09/2019	7	(706)	(9)	4	(1)
Call Options Strike @ EUR 169.500 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	19	(72)	(47)	0	(5)
Call Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	18	(58)	(36)	0	(4)
Call Options Strike @ EUR 134.500 on Euro-Bobl September 2019 Futures(1)	08/2019	44	(18)	(1)	0	(3)
Euro-BTP Italy Government Bond September Futures	09/2019	48	(7,330)	(275)	0	(35)
Euro-Buxl 30-Year Bond September Futures	09/2019	22	(5,076)	(134)	5	(5)
Euro-OAT France Government 10-Year Bond September Futures	09/2019	106	(19,872)	(405)	0	(29)
Euro-Schatz September Futures	09/2019	526	(67,159)	(31)	0	(22)
Japan Government 10-Year Bond September Futures	09/2019	1	(1,427)	0	0	(1)
Put Options Strike @ EUR 169.500 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	19	(2)	21	0	0
Put Options Strike @ EUR 170.000 on Euro-Bund 10-Year Bond August 2019 Futures(1)	07/2019	18	(2)	18	1	0
U.S. Treasury 2-Year Note September Futures	09/2019	9	(1,937)	(13)	0	0
U.S. Treasury 30-Year Bond September Futures	09/2019	21	(3,267)	(110)	3	0
U.S. Treasury Ultra Long-Term Bond September Futures	09/2019	16	(2,841)	(14)	3	0
United Kingdom Long Gilt September Futures	09/2019	15	(2,482)	(4)	5	0

				$(1,042)	$22	$(105)

Total Futures Contracts				$(576)	$93	$(109)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.173%	EUR	110	$2	$(1)	$1	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.244	$	100	(3)	4	1	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	0.809		100	(5)	6	1	0	0

							$(6)	$9	$3	$0	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.000%	Annual	12/15/2047	$	1,190	$2	$(6)	$(4)	$11	$0
Receive	1-Day USD-Federal Funds Rate Compounded-OIS	2.428	Annual	12/20/2047		1,100	3	(114)	(111)	10	0
Receive	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,200	4	(114)	(110)	1	0
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022	$	3,400	8	49	57	0	(2)
Pay	3-Month USD-LIBOR	2.250	Semi-Annual	12/20/2022		4,700	6	74	80	0	(3)
Pay	3-Month USD-LIBOR	2.678	Semi-Annual	10/25/2023		2,000	0	77	77	0	(2)

90	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.670%	Semi-Annual	11/19/2023		$2,000	$0	$78	$78	$0	$(2)
Pay	3-Month USD-LIBOR	2.681	Semi-Annual	12/12/2023		2,000	0	80	80	0	(2)
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/19/2023		3,000	(24)	120	96	0	(3)
Receive(6)	3-Month USD-LIBOR	1.843	Semi-Annual	02/24/2025		2,500	0	(12)	(12)	3	0
Pay(6)	3-Month USD-LIBOR	1.849	Semi-Annual	02/24/2025		2,500	0	12	12	0	(3)
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/21/2026		2,300	(10)	(39)	(49)	2	0
Receive(6)	3-Month USD-LIBOR	2.300	Semi-Annual	04/27/2026		5,900	(23)	(102)	(125)	5	0
Receive(6)	3-Month USD-LIBOR	1.850	Semi-Annual	07/27/2026		1,600	(3)	5	2	1	0
Receive(6)	3-Month USD-LIBOR	2.000	Semi-Annual	07/27/2026		11,500	194	(261)	(67)	10	0
Receive(6)	3-Month USD-LIBOR	2.400	Semi-Annual	12/07/2026		12,200	112	(383)	(271)	10	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		1,140	(32)	41	9	2	0
Receive(6)	3-Month USD-LIBOR	3.100	Semi-Annual	04/17/2028		6,980	(21)	(300)	(321)	5	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,100	116	(173)	(57)	4	0
Receive	3-Month USD-LIBOR	2.765	Semi-Annual	07/18/2028		3,300	38	(291)	(253)	5	0
Receive(6)	3-Month USD-LIBOR	3.134	Semi-Annual	09/13/2028		6,800	0	(307)	(307)	5	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	12/19/2048		1,060	63	(243)	(180)	7	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2029	GBP	2,630	(19)	(124)	(143)	3	0
Receive(6)	6-Month GBP-LIBOR	1.500	Semi-Annual	09/18/2049		940	15	(96)	(81)	4	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	172,740	(3)	(43)	(46)	0	(1)
Pay	CPTFEMU	1.535	Maturity	03/15/2028	EUR	600	0	34	34	0	(2)
Pay	CPTFEMU	1.620	Maturity	05/15/2028		620	0	41	41	0	(2)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		300	(1)	(30)	(31)	2	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		160	1	40	41	0	(1)
Pay	CPTFEMU	1.945	Maturity	11/15/2048		420	1	110	111	0	(1)
Receive	CPURNSA	2.168	Maturity	07/15/2020		$1,900	0	(10)	(10)	0	0
Receive	CPURNSA	2.027	Maturity	11/23/2020		1,400	0	(4)	(4)	0	(1)
Receive	CPURNSA	2.021	Maturity	11/25/2020		1,300	0	(3)	(3)	0	(1)
Receive	CPURNSA	1.875	Maturity	03/14/2021		300	0	(1)	(1)	0	0
Receive	CPURNSA	1.927	Maturity	03/18/2021		600	0	(2)	(2)	0	(1)
Receive	CPURNSA	1.550	Maturity	07/26/2021		900	30	(12)	18	0	0
Receive	CPURNSA	1.603	Maturity	09/12/2021		770	23	(11)	12	0	0
Receive	CPURNSA	2.210	Maturity	02/05/2023		3,240	0	(64)	(64)	0	(2)
Receive	CPURNSA	2.220	Maturity	04/13/2023		2,240	0	(52)	(52)	0	(1)
Receive	CPURNSA	2.263	Maturity	04/27/2023		720	0	(19)	(19)	0	0
Receive	CPURNSA	2.263	Maturity	05/09/2023		510	0	(13)	(13)	0	0
Receive	CPURNSA	2.281	Maturity	05/10/2023		770	0	(22)	(22)	0	(2)
Pay	CPURNSA	1.730	Maturity	07/26/2026		900	(48)	29	(19)	1	0
Pay	CPURNSA	1.762	Maturity	08/30/2026		1,100	(54)	37	(17)	1	0
Pay	CPURNSA	1.801	Maturity	09/12/2026		770	(36)	27	(9)	1	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		1,650	4	71	75	2	0
Pay	CPURNSA	2.370	Maturity	06/06/2028		2,200	0	110	110	3	0
Pay	CPURNSA	2.165	Maturity	04/16/2029		2,000	0	46	46	2	0
Pay	CPURNSA	1.954	Maturity	06/03/2029		1,000	0	3	3	1	0
Receive	FRCPXTOB	1.030	Maturity	04/15/2020	EUR	150	0	(1)	(1)	0	0
Receive	FRCPXTOB	1.160	Maturity	08/15/2020		40	0	0	0	0	0
Receive	FRCPXTOB	1.345	Maturity	06/15/2021		600	0	(9)	(9)	1	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		3,940	(1)	(36)	(37)	7	0
Pay	UKRPI	3.603	Maturity	11/15/2028	GBP	60	0	1	1	0	0
Pay	UKRPI	3.718	Maturity	12/15/2028		10	0	0	0	0	0
Pay	UKRPI	3.325	Maturity	08/15/2030		2,050	(5)	(44)	(49)	5	0
Pay	UKRPI	3.140	Maturity	04/15/2031		40	(4)	0	(4)	0	0
Pay	UKRPI	3.470	Maturity	09/15/2032		1,870	(2)	(31)	(33)	4	0
Pay	UKRPI	3.500	Maturity	09/15/2033		190	0	(3)	(3)	0	0
Pay	UKRPI	3.579	Maturity	10/15/2033		210	0	2	2	0	0
Pay	UKRPI	3.572	Maturity	05/15/2034		730	0	(12)	(12)	1	0
Pay	UKRPI	3.358	Maturity	04/15/2035		700	(24)	8	(16)	1	0
Pay	UKRPI	3.600	Maturity	06/15/2039		1,650	0	8	8	0	(1)

							$310	$(1,884)	$(1,574)	$120	$(33)

Total Swap Agreements							$304	$(1,875)	$(1,571)	$120	$(33)

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	91

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value		Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options		Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$93	$120	$213		$(4)	$(109)	$(33)	$(146)

(g)

Securities with an aggregate market value of $237 and cash of $2,229 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2019. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	Future styled option.
(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2019	$	2,344	AUD	3,357	$13	$0
	07/2019		937	CAD	1,232	4	0
	08/2019	AUD	3,357	$	2,347	0	(13)
	08/2019	CAD	1,232		937	0	(4)
	09/2019	KRW	210,834		183	0	0
	09/2019	SGD	454		332	0	(4)
	10/2019	DKK	10,541		1,618	0	0
	11/2019	TWD	8,716		278	0	(5)

92	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	07/2019	EUR	328	$	368	$0	$(5)
	07/2019	GBP	2,669		3,403	13	0
	07/2019	$	86	EUR	75	0	0
	07/2019		15,185	GBP	11,972	19	0
	07/2019		1,618	NZD	2,425	12	0
	08/2019	GBP	11,972	$	15,208	0	(20)
	08/2019	NZD	2,425		1,619	0	(12)
	08/2019	$	53	ARS	2,381	0	0
	08/2019		1,389	RUB	90,677	36	0
	09/2019	KRW	1,563,961	$	1,319	0	(39)
	10/2019	DKK	3,260		501	1	0
	10/2019	PEN	963		286	0	(5)
BRC	10/2019	MXN	3,230		165	0	(1)
CBK	07/2019	AUD	3,357		2,324	0	(33)
	07/2019	JPY	267,500		2,471	5	(16)
	07/2019	$	1,453	COP	4,910,724	73	0
	07/2019		1,926	DKK	12,595	0	(7)
	07/2019		6,859	EUR	6,035	4	0
	08/2019	EUR	6,035	$	6,876	0	(4)
	08/2019	$	395	BRL	1,520	0	0
	09/2019	COP	2,493,560	$	772	0	0
GLM	07/2019	BRL	246		64	0	0
	07/2019	COP	4,910,725		1,541	15	0
	07/2019	EUR	5,782		6,455	0	(120)
	07/2019	GBP	1,864		2,373	6	0
	07/2019	$	65	BRL	246	0	0
	08/2019	BRL	246	$	64	0	0
	10/2019	$	1,534	COP	4,910,724	0	(16)
HUS	07/2019	CAD	1,232	$	914	0	(27)
	09/2019	COP	2,411,250		750	4	0
	11/2019	TWD	27,910		892	0	(14)
JPM	07/2019	GBP	3,637		4,591	0	(29)
	07/2019	$	734	ZAR	10,689	24	0
	08/2019	MXN	5,222	$	263	0	(7)
	08/2019	$	1,127	BRL	4,325	0	(4)
	01/2020	BRL	1,290	$	335	5	0
MSB	07/2019	PLN	446		118	0	(1)
MYI	07/2019	DKK	12,150		1,846	0	(5)
	07/2019	GBP	995		1,258	0	(6)
	07/2019	NZD	2,425		1,583	0	(46)
SCX	07/2019	BRL	246		61	0	(3)
	07/2019	GBP	2,807		3,553	0	(12)
	07/2019	$	64	BRL	246	0	0
	09/2019		1,497	IDR	21,929,123	42	0
	11/2019	TWD	11,113	$	355	0	(5)
UAG	07/2019	$	2,485	JPY	267,500	0	(4)
	08/2019	JPY	267,500	$	2,491	4	0

Total Forward Foreign Currency Contracts						$280	$(467)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
FBF	Put - OTC CDX.IG-32 5-Year Index	Buy	1.950%	09/18/2019	3,800	$0	$0
GST	Put - OTC CDX.IG-32 5-Year Index	Buy	1.650	08/21/2019	3,900	1	0

						$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	93

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC EUR versus USD	$1.190	07/18/2019	1,700	$ 0	$1

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Fannie Mae UMBS, TBA 3.500% due 07/01/2049	$70.000	07/08/2019	16,400	$ 1	$0
	Put - OTC Fannie Mae UMBS, TBA 4.000% due 07/01/2049	71.000	07/08/2019	8,400	0	0

					$ 1	$0

Total Purchased Options					$ 2	$1

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-32 5-Year Index	Sell	0.850%	07/17/2019	800	$(1)	$0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	600	(1)	0
BPS	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	08/21/2019	700	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	1,000	(1)	(1)
BRC	Put - OTC iTraxx Europe 31 5-Year Index	Sell	0.950	09/18/2019	1,600	(3)	(1)
CBK	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	08/21/2019	600	(1)	0
CKL	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.050	09/18/2019	400	(1)	0
DUB	Put - OTC CDX.IG-32 5-Year Index	Sell	1.000	09/18/2019	600	(1)	0
FBF	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	700	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	1.050	09/18/2019	300	0	0
GST	Put - OTC CDX.IG-31 5-Year Index	Sell	2.400	09/18/2019	800	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	1,200	(1)	0
	Put - OTC CDX.IG-32 5-Year Index	Sell	0.950	09/18/2019	600	(1)	0
	Put - OTC iTraxx Europe 30 5-Year Index	Sell	2.400	09/18/2019	200	0	0
	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.000	09/18/2019	800	(1)	0
JPM	Put - OTC iTraxx Europe 31 5-Year Index	Sell	1.050	09/18/2019	300	(1)	0
MYC	Put - OTC CDX.IG-32 5-Year Index	Sell	0.900	08/21/2019	600	(1)	0

						$(17)	$(2)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(2)	Notional Amount(1)	Premiums (Received)	Market Value
CBK	Floor - OTC CPURNSA	216.687	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/2020	30,900	$(276)	$0
	Floor - OTC CPURNSA	217.965	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/2020	1,400	(18)	0
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	1,200	(55)	(2)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	6,500	(47)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	500	(3)	0
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	4,800	(54)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	2,100	(39)	(1)

						$(492)	$(3)

94	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(3)	0.000%	10-Year USD-ISDA - 2-Year USD-ISDA	01/02/2020	18,200	$(14)	$(2)

Total Written Options						$(523)	$(7)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(4)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2019(6)	Notional Amount(7)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
									Asset	Liability
BOA	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	1.002%	$500	$5	$(5)	$0	$0
BRC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002	1,350	12	(13)	0	(1)
GST	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002	550	5	(5)	0	0
HUS	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002	500	4	(4)	0	0
JPM	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	1.002	100	1	(1)	0	0

							$27	$(28)	$0	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(5)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(7)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(8)
								Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$219	$(7)	$9	$2	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	500	(22)	28	6	0
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	179	(6)	8	2	0

						$(35)	$45	$10	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	CPURNSA	1.560	Maturity	12/17/2020	$	1,700	$0	$27	$27	$0
BRC	Receive	1-Year ILS-TELBOR	0.374	Annual	06/20/2020	ILS	2,240	0	0	0	0
	Pay	1-Year ILS-TELBOR	1.950	Annual	06/20/2028		480	0	7	7	0
DUB	Pay	CPURNSA	2.000	Maturity	07/15/2022	$	5,000	103	(635)	0	(532)
GLM	Receive	1-Year ILS-TELBOR	0.290	Annual	02/16/2020	ILS	4,230	0	(1)	0	(1)
	Receive	1-Year ILS-TELBOR	0.370	Annual	06/20/2020		1,740	0	0	0	0
	Pay	1-Year ILS-TELBOR	1.971	Annual	02/16/2028		890	0	15	15	0
	Pay	1-Year ILS-TELBOR	1.998	Annual	06/20/2028		370	0	5	5	0
JPM	Receive	1-Year ILS-TELBOR	0.420	Annual	06/20/2020		2,150	0	(1)	0	(1)
	Pay	1-Year ILS-TELBOR	2.078	Annual	06/20/2028		460	0	8	8	0

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	95

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
MYC	Pay	CPURNSA	1.548	Maturity	12/21/2020	$4,000	$0	$65	$65	$0
	Pay	CPURNSA	1.800	Maturity	07/20/2026	600	0	(8)	0	(8)
	Pay	CPURNSA	1.805	Maturity	09/20/2026	300	0	(4)	0	(4)

							$103	$(522)	$127	$(546)

Total Swap Agreements							$95	$(505)	$137	$(547)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2019:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$17	$1	$27	$45	$(26)	$0	$0	$(26)	$19	$0	$19
BPS	81	0	0	81	(81)	(1)	0	(82)	(1)	0	(1)
BRC	0	0	7	7	(1)	(1)	(1)	(3)	4	0	4
CBK	82	0	0	82	(60)	0	0	(60)	22	0	22
DUB	0	0	8	8	0	0	(532)	(532)	(524)	367	(157)
GLM	21	0	20	41	(136)	(2)	(1)	(139)	(98)	0	(98)
HUS	4	0	0	4	(41)	0	0	(41)	(37)	0	(37)
JPM	29	0	8	37	(40)	(1)	(1)	(42)	(5)	0	(5)
MSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
MYC	0	0	67	67	0	(2)	(12)	(14)	53	0	53
MYI	0	0	0	0	(57)	0	0	(57)	(57)	0	(57)
SCX	42	0	0	42	(20)	0	0	(20)	22	0	22
UAG	4	0	0	4	(4)	0	0	(4)	0	0	0

Total Over the Counter	$280	$1	$137	$418	$(467)	$(7)	$(547)	$(1,021)

(i)

Securities with an aggregate market value of $407 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2019.

(1)	Notional Amount represents the number of contracts.
(2)	YOY options may have a series of expirations.
(3)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(4)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(6)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

96	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

(7)

The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(8)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$93	$93
Swap Agreements	0	0	0	0	120	120

	$0	$0	$0	$0	$213	$213

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$280	$0	$280
Purchased Options	0	0	0	1	0	1
Swap Agreements	0	10	0	0	127	137

	$0	$10	$0	$281	$127	$418

	$0	$10	$0	$281	$340	$631

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$4	$4
Futures	0	0	0	0	109	109
Swap Agreements	0	0	0	0	33	33

	$0	$0	$0	$0	$146	$146

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$467	$0	$467
Written Options	0	2	0	0	5	7
Swap Agreements	0	1	0	0	546	547

	$0	$3	$0	$467	$551	$1,021

	$0	$3	$0	$467	$697	$1,167

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	97

Schedule of Investments PIMCO Fixed Income SHares: Series R (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(6)	$(6)
Written Options	0	0	0	0	55	55
Futures	0	0	0	0	(1,182)	(1,182)
Swap Agreements	0	(23)	0	0	207	184

	$0	$(23)	$0	$0	$(926)	$(949)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,223	$0	$1,223
Purchased Options	0	(5)	0	(1)	747	741
Written Options	0	36	0	6	(593)	(551)
Swap Agreements	0	(6)	0	0	5	(1)

	$0	$25	$0	$1,228	$159	$1,412

	$0	$2	$0	$1,228	$(767)	$463

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$13	$13
Futures	0	0	0	0	14	14
Swap Agreements	0	(58)	0	0	(2,088)	(2,146)

	$0	$(58)	$0	$0	$(2,061)	$(2,119)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(973)	$0	$(973)
Purchased Options	0	1	0	0	0	1
Written Options	0	22	0	(6)	(3)	13
Swap Agreements	0	(21)	0	0	41	20

	$0	$2	$0	$(979)	$38	$(939)

	$0	$(56)	$0	$(979)	$(2,023)	$(3,058)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$9,309	$0	$9,309
Industrials	0	1,104	0	1,104
Utilities	0	2,685	0	2,685
U.S. Government Agencies	0	42,005	0	42,005
U.S. Treasury Obligations	0	137,701	0	137,701
Non-Agency Mortgage-Backed Securities	0	3,966	0	3,966
Asset-Backed Securities	0	8,985	0	8,985
Sovereign Issues	0	28,474	0	28,474
Short-Term Instruments
Repurchase Agreements	0	3,274	0	3,274
Total Investments	$0	$237,503	$0	$237,503

98	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$93	$120	$0	$213
Over the counter	0	418	0	418
	$93	$538	$0	$631

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(109)	(37)	0	(146)
Over the counter	0	(1,021)	0	(1,021)
	$(109)	$(1,058)	$0	$(1,167)
Total Financial Derivative Instruments	$(16)	$(520)	$0	$(536)
Totals	$(16)	$236,983	$0	$236,967

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	99

Schedule of Investments PIMCO Fixed Income SHares: Series TE

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.6%

MUNICIPAL BONDS & NOTES 99.8%

ARIZONA 1.6%

Industrial Development Authority of the City of Phoenix, Arizona Revenue Notes, Series 2018
5.000% due 07/01/2028	$250	$300

Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2012
5.000% due 12/01/2030	1,000	1,098

		1,398

CALIFORNIA 11.7%

Bay Area Toll Authority, California Revenue Bonds, Series 2013
5.000% due 04/01/2038	2,000	2,288

California County Tobacco Securitization Agency Revenue Bonds, Series 2002
5.750% due 06/01/2029	460	465

California Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 04/01/2042	1,000	1,162

California Health Facilities Financing Authority Revenue Bonds, Series 2013
5.000% due 07/01/2043	1,000	1,048

California Health Facilities Financing Authority Revenue Bonds, Series 2016
5.000% due 11/15/2046 (b)	3,000	3,515

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2018
5.000% due 06/01/2030	1,300	1,551

		10,029

COLORADO 2.8%

Colorado Health Facilities Authority Revenue Bonds, Series 2013
5.000% due 12/01/2033	2,125	2,372

CONNECTICUT 1.5%

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2029	110	135

Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2014
5.000% due 07/01/2026	1,000	1,148

		1,283

FLORIDA 2.4%

Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2037	1,300	1,421

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Miami-Dade County, Florida Water & Sewer System Revenue Bonds, Series 2013
5.000% due 10/01/2028	$555	$632

		2,053

GEORGIA 5.1%

Houston Healthcare System, Inc., Georgia Revenue Bonds, Series 2016
5.000% due 10/01/2031	4,000	4,393

ILLINOIS 13.9%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,190

Chicago, Illinois General Obligation Bonds, Series 2002
5.500% due 01/01/2037	1,000	1,100

Chicago, Illinois General Obligation Bonds, Series 2017
5.750% due 01/01/2034	1,500	1,736

Chicago, Illinois General Obligation Notes, Series 2016
5.000% due 01/01/2024	1,000	1,091

Illinois Finance Authority Revenue Bonds, Series 2017
5.000% due 12/01/2037 ^(a)	1,000	300

Illinois State General Obligation Bonds, Series 2018
5.000% due 05/01/2036	1,000	1,120

Illinois State General Obligation Notes, Series 2017
5.000% due 11/01/2025	2,000	2,275

Illinois State Revenue Bonds, Series 2013
5.000% due 06/15/2025	1,000	1,093

Illinois State Revenue Bonds, Series 2016
3.000% due 06/15/2031	1,000	947
3.000% due 06/15/2034	1,180	1,080

		11,932

INDIANA 0.6%

Rockport, Indiana Revenue Bonds, Series 2009
3.050% due 06/01/2025	500	522

KANSAS 2.5%

Kansas Development Finance Authority Revenue Bonds, Series 2012
5.000% due 11/15/2034	2,000	2,172

MASSACHUSETTS 4.6%

Commonwealth of Massachusetts General Obligation Bonds, Series 2018
4.000% due 05/01/2041	500	550

100	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 01/01/2047	$1,000	$1,135

Massachusetts State College Building Authority Revenue Bonds, Series 2014
5.000% due 05/01/2028	2,000	2,251

		3,936

MICHIGAN 3.8%

Michigan Finance Authority Revenue Notes, Series 2014
4.000% due 10/01/2024	2,000	2,147

Michigan Finance Authority Revenue Notes, Series 2016
5.000% due 04/01/2024	1,000	1,146

		3,293

MISSOURI 1.0%

Health & Educational Facilities Authority of the State of Missouri Revenue Bonds, Series 2019
4.000% due 02/15/2038	800	880

NEVADA 1.6%

Reno, Nevada Revenue Bonds, (AGM Insured), Series 2018
4.125% due 06/01/2058	1,250	1,328

NEW JERSEY 10.0%

Atlantic City, New Jersey General Obligation Bonds, (BAM Insured), Series 2017
5.000% due 03/01/2042	1,250	1,447

Atlantic City, New Jersey General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2026	250	299

New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2022	1,500	1,634

New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2013
5.250% due 07/01/2035	1,000	1,125

Tobacco Settlement Financing Corp., New Jersey Revenue Bonds, Series 2018
5.000% due 06/01/2029	500	607
5.000% due 06/01/2033	1,000	1,188
5.000% due 06/01/2046	2,000	2,234

		8,534

NEW MEXICO 0.7%

Albuquerque Municipal School District No.12, New Mexico General Obligation Bonds, Series 2017
5.000% due 08/01/2027	500	615

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 11.2%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2028	$1,340	$1,503

New York City, New York Housing Development Corp. Revenue Bonds, Series 2013
5.250% due 07/01/2031	1,500	1,678

New York State Energy Research & Development Authority Revenue Bonds, Series 1994
3.500% due 10/01/2029	1,000	1,135

Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	2,000	2,310

TSASC, Inc., New York Revenue Bonds, Series 2017
5.000% due 06/01/2033	1,000	1,157

TSASC, Inc., New York Revenue Notes, Series 2017
5.000% due 06/01/2027	1,500	1,790

		9,573

NORTH CAROLINA 1.3%

North Carolina Turnpike Authority Revenue Bonds, Series 2011
5.000% due 07/01/2024	1,000	1,071

PENNSYLVANIA 4.1%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2018
5.000% due 06/01/2031	1,000	1,210

Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	1,000	1,108

Geisinger Authority, Pennsylvania Revenue Bonds, Series 2017
5.000% due 02/15/2045 (b)	1,000	1,158

		3,476

PUERTO RICO 1.2%

Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
2.257% (US0003M + 0.520%) due 07/01/2029 ~	1,010	1,000

RHODE ISLAND 1.0%

Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2040	800	873

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	101

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH CAROLINA 1.3%

South Carolina Public Service Authority Revenue Bonds, Series 2014
5.000% due 12/01/2049	$1,000	$1,106

TENNESSEE 0.3%

Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.250% due 09/01/2024	200	230

TEXAS 13.7%

Irving Hospital Authority, Texas Revenue Bonds, Series 2017
3.000% (MUNIPSA + 1.100%) due 10/15/2044 ~	1,000	1,010

New Hope Cultural Education Facilities Corp., Texas Revenue Bonds, Series 2016
4.000% due 07/01/2036	1,000	1,062

New Hope Cultural Education Facilities Finance Corp., Texas Revenue Bonds, Series 2017
5.000% due 01/01/2030	630	693

North Texas Tollway Authority Revenue Bonds, Series 2018
5.000% due 01/01/2048	1,000	1,172

SA Energy Acquisition Public Facility Corp., Texas Revenue Bonds, Series 2007
5.500% due 08/01/2025	1,000	1,187

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2006
5.250% due 12/15/2023	1,000	1,142

Texas Municipal Gas Acquisition & Supply Corp. Revenue Bonds, Series 2008
6.250% due 12/15/2026	4,650	5,436

		11,702

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 0.6%

Seattle, Washington Municipal Light and Power Revenue Bonds, Series 2018
4.000% due 01/01/2040 (b)	$500	$549

WISCONSIN 1.3%

WPPI Energy, Wisconsin Revenue Bonds, Series 2013
5.000% due 07/01/2025	1,000	1,141

Total Municipal Bonds & Notes (Cost $80,402)		85,461

SHORT-TERM INSTRUMENTS 0.8%

REPURCHASE AGREEMENTS (c) 0.8%
		653

Total Short-Term Instruments (Cost $653)		653

Total Investments in Securities (Cost $81,055)		86,114

	SHARES
INVESTMENTS IN AFFILIATES 2.6%

SHORT-TERM INSTRUMENTS 2.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.6%

PIMCO Short-Term Floating NAV Portfolio III	232,173	2,297

Total Short-Term Instruments (Cost $2,296)		2,297

Total Investments in Affiliates (Cost $2,296)		2,297

Total Investments 103.2% (Cost $83,351)		$88,411

Other Assets and Liabilities, net (3.2)%		(2,783)

Net Assets 100.0%		$85,628

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Security is not accruing income as of the date of this report.
(b)

Represents an underlying municipal bond transferred to a tender option bond trust established in a tender option bond transaction in which the Portfolio sold, or caused the sale of, the underlying municipal bond and purchased the residual interest certificate. The security serves as collateral in a financing transaction. See Note 5, Tender Option Bond Transactions, in the Notes to Financial Statements for more information.

102	PIMCO MANAGED ACCOUNTS TRUST	See Accompanying Notes

(Unaudited)

June 30, 2019

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	2.000%	06/28/2019	07/01/2019	$653	U.S. Treasury Notes 2.250% due 03/31/2021	$(669)	$653	$653

Total Repurchase Agreements						$(669)	$653	$653

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2019:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$653	$0	$0	$653	$(669)	$(16)

Total Borrowings and Other Financing Transactions	$653	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

The following is a summary of the fair valuation of the Portfolio’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Portfolio.

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2019:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(289)	$(289)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$222	$222

See Accompanying Notes	SEMIANNUAL REPORT	JUNE 30, 2019	103

Schedule of Investments PIMCO Fixed Income SHares: Series TE (Cont.)

(Unaudited)

June 30, 2019

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2019 in valuing the Portfolio’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2019
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$1,398	$0	$1,398
California	0	10,029	0	10,029
Colorado	0	2,372	0	2,372
Connecticut	0	1,283	0	1,283
Florida	0	2,053	0	2,053
Georgia	0	4,393	0	4,393
Illinois	0	11,932	0	11,932
Indiana	0	522	0	522
Kansas	0	2,172	0	2,172
Massachusetts	0	3,936	0	3,936
Michigan	0	3,293	0	3,293
Missouri	0	880	0	880
Nevada	0	1,328	0	1,328
New Jersey	0	8,534	0	8,534
New Mexico	0	615	0	615
New York	0	9,573	0	9,573
North Carolina	0	1,071	0	1,071
Pennsylvania	0	3,476	0	3,476
Puerto Rico	0	1,000	0	1,000
Rhode Island	0	873	0	873
South Carolina	0	1,106	0	1,106
Tennessee	0	230	0	230
Texas	0	11,702	0	11,702
Washington	0	549	0	549
Wisconsin	0	1,141	0	1,141
Short-Term Instruments
Repurchase Agreements	0	653	0	653
	$0	$86,114	$0	$86,114

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$2,297	$0	$0	$2,297
Total Investments	$2,297	$86,114	$0	$88,411

There were no significant transfers into or out of Level 3 during the period ended June 30, 2019.

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Notes to Financial Statements

(Unaudited)

June 30, 2019

1. ORGANIZATION

PIMCO Managed Accounts Trust (the “Trust”), was organized as a Massachusetts business trust on November 3, 1999. The Trust is comprised of Fixed Income SHares (“FISH”): Series C, Series LD, Series M, Series R and Series TE (each a “Portfolio” or “Series” and collectively the “Portfolios” or “Series”). Each Portfolio has authorized an unlimited number of shares of beneficial interest with $0.001 par value. Pacific Investment Management Company LLC (“PIMCO” or the “Adviser”) serves as the Portfolios’ investment adviser and administrator.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Portfolio in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Portfolio is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Portfolios is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Portfolio is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Portfolios do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Portfolios may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  Each Portfolio distributes substantially all of its net investment income to shareholders in the form of dividends. Dividends are declared daily and distributed monthly, generally on the last business day of the month. Net realized capital gains earned by each Portfolio, if any, will be distributed no less frequently than once each year. A Portfolio may engage in investment strategies, including the use of derivatives, to, among other things, seek to generate current, distributable income without regard to possible declines in the Portfolio’s net asset value (“NAV”). A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current, distributable income, even if such strategies could potentially result in declines in a Portfolio’s NAV. A Portfolio’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Portfolio has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non U.S. equity markets or the Portfolio’s debt investments, or arising from its use of derivatives. A Portfolio’s transactions in derivatives, short sales, or similar transactions could affect the amount, timing and character of distributions from the Portfolio, and could increase the amount or accelerate the timing for payment of taxes payable by shareholders.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Portfolio’s annual financial statements presented under U.S. GAAP.

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If a Portfolio estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Portfolio will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Portfolio estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Portfolio’s daily internal accounting records and practices, a Portfolio’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Portfolio’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Portfolio may not issue a Section 19 Notice in situations where the Portfolio’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Portfolio’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2018, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2018-13, which modifies certain disclosure requirements for fair value measurements in Accounting Standards Codification (“ASC”) 820. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods within those annual periods. At this time, management has elected to early adopt the amendments that allow for removal of certain disclosure requirements. Management plans to adopt the amendments that require additional fair value measurement disclosures for annual periods beginning after December 15, 2019, and interim periods within those annual periods. Management is currently evaluating the impact of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Portfolio’s shares is based on the Portfolio’s NAV. The NAV of a Portfolio’s, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to that Portfolio or class less any liabilities by the total number of shares outstanding of that Portfolio or class.

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Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Portfolio shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Portfolios or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Portfolio reserves the right to change the time as of which its respective NAV is calculated if the Portfolio closes earlier, or as permitted by the U.S. Securities and Exchange Commission (“SEC”).

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Portfolios’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Portfolios will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Portfolio’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Portfolio may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Portfolio may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Portfolio may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) relating to the non-U.S security being fair valued between the earlier

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close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Portfolio is not open for business, which may result in a Portfolio’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Portfolio is not open for business. As a result, to the extent that a Portfolio holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Portfolio’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Portfolio’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Portfolio’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Portfolio uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the

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Notes to Financial Statements (Cont.)

primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Portfolio’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Portfolio could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Portfolio may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Portfolio.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Portfolio’s assets and liabilities. Additionally, U.S. GAAP requires

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quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Portfolio.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Investments valued (denominated) in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates (currency spot and forward rates) obtained from Pricing Services. As a result, the NAV of a Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the

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Notes to Financial Statements (Cont.)

trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

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If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Portfolio may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Portfolios. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Portfolios’ transactions in and earnings from these affiliated issuers for the period ended June 30, 2019 (amounts in thousands†):

Investments in PIMCO Short-Term Floating NAV Portfolio III

Portfolio Name	Market Value 12/31/2018	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 06/30/2019	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

Fixed Income SHares: Series C	$16,339	$33,018	$(39,300)	$1	$0	$10,058	$19	$0

Fixed Income SHares: Series LD	5,317	13,053	(18,017)	0	1	354	2	0

Fixed Income SHares: Series M	23,504	41,228	(38,300)	0	0	26,432	28	0

Fixed Income SHares: Series TE	1,380	6,716	(5,801)	1	1	2,297	16	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Portfolios may utilize the investments and strategies described below to the extent permitted by each Portfolio’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Portfolio will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Portfolio has sold a security on a delayed-delivery basis, the Portfolio does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted to the rate of inflation. In general, the value of an inflation-indexed security tends to decrease when real interest rates increase and can increase when real interest rates decrease. Thus generally, during periods of rising inflation, the value of inflation-indexed securities will tend to increase and during periods of deflation, their value will tend to decrease. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Portfolio may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Portfolio may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Portfolio purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

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Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Portfolios may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans.

Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Portfolio may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Portfolio may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Portfolio may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Portfolio to do so. Alternatively, a Portfolio may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Portfolio may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Portfolios may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Portfolios may acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Portfolio to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Portfolio to provide funding to a borrower upon demand in exchange for a fee, the Portfolio will segregate or earmark liquid assets with the Portfolio’s custodian in amounts sufficient to satisfy any such future obligations. A Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Portfolio may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

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Notes to Financial Statements (Cont.)

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Portfolio’s higher yielding securities will be pre-paid with the Portfolio being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans. The Portfolios may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Portfolio invests. CDOs carry additional

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risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) the risk that a Portfolio may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Portfolio may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Portfolio may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” above).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  (“PIKs”) may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated

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risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Roll-timing strategies can be used where a Portfolio seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Portfolios to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Portfolios’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Portfolios and impose added operational complexity.

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolios may enter into the borrowings and other financing transactions described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on a Portfolio’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Portfolio. The location of these instruments in each Portfolio’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions; please see Note 7, Principal Risks.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Portfolio purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Portfolio to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. The underlying securities for all repurchase agreements are held by a Portfolio’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Portfolio may pay a fee for the receipt of collateral, which may result in interest expense to the Portfolio.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Portfolio delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Portfolio or counterparty at any time. A Portfolio is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Portfolio to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce a Portfolio’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or

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Notes to Financial Statements (Cont.)

substantially the same security at an agreed-upon price and date. A Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Portfolio are reflected as a liability on the Statements of Assets and Liabilities. A Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Portfolio to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. A Portfolio will segregate assets determined to be liquid by PIMCO or will otherwise cover its obligations under sale-buyback transactions. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

(d) Short Sales  Short sales are transactions in which a Portfolio sells a security that it may not own. A Portfolio may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Portfolio, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Portfolio engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Portfolio will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Portfolio to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Portfolio. A short sale is “against the box” if a Portfolio holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Portfolio will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Portfolio’s loss on a short sale could theoretically be unlimited in cases where a Portfolio is unable, for whatever reason, to close out its short position.

(e) Tender Option Bond Transactions  In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuances to purchase a fixed rate municipal bond (“Fixed Rate Bond”) that is either owned or identified by a Portfolio. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to a Portfolio that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Portfolio bear an inverse relationship to the interest rate on the TOB

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Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Portfolio, a Portfolio may then invest the cash received in additional securities, generating leverage for a Portfolio. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Portfolio has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the Portfolios ratably in proportion to their participation in the TOB Trust.

The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.

A TOB Residual held by a Portfolio provides the Portfolio with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.

The TOB Trust may also be collapsed without the consent of a Portfolio, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the Fixed Rate Bond, a substantial downgrade in credit quality of the Fixed Rate Bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to Federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Portfolios). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates.

Each Portfolio’s transfer of Fixed Rate Bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Floaters, less certain transaction expenses, is paid to a Portfolio. A Portfolio typically invests the cash received in

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Notes to Financial Statements (Cont.)

additional municipal bonds. The Portfolios account for the transactions described above as secured borrowings by including the Fixed Rate Bonds in their Schedules of Investments, and account for the TOB Floater as a liability under the caption “Payable for tender option bond floating rate certificates” in the Portfolios’ Statements of Assets and Liabilities. Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by each Portfolio on an accrual basis and is shown as interest on the Statements of Operations. Interest expense incurred on the secured borrowing is shown as interest expense on the Statements of Operations.

The Portfolios may also purchase TOB Residuals in a secondary market transaction without transferring a fixed rate municipal bond into a TOB Trust. Such transactions are not accounted for as secured borrowings but rather as a security purchase with the TOB Residual being included in the Schedule of Investments.

In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act. Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs. The Volcker Rule precludes banking entities from (i) sponsoring or acquiring interests in the trusts used to hold a municipal bond in the creation of TOB Trusts; and (ii) continuing to service or maintain relationships with existing programs involving TOB Trusts to the same extent and in the same capacity as existing programs. The Risk Retention Rules require the sponsor to a TOB Trust (e.g., a Portfolio) to retain at least five percent of the credit risk of the underlying assets supporting to the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Portfolio’s ability to engage in tender option bond trust transactions or increase the costs of such transactions in certain circumstances.

In response to these rules, industry participants explored various structuring alternatives for TOB Trusts established after December 31, 2013 and TOB Trusts established prior to December 31, 2013 (“Legacy TOB Trusts”) and agreed on a new tender option bond structure in which the Portfolios hire service providers to assist with establishing, structuring and sponsoring a TOB Trust. Service providers to a TOB Trust, such as administrators, liquidity providers, trustees and remarketing agents act at the direction of, and as agent of, the Portfolios as the TOB residual holders.

The Portfolios have restructured their Legacy TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an interest rate agreed upon with the liquidity provider.

For the period ended June 30, 2019, the Portfolios’ average leverage outstanding from the use of TOB transactions and the daily weighted average interest rate, including fees, were as follows:

Portfolio Name	Average Leverage Outstanding (000s)	Weighted Average Interest Rate*
Fixed Income SHares: Series TE	$3,375	2.18%

*	Annualized

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The Portfolios may enter into the financial derivative instruments described below to the extent permitted by each Portfolio’s respective investment policies.

The following disclosures contain information on how and why the Portfolios use financial derivative instruments, and how financial derivative instruments affect the Portfolios’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Portfolios.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Portfolio’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Portfolio as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Portfolio could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Portfolio may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Portfolio and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Portfolio is

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Notes to Financial Statements (Cont.)

required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Portfolio pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease a Portfolio’s exposure to the underlying instrument. When a Portfolio writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Portfolio may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Portfolio’s exposure to the underlying instrument. Purchasing put options tends to decrease a Portfolio’s exposure to the underlying instrument. A Portfolio pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

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Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Portfolio and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Portfolio may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums

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Notes to Financial Statements (Cont.)

paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Portfolio are included as part of realized gain (loss) on the Statements of Operations.

For purposes of a Portfolio’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act (if any), the Portfolio will account for derivative instruments at market value. For purposes of applying a Portfolio’s other investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Portfolio at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value) or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). See Note 6 — Asset Segregation below. In the case of a credit default swap, in applying certain of a Portfolio’s investment policies and restrictions, the Portfolios will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Portfolio’s other investment policies and restrictions. For example, a Portfolio may value credit default swaps at full exposure value for purposes of a Portfolio’s credit quality guidelines (if any) because such value in general better reflects a Portfolio’s actual economic exposure during the term of the credit default swap agreement. As a result, a Portfolio may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Portfolio’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Portfolio is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Portfolio for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Portfolio and the counterparty and by the posting of collateral to a Portfolio to cover a Portfolio’s exposure to the counterparty.

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To the extent a Portfolio has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Portfolio will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

If a Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down,

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Notes to Financial Statements (Cont.)

principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Portfolio is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Portfolio’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Portfolios hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a

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Portfolio may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Portfolio with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Portfolio. In such event, a Portfolio will cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by a Portfolio. With respect to forwards, futures contracts, options and swaps that are required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Portfolio is permitted to segregate or earmark liquid assets equal to the Portfolio’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value (i.e., the market value of the reference asset underlying the forward or derivative). By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Portfolio will have the ability to utilize such instruments to a greater extent than if a Portfolio were to segregate or earmark liquid assets equal to the full notional value of the instrument.

7. PRINCIPAL RISKS

The principal risks of investing in a Portfolio, which could adversely affect its net asset value, yield and total return, are listed below.

	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE
Risks
Interest Rate	X	X	X	X	X
Credit	X	X	X	X	X
Market	X	X	X	X	X
Foreign (Non-U.S.) Investment	X	X	X	X	—
Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	—
Emerging Markets	X	X	X	X	—
Focused Investment	X	X	X	X	X
Derivatives	X	X	X	X	X

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Notes to Financial Statements (Cont.)

	FISH: Series C	FISH: Series LD	FISH: Series M	FISH: Series R	FISH: Series TE
Liquidity	X	X	X	X	X
Management	X	X	X	X	X
High Yield	X	X	X	X	—
Currency	X	X	X	X	—
Leveraging	X	X	X	X	—
Issuer	X	X	X	X	X
Turnover	X	X	X	X	X
Municipal Securities	X	X	X	X	X
Municipal Project-Specific	—	—	—	—	X
Municipal Bond Market	—	—	—	—	X
California State-Specific	—	—	—	—	X
New York State-Specific	—	—	—	—	X
Sovereign Debt	—	—	—	X	—

Please see “Description of Principal Risks” in a Portfolio’s prospectus for a more detailed description of the risks of investing in a Portfolio.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a portfolio with a longer average portfolio duration will be more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Credit Risk  is the risk that the Portfolio could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations.

Market Risk  is the risk that the value of securities owned by the Portfolio may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Portfolio experiencing more rapid and extreme changes in value than a portfolio that invests exclusively in securities of U.S. companies due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage related and other asset- backed securities, including interest rate risk, extension risk, prepayment risk, and credit risk.

Emerging Markets Risk  is the risk of investing in securities of issuers economically tied to countries with developing economies, which may subject the Portfolio to market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.

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Focused Investment Risk  is the risk that, to the extent that the Portfolio focuses its investments in a particular sector, it may be susceptible to loss due to adverse developments affecting that sector. Furthermore, the Portfolio may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to market developments, which will subject the Portfolio to greater risk. The Portfolio also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular issuer, market, asset class, country or geographic region.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit, management and valuation risks, as well as the risks of valuation complexity. The Portfolio’s use of derivatives may result in losses to the Portfolio, a reduction in the Portfolio’s returns and/or increased volatility. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Portfolio could lose more than the initial amount invested. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on exchanges or through a central counterparty, credit risk resides with the creditworthiness of the Portfolio’s clearing broker or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Portfolio’s ability to invest in derivatives, limit the Portfolio’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Portfolio’s performance.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and the Portfolio may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager(s) in connection with managing the Portfolio and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Portfolio will be achieved.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

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Notes to Financial Statements (Cont.)

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar or other foreign (non-U.S.) currencies and adversely affect the Portfolio’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Portfolio, such as reverse repurchase agreements, loans of portfolio securities, the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Portfolio to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and/or reduced demand for the issuer’s goods or services.

Turnover Risk  is the risk that high levels of portfolio turnover may increase transaction costs and taxes and may lower investment performance.

Municipal Securities Risk  is the risk that investing in municipal securities subjects the Portfolio to certain risks, including variations in the quality of municipal securities, both within a particular classification and between classifications. The rates of return on municipal securities can depend on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue.

Municipal Project-Specific Risk  is the risk that the Portfolio may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Market Risk  is the risk that the Portfolio may be adversely affected due to factors such as limited amount of public information available regarding the municipal bonds held in the Portfolio as compared to that for corporate equities or bonds, legislative changes and local and business developments, general conditions of the municipal bond market, the size of the particular offering, the rating of the issue and the maturity of the obligation.

California State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in California municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of California issuers to pay interest or repay principal.

New York State-Specific Risk  is the risk that the Portfolio, to the extent it concentrates its investments in New York municipal bonds, may be affected significantly by economic, regulatory or political developments affecting the ability of New York issuers to pay interest or repay principal.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from the issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

132	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

June 30, 2019

8. MASTER NETTING ARRANGEMENTS

A Portfolio may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Portfolio to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Portfolio’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Portfolio and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Portfolio and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Portfolio assets in the segregated account. Portability of exposure reduces risk to the Portfolios. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Portfolio with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  The Trust entered into an Investment Advisory Contract with the Adviser (the “Advisory Contract”) pursuant to which the Adviser serves as the investment adviser to each Portfolio. The Adviser does not receive investment advisory or other fees from the Portfolios or the Trust (although PIMCO may receive compensation under the Advisory Contract with respect to future series of the Trust). The financial statements reflect the fact that no investment management fees or expenses are incurred by the Portfolios.

Each Portfolio is an integral part of one or more “wrap-fee” programs, including those sponsored by investment advisers and/or broker-dealers unaffiliated with the Portfolios or PIMCO. Participants in these programs pay a “wrap” fee to the sponsor of the program. PIMCO may receive fees or other benefits from or through its relationships with the sponsors of such wrap-fee programs for which the Portfolios are an investment option.

(b) Supervisory and Administration Fee  Pursuant to the Supervision and Administration Agreement with PIMCO (the “Administration Agreement”), PIMCO also serves as administrator to the Portfolios (in this capacity, PIMCO is referred to as the “Administrator”). Under the Administration Agreement, the Administrator, at its expense, is required to procure most supervisory and administrative services required by the Portfolios including, but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated

134	PIMCO MANAGED ACCOUNTS TRUST

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June 30, 2019

with insurance, proxy solicitations and mailings for shareholder meetings, tax services, valuation services and other services required for the Portfolios’ daily operations. Under the Administration Agreement, the Administrator has agreed to provide or procure these services, and to bear the expenses associated with these services at no charge to the Portfolios. In addition, PIMCO has entered into an expense limitation agreement with the Trust pursuant to which it has agreed to pay or reimburse certain other expenses of the Portfolios, as discussed in more detail below. The Administrator does not receive any administration or other fees from the Portfolios or the Trust for serving as administrator to the Portfolios (although the Administrator may receive compensation under the Administration Agreement with respect to future series of the Trust). The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(c) Distribution Contract  The Trust has entered into a distribution contract with PIMCO Investments LLC (the “Distributor”), a wholly-owned subsidiary of PIMCO, pursuant to which the Distributor serves as the distributor and principal underwriter of the Portfolios’ shares (the “Distribution Contract”). The Distributor does not receive any distribution or other fees from the Portfolios or the Trust for serving as the distributor and principal underwriter of the Portfolios’ shares (although the Distributor may receive compensation under the Distribution Contract with respect to future series of the Trust).

(d) Expense Limitation Agreement  The Adviser has contractually agreed pursuant to an expense limitation agreement (the “Expense Limitation Agreement”) to bear the expenses of or make payments to each Portfolio to the extent that, for any calendar month, “Specified Expenses”, as defined in the Expense Limitation Agreement of such Portfolio would exceed 0.00%. “Specified Expenses” of a Portfolio means all expenses incurred by the Portfolio, including organizational and offering expenses and expenses associated with obtaining or maintaining a Legal Entity Identifier, but excluding any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, including, without limitation, through reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities, fees and expenses of any underlying Portfolios or other pooled vehicles in which the Portfolio invests, taxes, governmental fees, dividends and interest on short positions, and extraordinary expenses, including extraordinary legal expenses. This Expense Limitation Agreement shall continue in effect, unless sooner terminated by the Trust’s Board of Trustees, for so long as the Adviser serves as the investment adviser to the applicable Portfolio pursuant to the Advisory Contract.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Portfolios are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolios from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each

SEMIANNUAL REPORT	JUNE 30, 2019	135

Notes to Financial Statements (Cont.)

transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended June 30, 2019, were as follows (amounts in thousands†):

Portfolio Name	Purchase	Sales
Fixed Income SHares: Series C	$5,244	$0
Fixed Income SHares: Series LD	1,822	17,658
Fixed Income SHares: Series M	5,320	0
Fixed Income SHares: Series R	0	2,855

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Portfolio has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Portfolio is known as “portfolio turnover.” Each Portfolio may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Portfolio. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Portfolio’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2019, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Portfolio Name	Purchases	Sales	Purchases	Sales
Fixed Income SHares: Series C	$5,055,182	$4,882,678	$126,008	$90,934
Fixed Income SHares: Series LD	8,754	79,946	40,744	34,543
Fixed Income SHares: Series M	5,644,384	5,558,682	114,663	77,795
Fixed Income SHares: Series R	322,651	319,822	23,460	9,160
Fixed Income SHares: Series TE	0	0	11,769	12,585

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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(Unaudited)

June 30, 2019

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.001 par value.

14. REGULATORY AND LITIGATION MATTERS

The Portfolios are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Portfolio intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Portfolio may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Portfolios’ tax positions for all open tax years. As of June 30, 2019, the Portfolios have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Portfolios file U.S. federal, state, and local tax returns as required. The Portfolios’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a Portfolio is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended December 31, 2018, the Portfolios had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
Fixed Income SHares: Series C	$196,212	$8,322
Fixed Income SHares: Series LD	612	1,759
Fixed Income SHares: Series M	20,484	8,241
Fixed Income SHares: Series R	4,573	34,839
Fixed Income SHares: Series TE	491	1,015

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

(Unaudited)

June 30, 2019

As of June 30, 2019, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)
Fixed Income SHares: Series C	$2,079,383	$51,109	$(32,685)	$18,424
Fixed Income SHares: Series LD	149,196	5,723	(7,152)	(1,429)
Fixed Income SHares: Series M	1,911,010	80,908	(26,599)	54,309
Fixed Income SHares: Series R	234,751	6,285	(6,287)	(2)
Fixed Income SHares: Series TE	83,351	5,813	(753)	5,060

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for Federal income tax purposes.

138	PIMCO MANAGED ACCOUNTS TRUST

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY	Barclays Capital, Inc.	GLM	Goldman Sachs Bank USA
BOA	Bank of America N.A.	GRE	RBS Securities, Inc.
BOM	Bank of Montreal	GST	Goldman Sachs International
BOS	Merrill Lynch, Pierce, Fenner & Smith, Inc.	HUS	HSBC Bank USA N.A.
BPG	BNP Paribas Securities Corp.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	JPS	JP Morgan Securities, Inc.
BRC	Barclays Bank PLC	MSB	Morgan Stanley Bank, N.A
BSN	Bank of Nova Scotia	MYC	Morgan Stanley Capital Services, Inc.
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
CIW	CIBC World Markets Corp.	NOM	Nomura Securities International Inc.
CKL	Citibank N.A. London	RDR	RBC Capital Markets LLC
DEU	Deutsche Bank Securities, Inc.	SCX	Standard Chartered Bank
DUB	Deutsche Bank AG	SSB	State Street Bank and Trust Co.
FBF	Credit Suisse International	TDM	TD Securities (USA) LLC
FICC	Fixed Income Clearing Corporation	UAG	UBS AG Stamford
FOB	Credit Suisse Securities (USA) LLC	UBS	UBS Securities LLC

Currency Abbreviations:
ARS	Argentine Peso	KRW	South Korean Won
AUD	Australian Dollar	MXN	Mexican Peso
BRL	Brazilian Real	NZD	New Zealand Dollar
CAD	Canadian Dollar	PEN	Peruvian New Sol
COP	Colombian Peso	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	TRY	Turkish New Lira
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar
INR	Indian Rupee	ZAR	South African Rand
JPY	Japanese Yen

Exchange Abbreviations:
CBOT	Chicago Board of Trade	OTC	Over the Counter

Index/Spread Abbreviations:
ARLLMONP	Argentina Blended Policy Rate	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index
BADLARPP	Argentina Badlar Floating Rate Notes	FRCPXTOB	France Consumer Price ex-Tobacco Index
BP0003M	3 Month GBP-LIBOR	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate
CDX.EM	Credit Derivatives Index - Emerging Markets	ISDA	International Swaps and Derivatives Association, Inc.
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
CDX.IG	Credit Derivatives Index - Investment Grade	MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
CMBX	Commercial Mortgage-Backed Index	UKRPI	United Kingdom Retail Prices Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	US0003M	3 Month USD Swap Rate
CPTFEMU	Eurozone HICP ex-Tobacco Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	BAM	Build America Mutual Assurance

SEMIANNUAL REPORT	JUNE 30, 2019	139

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BABs	Build America Bonds	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
BTP	Buoni del Tesoro Poliennali	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	TELBOR	Tel Aviv Inter-Bank Offered Rate
EURIBOR	Euro Interbank Offered Rate	UMBS	Uniform Mortgage-Backed Security
LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year

140	PIMCO MANAGED ACCOUNTS TRUST

Changes to Boards of Trustees

(Unaudited)

Effective January 1, 2019, Craig Dawson resigned from the Board.

Effective January 1, 2019, Sarah Cogan was appointed by the Board as a Trustee of the Trust.

Effective January 1, 2019, David Fisher was appointed by the Board as a Trustee of the Trust.

SEMIANNUAL REPORT	JUNE 30, 2019	141

Approval of Investment Advisory Contract and Other Agreements

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that both the full Board of Trustees (the “Board” or the “Trustees”) and a majority of the Trustees who are not “interested persons” of PIMCO Managed Account Trust (“PMAT”), as that term is defined in the 1940 Act (the “Independent Trustees”), voting separately, annually approve the continuation of the Investment Advisory Contract between PMAT, on behalf of each of its series (each, a “Portfolio” and, collectively, the “Portfolios”), and Pacific Investment Management Company LLC (“PIMCO”) (the “Agreement”). At an in-person meeting held on June 18, 2019 (the “Approval Meeting”), the Board, including the Independent Trustees, formally considered and unanimously approved the continuation of the Agreement for an additional one-year period commencing on August 1, 2019.

In addition to the Approval Meeting, the annual contract review process with respect to the Agreement also involved multiple planning discussions and meetings of the Contracts Committees of the Board (collectively, the “Committee”) to ensure that (i) PIMCO would have time to respond to any questions from the Independent Trustees resulting from their initial review of the contract review materials and (ii) the Independent Trustees would have time to consider those responses (the Approval Meeting, together with such planning discussions and Committee meetings, the “Contract Renewal Meetings”). Throughout the process, the Independent Trustees received legal advice from independent legal counsel that is experienced in 1940 Act matters and independent of PIMCO (“Independent Counsel”), and with whom they met separately from PIMCO during the Contract Renewal Meetings. Representatives from Portfolio management attended portions of the Contract Renewal Meetings. The Committee also received and reviewed a memorandum from Independent Counsel regarding the Trustees’ responsibilities in evaluating the Agreement.

In connection with their deliberations regarding the proposed continuation of the Agreement for each Portfolio, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment advisory services performed by PIMCO under the Agreement.

In evaluating each Agreement, the Board, including the Independent Trustees, reviewed extensive materials provided by PIMCO in response to questions submitted by the Independent Trustees and Independent Counsel, and met with senior representatives of PIMCO regarding its personnel, operations, and financial condition as they relate to the Portfolios. The Trustees also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Portfolio, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and shareholder and other services provided by PIMCO and its affiliates. To assist with their review, the Trustees also reviewed information regarding the investment performance for each Portfolio and certain composites comprised of separate accounts managed by PIMCO that invest in the Portfolios, along with associated benchmark indices for such separate accounts, as well as the estimated profitability to PIMCO with respect to the Portfolios for the one-year period ended December 31, 2018.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor.

142	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors. The Trustees evaluated information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately in respect of each Portfolio.

Nature, Extent and Quality of Services

As part of their review, the Trustees received and considered descriptions of various functions performed by PIMCO for the Portfolios, such as portfolio management, compliance monitoring, portfolio trading practices, and oversight of third party service providers. They also considered information regarding the overall organization and business functions of PIMCO, including, without limitation, information regarding senior management, portfolio managers and other personnel providing or proposed to provide investment management, administrative and other services, and corporate ownership and business operations unrelated to the Portfolios. The Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Portfolios. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Portfolios; the ability of PIMCO to attract and retain capable personnel; the background and capabilities of the senior management and staff of PIMCO; employee compensation; and the operational infrastructure, including technology and systems, of PIMCO.

In addition, the Trustees noted the extensive range of services that PIMCO provides to the Portfolios beyond investment management services. In this regard, the Trustees reviewed the extent and quality of PIMCO’s services with respect to regulatory compliance and ability to comply with the investment policies of the Portfolios; the compliance programs and risk controls of PIMCO; the specific contractual obligations of PIMCO pursuant to the Agreement; the nature, extent, and quality of the investment advisory services PIMCO is responsible for providing to the Portfolios; PIMCO’s risk management function; and conditions that might affect PIMCO’s ability to provide high-quality services to the Portfolios in the future under the Agreement, including, but not limited to, PIMCO’s financial condition and operational stability. The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Portfolios for which it receives no management fee. Specifically, the Trustees considered that PIMCO’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Portfolios. The Trustees also noted PIMCO’s activities under its contractual obligation to oversee the Portfolios’ various outside service providers, including its negotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. They also considered PIMCO’s ongoing development of its own infrastructure and information technology to support the Portfolios through, among other things, cybersecurity, business continuity planning, and risk management.

Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to each Portfolio given its investment objective and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement, and that PIMCO would otherwise be able to provide services to each Portfolio of sufficient extent and quality.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

Fee and Expense Information

The Trustees also gave substantial consideration to the fact that, with respect to each Portfolio, no fees are payable to PIMCO from the Portfolios under the Agreement, and that PIMCO has entered into an Expense Limitation Agreement with PMAT, on behalf of each Portfolio, pursuant to which PIMCO waives all fees and/or pays or reimburses all expenses of the Portfolios, except extraordinary expenses, including extraordinary legal expenses, and expenses incurred as a result of portfolio investments, such as any brokerage fees and commissions and other portfolio transaction expenses, costs, including interest expenses, of borrowing money or engaging in other types of leverage financing, fees and expenses of any underlying funds or other pooled vehicles in which the Portfolios invest, taxes, governmental fees and dividends and interest on short positions.

Performance Information

The Trustees also considered the performance of each Portfolio as compared to the performance of a composite comprised of separate accounts managed by PIMCO that invest in the Portfolio, along with associated benchmark indices for such separate accounts. The Trustees noted that because the Portfolios are intended to form only a portion of an overall investment strategy and were developed exclusively for use within separately managed accounts, comparisons to the performance of traditional stand-alone funds or accounts managed by PIMCO would produce limited information. Each Portfolio outperformed or performed approximately the same as the performance of the associated benchmark for the one-year, three-year, five-year, and ten-year periods ending December 31, 2018, as applicable, with certain exceptions. Fixed Income SHares: Series R, Fixed Income SHares: Series TE, and Fixed Income Shares: Series LD each underperformed the associated benchmark for the one-year period ended December 31, 2018, and Fixed Income SHares: Series C and Fixed Income SHares: Series R each underperformed the associated benchmark for the five-year period ended December 31, 2018.

Profitability, Economies of Scale, and Fall-out Benefits

Because the Portfolios do not pay fees directly, the Trustees did not place emphasis on the extent to which economies of scale would be realized due to potential growth of assets in the Portfolios or whether fee and expense levels reflect economies of scale for the Portfolios’ shareholders.

The Trustees considered the fact that PIMCO and its affiliates may benefit from their relationships with the sponsors of wrap programs for which the Portfolios are an investment option. They noted such benefits include the receipt by PIMCO and its affiliates of fees paid by the sponsor of the wrap program based on assets under management of the wrap program. Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment adviser to the Portfolios and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Portfolios’ portfolio transactions on an agency basis.

The Trustees also considered the amounts paid by the sponsors of the “wrap” programs to PIMCO and/or its affiliates with respect to wrap account assets invested in the Portfolios, as well as the fees “imputed” to PIMCO, for purposes of arriving at an estimate of profitability arising from PIMCO’s and its affiliates’ relationships with the Portfolios. Among other information, the Trustees took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Portfolios and other funds and accounts managed by PIMCO for purposes of

144	PIMCO MANAGED ACCOUNTS TRUST

(Unaudited)

developing profitability estimates. Based on the profitability analysis provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

Conclusion

After reviewing these and other factors described herein, including that no fees are payable under the Agreement, the Trustees concluded, with respect to each Portfolio, within the context of their overall conclusions regarding the Agreement, and based on the information provided and related representations made by management, and in their business judgment, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Portfolios. Based on their evaluation of factors that they deemed to be material, including, but not limited to, those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Portfolio and its shareholders, and should be approved.

SEMIANNUAL REPORT	JUNE 30, 2019	145

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Portfolios listed on the Report cover.

FISH4001SAR_063019

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	None.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Managed Accounts Trust

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: August 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date: August 27, 2019

By:	/s/ Bradley Todd
Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date: August 27, 2019